Exhibit 10.1

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) executed on December 12, 2024 (the “Execution Date”), but effective as of the Effective Date, is made by and among U.S. Energy Corporation, a Delaware corporation (“U.S. Energy”), and New Horizon Resources LLC, a North Dakota limited liability company and wholy owned subsidiary of U.S. Energy Corporation (“New Horizon” and together with U.S. Energy, the “Seller”) and 84 Resources Holdings, LLC, a Texas limited liability company (“Buyer”), for the purchase by Buyer of one hundred percent (100%) of Seller’s right, title and interest in and to the Assets, as defined herein, subject to the terms, conditions, and reservations contained herein. Seller and Buyer may each be referred to herein as a “Party” and together referred to herein as the “Parties”.

1.    ASSET ACQUISITION

1.1    Assets. Upon the terms and subject to the conditions of this Agreement, and for the consideration specified in Section 2.2, Seller agrees to sell, assign, transfer and convey, and Buyer agrees to purchase and pay for, all of Seller’s right, title and interest, at the Closing, in and to the following assets less and except for the Excluded Assets (collectively, the “Assets”):

(i)

All of Seller’s rights, title and interest in and to the oil and gas leases described on Exhibit A-2 attached hereto, including all related leasehold interests, carried interests, reversionary interests and operating rights associated therewith and leasehold estate created thereby (the “Leases”), together with any and all other rights, titles and interests in and to the lands covered by the Leases, including the lands pooled, unitized or communitized therewith (the “Lands”);

(ii)

All oil, gas, water, disposal and injection wells located on the Lands covered by the Leases or included in pooled acreage or units with which any Leases may have been pooled or unitized, including, without limitation, the wells described on Exhibit A-1 attached hereto (the “Wells”), together with all well equipment, pipelines, gathering systems, field offices located on the Lands or units in which the Leases or Lands are pooled or unitized, processing facilities, storage facilities, drill site pads, pits, containment facilities, or other personal property appurtenant to the operation of the Wells;

(iii)

All of Seller’s rights, title and interest in and to the surface leases appurtenant to the ownership or operation of the Wells, including, without limitation, those described on Exhibit A-2 attached hereto (the “Surface Rights”) and any surface facilities and yards, shops, and offices located on or associated with the Surface Rights, together with all fixtures, buildings, structures or other improvements thereon;

(iv)	All fee surface interests used or held for use in connection with the ownership or operation of the Assets, and any field offices related to the operation of the Assets (the “Fee Surface Interests”);

(v)

All of the easements, rights-of-way, servitudes, licenses, surface use agreements and other rights held by Seller and existing as of the Effective Date to the extent used or held for use primarily in connection with the ownership or operation of the Assets or to the extent which are required for access to the Assets, that are described on Exhibit A-3 attached hereto, together with all rights, hereditaments, and appurtenances thereto (collectively, the “Rights of Way”);

(vi)

The real property legally described on Exhibit A-4 attached hereto, including all surface and mineral rights of Seller thereto (the “Real Property”) pursuant to that certain Special Warranty Deed to be executed by the Parties effective as of the Effective Date, and attached hereto as Exhibit B (the “Special Warranty Deed”), and all of Seller’s rights and appurtenances to the Real Property, including, any easements, rights of way, rights of ingress and egress or other interests in, on, or to, any land, highway, street, road or avenue, open or proposed, in, on, across from, in front of, abutting, adjoining or otherwise appurtenant to the Real Property, as well as all other rights, privileges and appurtenances owned by Seller and related to the Real Property;

(vii)

All equipment, machinery, fixtures, furniture, buildings, structures, improvements and other real, personal property, located on the Real Property, Fee Surface Interests or Lands, including without limitation, that are described on Exhibit A-5, provided that such equipment and machinery is located on the Real Property, Fee Surface Interests or Lands (Seller’s interest in such properties, collectively, the “Personal Property”);

(viii)

To the extent legally assignable, any permit, license, registration, consent, order, approval, variance, exemption, waiver, franchise, right or other authorization (in each case) of any governmental authority (the “Permits”) relating to the ownership and operation of any of the Assets which is set forth on Exhibit A-6;

(ix)

All contracts necessary or appurtenant to the operation of the Assets as set forth on Exhibit A-7 and all existing and effective sales, purchase, exchange, gathering, transportation, processing and gas contracts, operating agreements, unit agreements, balancing agreements, farmout agreements, farmin agreements, exploration agreements and any and all other contracts and agreements insofar as they relate to the Assets (“Operating Contracts”);

(x)

All books, records, files, reports, tax and accounting records, in each case to the extent relating to the Assets and to the extent in Seller’s or any of its affiliates’ possession or control, including: (a) land and title records (b) contract files; (c) correspondence; (d) facility files (including construction records); (e) payment records; (f) disposal volume records; and (g) environmental, regulatory, accounting and asset tax records; but excluding any of the foregoing items to the extent comprising or related to the Excluded Assets (the foregoing, subject to such exclusion, the “Records”); and

(xi)

all such other oil and gas properties and other rights, titles, interests and properties that are as set forth in greater detail and specificity in the Assignment, Conveyance and Bill of Sale to be executed by the Parties effective as of the Effective Date and attached hereto as Exhibit C (the “Assignment”).

1.2    Excluded Assets. Notwithstanding the foregoing, the Assets shall not include, and therefore is excepted, reserved and excluded from the purchase and sale contemplated herein, all other assets that do not constitute the Assets including, without limitation, the following (the “Excluded Assets”):

(i)

All of Seller’s corporate minute books, financial records, income tax records, and other business records that relate to Seller’s business generally (including the ownership and operation of the Assets);

(ii)

All trade credits, all accounts, all receivables of Seller (or its affiliates) and all other proceeds, income, or revenues of Seller (or its affiliates) attributable to the Assets and attributable to any period of time prior to the Effective Date;

(iii)	All funds held in suspense by Seller in respect of the Assets for any period of time prior to the Effective Date;

(iv)	All claims and causes of action of Seller or its affiliates that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds);

(v)

All rights and interests of Seller (a) under any policy or agreement of insurance or indemnity, (b) under any bond, or (c) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions, or events or damage to or destruction of property attributable to any period of time prior to the Effective Date;

(vi)	Seller’s rights with respect to all proceeds attributable to the Assets with respect to all periods prior to the Effective Date and related proceeds;

(vii)

Any and all claims of Seller or any of its affiliates for refunds of, rights to receive funds from any governmental authority, credits attributable to, loss carryforwards with respect to, or similar tax assets relating to (a) Asset taxes attributable to any period (or portion thereof) ending prior to the Effective Date; (b) any taxes attributable to the Excluded Assets; and (c) any other taxes relating to the ownership or operation of the Assets or the receipt of proceeds therefrom that are attributable to any period (or portion thereof) ending prior to the Effective Date;

(viii)	All rights, benefits, claims, and releases of Seller or its affiliates under or with respect to any contract that are attributable to periods of time prior to Closing;

(ix)	All of Seller’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos, and other intellectual property;

(x)	All documents and instruments of Seller that may be protected by legal privilege, including attorney-client privilege or any attorney work product doctrine;

(xi)	All data that cannot be disclosed by Seller as a result of confidentiality arrangements under existing written agreements;

(xii)	All audit rights arising under any of the contracts or otherwise with respect to any period prior to the Effective Date or to any of the Excluded Assets;

(xiii)

Documents prepared or received by Seller or its affiliates with respect to (a) lists of prospective purchasers for such transactions compiled by Seller; (b) bids submitted by other prospective purchasers of the Assets; (c) analyses by Seller or its affiliates of any bids submitted by any prospective purchaser; (d) correspondence between or among Seller, its representatives, and any prospective purchaser other than Buyer; and (e) correspondence between Seller or any of its representatives with respect to any of the bids, the prospective purchasers, or the transactions contemplated hereby;

(xiv)	A copy of all Records transferred to Buyer hereunder;

(xv)	Vehicles and rolling stock;

(xvi)	Any contracts that constitute master services agreements or similar contracts other than the Operating Contracts; and

(xvii)	Any of Seller’s assets other than the Assets whether or not listed on Exhibit D attached hereto.

2.    SALE AND PURCHASE OF THE ASSETS

2.1    Interests Conveyed. Subject to the terms and conditions provided in this Agreement, Seller agrees to sell and Buyer agrees to purchase one hundred percent (100%) of Seller’s right, title, and interest in and to the Assets as defined above in exchange for the Purchase Price to be delivered by Buyer to Seller at Closing.

2.2      Purchase Price. The purchase price for the Assets shall be the sum of SIX MILLION EIGHT HUNDRED TWENTY FIVE THOUSAND AND 00/100 DOLLARS ($6,825,000.00) (“Purchase Price”).

2.3    Effective Date. The “Effective Date” of the sale and purchase of the Assets shall be 12:01 a.m., Central Standard Time, on November 1, 2024.

3.    DUE DILIGENCE REVIEW

3.1    Due Diligence Review. Buyer acknowledges that prior to the Execution Date hereof, Seller has made available to Buyer all pertinent documents and records concerning the Assets and that Buyer has reviewed such documentation to its satisfaction prior to its execution hereof. Following the Execution Date until five (5) days prior to the Closing Date, Seller will continue to make available to Buyer such documents and records in the same manner as Buyer had access just prior to execution. Buyer acknowledges and agrees that it has conducted its due diligence review of the Assets prior to its execution hereof so as to satisfy itself of the following:

(i)

That Seller owns good and defensible title, free of title defects, title deficiencies, liens, security interests, encumbrances, claims (anticipated or pending), adverse judgments or orders, consents to assign and preferential rights to purchase;

(ii)

That the Leases and Operating Contracts are on forms that are usual and customary in the industry, with no unusual conditions, onerous provisions or riders that would or could impair or limit the value of the Assets or its transferability;

(iii)

That the Assets, and any portion thereof, are free from environmental claims or environmental conditions which could constitute a violation of applicable environmental laws or serve as a basis for an environmental claim by any third party;

(iv)

That Seller is not in default under any applicable agreement or regulatory orders or laws relating to or affecting the Assets, Seller’s operation of the Assets, and the transferability of both the operatorship and the Assets covered by this Agreement; and

(v)	That the Assets are not subject to any carries, back-ins, reversions, or other future interests that in any way would or could alter the working interest or net revenue interest of any Well.

SELLER MAKES NO REPRESENTATION OR WARRANTY, AND EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES AS TO THE ACCURACY OR COMPLETENESS OF THE DOCUMENTS, INFORMATION, BOOKS, RECORDS, FILES, AND OTHER DATA THAT SELLER OR ITS REPRESENTATIVES HAVE OR MAY PROVIDE OR DISCLOSE TO BUYER OR BUYER REPRESENTATIVES. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, SELLER REPRESENTS AND WARRANTS IT HAS NOT PROVIDED AND WILL NOT PROVIDE ANY DOCUMENTS, BOOKS, RECORDS, FILES, INFORMATION OR OTHER DATA THAT TO SELLER’S KNOWLEDGE IS FALSE OR INACCURATE.

3.2    Defects. In the event Buyer’s due diligence review uncovers anything contrary to the above in Section 3.1, which would have a materially adverse effect on Buyer’s ownership or ability to operate the Assets, the same shall constitute a “Defect(s)” for purposes of this Agreement and Buyer shall deliver to Seller written notice of such Defect(s) no later than five (5) days prior to the Closing Date. Said notice shall include reasonable detail describing the Defect(s), including identifying the applicable Defect(s) in Section 3.1 and the estimated value with respect to such Defect(s). In the event a particular Defect is not cured or waived two (2) days prior to the Closing Date, the Parties will negotiate in good faith to adjust the Purchase Price based on the Defects listed, but in no event will the Purchase Price be adjusted by more than Three Hundred Fifty Thousand Dollars ($350,000.00), which shall be the aggregate cap to Defect adjustments.

3.3    Permitted Encumbrances. The following shall constitute “Permitted Encumbrances” which shall not be a basis for a Defect:

(i)

Encumbrances that arise under oil and gas exploration and development contracts of a type and nature ordinarily encountered in the oil and gas industry to secure the payment of amounts that are not yet delinquent;

(ii)

Encumbrances securing payments to mechanics and materialmen, and encumbrances securing payment of taxes or assessments that are, in either case, not yet delinquent; but specifically excluding (a) any federal or state tax liens which burden the Assets and are filed of record, or (b) any federal and state tax liens which burden the Assets and are filed of record and which are under payment plans but under which the taxpayer is delinquent on such payment plans, both of which circumstances shall constitute Defects;

(iii)

Consent to assignments by governmental authorities (a) that have been obtained on or prior to the Closing Date or (b) that are customarily obtained after the delivery of the Assets of the nature contemplated by this Agreement, including, but not limited to local, state, federal, and Indian consents;

(iv)

Easements, rights of way, servitudes, permits, surface leases, surface use restrictions and other surface uses and impediments that are not such as to interfere materially with the operation, value, ownership or use of any Well;

(v)	Such Defects as Buyer expressly waives in writing;

(vi)	Rights reserved to or vested in any governmental authority to control or regulate any of the Assets in any manner, and all applicable legal requirements;

(vii)

Any mortgages encumbering a lessor’s interest created by a lessor(s) or their predecessor(s) in title that secure indebtedness that are not in default or currently involved in foreclosure proceedings (expressly excluding, however, liens and security interests granted by a lessee), provided that said mortgages do not encumber Seller’s interest in the Assets;

(viii)	Defects arising out of lack of survey; and

(ix)	Any encumbrance the enforcement of which is barred under applicable statute of limitations or prescription; and

(x)

Any Defect associated with ownership or operation of a Lease or Well, insofar as such Lease or Well is included within and associated with ownership or operation of the O’Benco, Inc. – Scapegoat 1H Unit, as set forth in the Designation of Unit, dated January 21, 2016, recorded in Volume 2500, Page 548, Official Public Records, Henderson County, Texas, including without limitation any Defect related to ownership or operation of the Scapegoat Unit 1H Well (API No. 42-213-31071).

4.    OPERATIONS PENDING CLOSING; CONDITIONS TO CLOSING; POST CLOSING OBLIGATIONS; CASUALTY OR CONDEMNATION LOSS

4.1    Operations Pending Closing. During the term of this Agreement the Parties agree to the following:

(i)	Seller shall operate and maintain the Assets in the ordinary course of business in accordance with Seller’s past practices;

(ii)	Seller shall refrain from releasing or modifying any Lease or entering into any new leases or contract affecting the Assets, except in the ordinary course of business; and

(iii)	Seller shall refrain from encumbering the Assets with a burden that would constitute a Defect pursuant to this Agreement.

4.2    Conditions to Closing Obligations of Buyer. The obligation of Buyer to consummate the transaction provided for in this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date, subject to the right of Buyer to waive any one or more of such conditions:

(i)	At and as of the Closing Date, the representations and warranties made by Seller in Article 6 shall be true and correct in all material respects;

(ii)

Seller shall have duly performed or complied in all material respects with all of the obligations to be performed and complied with by Seller under the terms of this Agreement on or prior to the Closing Date; and

(iii)

No suit, action or other proceeding (excluding any such matter initiated by Buyer or any of its affiliates) shall be pending or threatened before any court or governmental agency seeking to enjoin or restrain the consummation of Closing or recover damages from Buyer resulting therefrom.

4.2    Conditions to Closing Obligations of Seller. The obligation of Seller to consummate the transactions provided for in this Agreement shall be subject to the satisfaction of each of the following conditions on or before the Closing Date, subject to the right of Seller to waive any one or more of such conditions:

(i)	At and as of the Closing Date, the representations and warranties made by Buyer in Article 7 shall be true and correct in all material respects;

(ii)

Buyer shall have duly performed or complied in all material respects with all of the obligations to be performed and complied with by Buyer under the terms of this Agreement on or prior to the Closing Date; and

(iii)

No suit, action or other proceeding (excluding any such matter initiated by Seller or any of its affiliates) shall be pending or threatened before any court or governmental agency seeking to enjoin or restrain the consummation of Closing or recover damages from Seller resulting therefrom.

4.3    Casualty or Condemnation Loss.

(i)

Notwithstanding anything herein to the contrary, from and after the Effective Date if Closing occurs, with respect to the Assets, Buyer shall assume all risk of loss with respect to the depreciation of any Asset due to ordinary wear and tear, and, in each case, Buyer shall not assert such matters as any Casualty or Condemnation Loss hereunder.

(ii)

If, after the Execution Date but prior to the Closing Date, any portion of the Assets is damaged or destroyed or otherwise impaired by fire, explosion, tornado, hurricane, earthquake, earth movement, flood, water damage or other similar casualty or is taken in condemnation or under right of eminent domain (in each case, a “Casualty or Condemnation Loss”), Seller shall notify Buyer promptly after Seller obtains knowledge of such event and thereafter. In the event that (a) the amount of the costs and expenses associated with repairing or restoring the Assets affected by such Casualty or Condemnation Loss exceeds One Hundred Thousand Dollars ($100,000.00), prior to Closing, Seller may elect to (i) cause the Assets affected by such Casualty or Condemnation Loss to be repaired or restored, if such repair or restoration is reasonably feasible, to at least its condition prior to such Casualty or Condemnation Loss, at Seller’s sole cost, as promptly as reasonably practicable, or (ii) decrease the Purchase Price by an amount equal to the diminution of value to the Assets resulting from such Casualty or Condemnation Loss, or (iii) terminate this Agreement without any further liability on either Party or (b) the amount of the costs and expenses associated with repairing or restoring the Assets affected by such Casualty or Condemnation Loss is less than or equal to One Hundred Thousand Dollars ($100,000.00), such Casualty or Condemnation Loss shall be promptly submitted as an insurance claim with Buyer having the right to the insurance proceeds recovered for such Casualty or Condemnation Loss, Buyer and Seller shall execute any further documentation that is reasonably necessary for prosecution of such insurance claim, and Seller shall assign, transfer and set over to Buyer or Buyer will be subrogated as to any claims of Seller for the purposes of independently recovering any proceeds for such Casualty or Condemnation Loss. In addition, Seller shall use its commercially reasonable efforts to pursue such insurance claims, unpaid awards and other rights against any third parties related to such insurance claim.

5.    CLOSING

5.1    Closing. The transaction described herein shall be closed on or before December 31, 2024 (“Closing Date”) unless extended upon the agreement of the Seller and Buyer. The closing shall occur by electronic exchange of all documents referred to herein on the Closing Date with the executed originals thereof to follow promptly. At closing (the “Closing”) the following shall occur:

(i)

Buyer shall deliver to Seller the Purchase Price, including any applicable sales taxes, and less any prorated taxes calculated pursuant to Section 5.2 (the “Closing Price”), by wire transfer of immediately available funds;

(ii)	Seller shall execute, acknowledge, and deliver to Buyer the Assignment;

(iii)	Seller shall execute, acknowledge, and deliver to Buyer the Special Warranty Deed;

(iv)	Seller shall execute, acknowledge, and deliver to Buyer, or its affiliates, all documents necessary to establish Buyer, or its affiliates, as the operator of the Assets;

(v)	The Parties shall execute a closing statement detailing the calculation of the Closing Price paid by Buyer and received by Seller; and

(vi)	Seller shall deliver to Buyer an executed Affidavit of Non-Foreign Status in the form attached as Exhibit E hereto.

5.2    Taxes, Costs, and Expenses. The Closing Price to be paid by Buyer shall include applicable sales taxes. Seller agrees to remit any sales taxes owed to the proper governmental authority and to file any necessary returns or other required filings in connection with said sales taxes. All ad valorem, property, production, severance and other taxes and assessments relative to the Assets shall be apportioned and prorated between Seller and Buyer as of the Effective Date, so that Buyer shall bear such share of said taxes and assessments as if Buyer had been the owner of the Assets at the Effective Date and Seller shall be charged for all such taxes and assessments relative to the Assets prior to the Effective Date. If the 2024 property tax statements are unavailable prior to the Effective Date, payment will be made on the basis of the 2023 property taxes. All costs and expenses incurred with respect to the Assets prior to the Effective Date shall be the obligation of and paid by Seller, and all costs and expenses incurred from and after the Effective Date shall be the obligation of and paid by Buyer. Periodically (until the first anniversary of the Effective Date), Seller and Buyer agree to account to the other for any amounts owed or owing pursuant to this Section 5.2.

5.3    Further Assurances. After the Closing, the Parties shall (i) furnish such additional information, (ii) execute and deliver such additional documents, and (iii) perform such additional acts, as may be reasonably requested by the other Party to effectuate the transaction contemplated by this Agreement.

5.4    Records. Seller shall make available to Buyer at Seller’s office as soon as practical after the Closing Date (but in no event more than fifteen (15) days after the Closing Date), all original records in Seller’s possession which directly relate to the Assets. Seller shall have the right to retain a copy of the records. For a period of one (1) year after the Closing Date (or such longer period of time as Seller shall advise Buyer is necessary due to pending legal claims and disputes or tax audits), Buyer shall permit Seller reasonable access, with prior written notice and during normal business hours, to (and the right to copy) the records for all reasonable purposes. Provided, however, that such right of access by Seller shall not obligate Buyer to maintain the records in the same form as maintained by Seller prior to the delivery thereof.

5.5    Removal of Seller Signage, Logos. As promptly as reasonably practical (but in any case, within thirty (30) days after the Closing Date, Buyer shall remove the name and mark of Seller (and any of its affiliates and any variations thereof) and any logos relating thereto from the Assets.

6.    REPRESENTATIONS AND WARRANTIES OF SELLER

Seller, separately as it relates to either U.S. Energy’s or New Horizon’s ownership of the Assets, represents and warrants to Buyer the matters set forth in this Article 6 as of the Execution Date and as of the Closing Date. As used herein, “Seller’s Knowledge” shall mean an individual’s knowledge of a particular fact or other matter if such individual is actually aware of such fact or other matter, without any duty of inquiry or investigation. Seller will be deemed to have “Knowledge” of a particular fact or other matter if with regard to Seller, the following individuals have Knowledge of such fact or other matter: Ryan Smith, CEO, and Jakob Hulcy, VP of Operations.

6.1    Organization. New Horizon is a limited liability company duly organized, validly existing and in good standing under the laws of the State of North Dakota and has the requisite limited liability company power to carry on its business as it is now being conducted. U.S. Energy is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to carry on its business as it is now being conducted.

6.2    Authority and Brokers’ Fees. Seller has full power and authority to enter into and perform this Agreement, the Assignment and the Special Warranty Deed and the transactions contemplated herein and therein. The execution, delivery and performance by Seller of this Agreement, the Assignment and the Special Warranty Deed has been validly authorized and approved by all necessary limited liability company action on the part of Seller. This Agreement is, and the Assignment and Special Warranty Deed when executed and delivered by Seller will be, the valid and binding obligation of Seller and enforceable against Seller in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws. Neither Seller nor any of its affiliates has incurred any liability, contingent or otherwise, for brokers’ or finders’ fees relating to this transaction for which Buyer will have any responsibility.

6.3    No Conflicts. Except as set forth on Schedule 6.3, and assuming the receipt of all Consents and the waiver of all Preferential Purchase Rights (in each case) applicable to the transactions contemplated hereby, the execution, delivery and performance by Seller of this Agreement and the Assignment and Special Warranty Deed and the consummation of the transactions contemplated herein and therein do not and will not in any material respect (i) conflict with or result in any breach of any provision of the governing documents of Seller, (ii) be rendered void or ineffective by or under the terms, conditions or provisions of any agreement, instrument or obligation to which Seller is a party or is subject, (iii) violate or conflict with any material provision of any agreement or instrument to which Seller is a party or by which it, or the Assets, is bound, or (iv) result in the imposition or acceleration of any payment for which Buyer will have liability.

6.4    Preferential Rights; Consents. To Seller’s Knowledge, except as set out on Schedule 6.4, there are no (i) preferential rights, rights of first refusal or similar rights to purchase that are applicable in connection with the transactions contemplated hereby (“Preferential Rights”) or (ii) required consents to assign (other than consents from governmental authorities which are customarily obtained after the assignment of assets similar to the Assets or that by its terms cannot be unreasonably withheld) that are applicable in connection with the transactions contemplated hereby (“Consents”).

6.5    Bankruptcy. There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by or, to Seller’s Knowledge, threatened in writing against Seller.

6.6    Foreign Person. Seller is not a “foreign person” within the meaning of Section 1445 of the Code.

6.7    Liens. To Seller’s Knowledge, except for Permitted Encumbrances, the Assets are or will be free and clear of any and all liens, mortgages, security interests, or pledges upon Closing.

6.8    Litigation. Other than as provided on Schedule 6.8 attached hereto, Seller represents that there is no demand, claim, suit, action, or other proceeding pending, or to Seller’s Knowledge threatened against Seller, before any court, governmental agency or regulatory body which would (or could if determined adversely) affect the Assets, nor is there any judgment or order adversely affecting the Assets.

6.9    No Violation of Laws. To Seller’s Knowledge, except with respect to matters set forth on Schedule 6.9, (i) the Assets are in material compliance with all laws applicable to the ownership, operation and use of the Assets as presently conducted, and (ii) Seller has not received any written notification that they are not presently in compliance with such material laws, in each case, except to the extent such non-compliance has not resulted in a material adverse effect.

6.10    No Material Damage. There has been no material damage, destruction or loss to the Assets in the last ninety (90) days.

6.11    Taxes. Upon the Closing Date, all ad valorem, property, production, and any other taxes or assessments affecting the Assets have been timely paid and all required returns have been filed.

6.12    Compliance. Other than as provided on Schedule 6.12 attached hereto, to Seller’s Knowledge, Seller is in material compliance with the Leases, Permits, and Operating Contracts described, and all laws, orders, rules, and regulations affecting the Assets, including all environmental laws, orders, rules, and regulations.

6.13    Environmental. To Seller’s Knowledge, Seller is not in material violation of any applicable Environmental Laws with respect to its ownership and operation of the Assets. As used in this Section 6.13, “Environmental Laws” means any federal, state, or local law, statute, rule, regulation, requirement, or ordinance and any writ, decree, bond, authorization, approval, license, permit, registration, binding criteria, standard, consent decree, settlement agreement, judgment, order, directive, or binding policy issued by or entered into with a governmental authority relating to (a) pollution, (b) protection of human health, wildlife, natural resources, or the environment, or (c) the management, existence, use, generation, processing, extraction, treatment, recycling, refining, transport, storage, collection, distribution, disposal, release, or threat of release of waste, substance, product, or other material (whether solid, liquid, gas, or mixed) that is or becomes identified, listed, published, or defined as a hazardous substance, hazardous waste, hazardous material, toxic substance, radioactive material, oil, or petroleum waste.

6.14    Restrictions on Purchaser’s Operations. There are no unrecorded contracts, agreements, conveyances, burdens, liens or encumbrances executed by Seller to which the Assets are subject or by which they are bound that will be binding on Buyer that would materially restrict the ability of the holder of such Assets to conduct operations, and produce, market and sell hydrocarbons attributable thereto.

6.15    Commitments. There are no outstanding authorizations for expenditures that require drilling or reworking operations, or obligations of Seller to make payments in excess of Fifty Thousand Dollars ($50,000.00).

6.16    Contracts and Rights of Way. To Seller’s Knowledge, there are no contracts necessary or appurtenant to the operation of the Assets which are not set forth on Exhibit A-7 attached hereto and there are no easements, rights-of-way or other surface rights held by Seller and used in connection with the ownership or operation of the Assets or necessary for access to the Assets which are not set forth on Exhibit A-3 attached hereto.

7.    REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller the matters set forth in this Article 7 as of the Execution Date and as of the Closing Date.

7.1    Organization; Existence. Buyer is a is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Texas and has the requisite limited liability company power to carry on its business as it is now being conducted

7.2    Authorization. Buyer has full power and authority to enter into and perform this Agreement and the documents to which it is or at Closing will be a party and the transactions contemplated herein and therein. The execution, delivery, and performance by Buyer of this Agreement has been, and of each document to which it is or will be a party will be, duly and validly authorized and approved by all necessary corporate action on the part of Buyer. This Agreement is, and each document to which Buyer is or will be a party when executed and delivered by Buyer will be, the valid and binding obligation of Buyer and enforceable against Buyer in accordance with their respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium, and similar laws.

7.3    No Conflicts. The execution, delivery, and performance by Buyer of this Agreement and each document to which it is or will be a party and the consummation of the transactions contemplated herein and therein will not in any material respect (i) conflict with or result in a breach of any provisions of the organizational or other governing documents of Buyer, (ii) result in a default or give rise to any right of termination, cancellation or acceleration or result in the creation of any encumbrance under any of the terms, conditions or provisions of any note, bond, mortgage or indenture to which Buyer is a party or by which Buyer or any of its property may be subject or bound or (iii) violate any law applicable to Buyer or any of its property, except in the case of clauses (ii) and (iii) where such default, encumbrance, termination, cancellation, acceleration or violation would not have a material adverse effect upon the ability of Buyer to consummate the transactions contemplated by this Agreement or the documents to which it is or will be a Party or perform its obligations hereunder or thereunder.

7.4    Brokers’ Fees. Buyer has not incurred responsibility, liability or expense, contingent or otherwise, for brokers’ fees or finders’ fees, agent’s commissions or other similar forms of compensation relating to the transactions contemplated by this Agreement or the documents referenced herein to which Buyer is a party for which Seller or any affiliate of Seller shall have any responsibility.

7.5    Financial Ability. Buyer has sufficient cash, available lines of credit, or other sources of immediately available funds to enable it to (i) deliver the amounts due at the Closing; (ii) take such actions as may be required to consummate the transactions contemplated herein; and (iii) timely pay and perform Buyer’s obligations under this Agreement and the documents referenced herein to which Buyer is a party. Buyer expressly acknowledges that the failure to have sufficient funds will in no event be a condition to the performance of its obligations hereunder, and in no event will Buyer’s failure to perform its obligations hereunder be excused by failure to receive funds from any source.

7.6    Securities Laws. The solicitation of offers and the sale of the Assets by Seller have not been registered under any securities laws. At no time has Buyer been presented with or solicited by or through any public promotion or any form of advertising in connection with the transactions contemplated herein. Buyer is not acquiring the Assets with the intent of distributing fractional, undivided interests that would be subject to regulation by federal or state securities laws. In the event Buyer sells, transfers, or otherwise disposes of the Assets or fractional undivided interests therein, it will do so in compliance with applicable federal and state securities laws.

7.7    Bankruptcy. There are no bankruptcy, reorganization, receivership, or arrangement proceedings pending or being contemplated by Buyer, or threatened in writing against Buyer. Buyer is and will be immediately after giving effect to the transactions contemplated herein, solvent.

7.8    Independent Evaluation. Buyer is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities. In making its decision to enter into this Agreement and to consummate the transactions contemplated in this Agreement, Buyer has (i) relied and will rely solely on its own independent investigation and evaluation of the Assets and the advice of its own legal, tax, economic, insurance, environmental, engineering, geological and geophysical advisors and the express provisions of this Agreement and not on any comments, statements, projections or other materials (including any physical or virtual data room materials) made or given by any representatives or consultants or advisors engaged by Seller and (ii) satisfied or will satisfy itself through its own due diligence as to the environmental and physical condition and state of repair of and contractual arrangements and other matters affecting the Assets.

8.    INDEMNITY

8.1   PRE-EFFECTIVE TIME. FROM AND AFTER CLOSING, SELLER SHALL DEFEND, INDEMNIFY, PROTECT AND HOLD HARMLESS BUYER AND ITS AFFILIATES AND SUBSIDIARIES AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (“BUYER GROUP”) FROM AND AGAINST ANY AND ALL LIENS, CLAIMS, DEMANDS, COSTS (INCLUDING BUT NOT LIMITED TO ATTORNEYS’ FEES, ACCOUNTANTS’ FEES, ENGINEERS’ FEES, CONSULTANTS’ FEES AND EXPERTS’ FEES), EXPENSES, DAMAGES, LOSSES AND CAUSES OF ACTION FOR DAMAGES (I) ARISING OUT OF OR RELATED TO THE OWNERSHIP OR OPERATION OF THE ASSETS AND ACCRUING PRIOR TO THE EFFECTIVE DATE AND (II) THE MATERIAL BREACH BY SELLER OF ANY OF ITS REPRESENTATIONS AND WARRANTIES PROVIDED IN ARTICLE 6 HEREIN.

8.2   POST-EFFECTIVE TIME. FROM AND AFTER CLOSING, BUYER SHALL DEFEND, INDEMNIFY, PROTECT AND HOLD HARMLESS SELLER AND ITS AFFILIATES AND SUBSIDIARIES AND EACH OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES (“SELLER GROUP”) FROM AND AGAINST ANY AND ALL LIENS, CLAIMS, DEMANDS, COSTS (INCLUDING BUT NOT LIMITED TO ATTORNEYS’ FEES, ACCOUNTANTS’ FEES, ENGINEERS’ FEES, CONSULTANTS’ FEES AND EXPERTS’ FEES), EXPENSES, DAMAGES, LOSSES AND CAUSES OF ACTION FOR DAMAGES (I) ARISING OUT OF OR RELATED TO THE OWNERSHIP OR OPERATION OF THE ASSETS AND ACCRUING ON OR AFTER THE EFFECTIVE DATE AND (II) THE MATERIAL BREACH BY BUYER OF ANY OF ITS REPRESENTATIONS AND WARRANTIES PROVIDED IN ARTICLE 7 HEREIN.

8.3   ENVIRONMENTAL. NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, BUYER SHALL DEFEND, INDEMNIFY, PROTECT, RELEASE, AND HOLD HARMLESS SELLER GROUP FROM AND AGAINST ANY AND ALL LIABILITY, LIENS, DEMANDS, JUDGMENTS, SUITS, COSTS (INCLUDING BUT NOT LIMITED TO REMEDIATION COSTS, FINES AND PENALTIES) AND CLAIMS OF ANY KIND OR CHARACTER ARISING OUT OF, IN CONNECTION WITH OR RESULTING FROM ENVIRONMENTAL LIABILITIES ACCRUING PRIOR TO, ON OR AFTER THE EFFECTIVE DATE.

8.4   EXPRESS NEGLIGENCE. THE INDEMNIFICATION, RELEASE, ASSUMED OBLIGATIONS, WAIVER AND LIMITATION OF LIABILITY PROVISIONS PROVIDED FOR IN THIS AGREEMENT SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE OR RESULTED SOLELY OR IN PART FROM THE SOLE, ACTIVE, PASSIVE, CONCURRENT OR COMPARATIVE NEGLIGENCE, STRICT LIABILITY OR OTHER FAULT OR VIOLATION OF LAW OF OR BY ANY INDEMNIFIED PARTY, EXCEPT TO THE EXTENT SUCH LIABILITIES, LOSSES, COSTS, EXPENSES AND DAMAGES IN QUESTION AROSE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY. THE PARTIES ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE AND IS CONSPICUOUS.

9.    DISCLAIMERS

9.1    EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 6 OF THIS AGREEMENT OR IN THE ASSIGNMENT (INCLUDING ITS LIMITED SPECIAL WARRANTY OF TITLE) OR SPECIAL WARRANTY DEED, (I) SELLER MAKES NO (AND BUYER EXPRESSLY WAIVES ANY AND ALL, AND ANY RELIANCE UPON) REPRESENTATIONS OR WARRANTIES, EXPRESS, STATUTORY OR IMPLIED, AND (II) SELLER EXPRESSLY DISCLAIMS ALL LIABILITY AND RESPONSIBILITY FOR ANY (AND BUYER EXPRESSLY WAIVES RELIANCE UPON ANY AND ALL) OTHER REPRESENTATIONS, WARRANTIES, STATEMENTS OR INFORMATION MADE OR COMMUNICATED (ORALLY OR IN WRITING) TO BUYER OR ANY MEMBER OF BUYER GROUP.

9.2    EXCEPT AS AND TO THE EXTENT EXPRESSLY SET FORTH IN ARTICLE 6 OF THIS AGREEMENT OR IN THE ASSIGNMENT (INCLUDING ITS LIMITED SPECIAL WARRANTY OF TITLE) OR SPECIAL WARRANTY DEED, SELLER EXPRESSLY DISCLAIMS (AND BUYER EXPRESSLY WAIVES ANY AND ALL, AND ANY RELIANCE UPON) ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, AS TO (I) TITLE TO THE ASSETS (OTHER THAN THE LIMITED SPECIAL WARRANTY OF TITLE PROVIDED THEREIN), (II) THE CONTENTS, CHARACTER OR NATURE OF ANY DESCRIPTIVE MEMORANDUM, OR ANY REPORT OF ANY PETROLEUM ENGINEERING CONSULTANT OR OTHER THIRD PARTY, OR ANY GEOLOGICAL OR SEISMIC DATA OR INTERPRETATION, RELATING TO THE ASSETS, (III) THE QUANTITY, QUALITY OR RECOVERABILITY OF PETROLEUM SUBSTANCES IN OR FROM THE ASSETS, (IV) ANY ESTIMATES OF THE VALUE OF THE ASSETS, FUTURE REVENUES GENERATED BY THE ASSETS OR FUTURE COSTS ASSOCIATED WITH THE ASSETS, (V) THE PRODUCTION OF HYDROCARBONS FROM THE ASSETS, (VI) THE MAINTENANCE, REPAIR, CONDITION, QUALITY, SUITABILITY, DESIGN OR MARKETABILITY OF THE ASSETS, INCLUDING WITH RESPECT TO ENVIRONMENTAL LAW AND/OR COMPLIANCE, (VII) ANY OTHER MATERIALS OR INFORMATION THAT MAY HAVE BEEN MADE AVAILABLE OR COMMUNICATED TO ANY MEMBER OF BUYER GROUP IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY DISCUSSION OR PRESENTATION RELATING THERETO, AND FURTHER DISCLAIMS (AND BUYER EXPRESSLY WAIVES RELIANCE UPON) ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY OR IMPLIED, OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONFORMITY TO MODELS OR SAMPLES OF MATERIALS OF ANY EQUIPMENT, IT BEING EXPRESSLY UNDERSTOOD AND AGREED BY THE PARTIES HERETO THAT BUYER IS DEEMED TO BE OBTAINING THE ASSETS IN THEIR PRESENT STATUS, CONDITION AND STATE OF REPAIR, “AS IS” AND “WHERE IS” WITH ALL FAULTS AND THAT BUYER HAS MADE OR CAUSED TO BE MADE SUCH INSPECTIONS AS BUYER DEEMS APPROPRIATE, OR (VIII) ANY IMPLIED OR EXPRESS WARRANTY OF FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT.

10.   GENERAL MATTERS

10.1    Entire Agreement; Amendment. This Agreement, the Assignment, and the Special Warranty Deed, contain the entire agreement between the Parties with respect to the subject matter herein and supersede any prior agreement or understanding, whether oral or in writing. In the event of a conflict of terms between this Agreement and either the Assignment or Special Warranty Deed, the terms of this Agreement will supersede and control. This Agreement may only be amended by a written document duly executed by the Parties. This Agreement may not be modified, amended, or terminated orally. No modification, amendment or termination, or any waiver of any of the provisions of this Agreement, shall be binding unless same expressly states that it amends or modifies this Agreement, is in writing, and is signed and delivered by the Parties.

10.2    Counterparts. This Agreement may be signed in any number of counterparts or copies or on separate signature pages or by facsimile transmission, which when taken together shall be deemed to be an original for all purposes.

10.3    Binding on Heirs. This Agreement is binding upon and shall inure to the benefit of the heirs, successors, and assigns of the Parties.

10.4    No Third-Party Beneficiary; Assignment. The Parties acknowledge this Agreement is made solely for the benefit of the Parties, their successors, heirs, and assigns, but nothing in this Agreement is intended, nor will be deemed, to confer rights or remedies upon any person or legal entity other than the Parties and their respective successors and assigns. Nevertheless, Buyer shall not assign any of its rights or duties hereunder, including by merger, consolidation, operation of law or otherwise, without the prior written consent of Seller which is not to be unreasonably withheld. Seller may assign any of its rights or duties hereunder to a wholly owned subsidiary or affiliate, including by merger, consolidation, operation of law or otherwise, without the prior written consent of Buyer.

10.5    Headings for Reference. The section headings contained in this Agreement are for reference only and shall not in any way affect the meaning or interpretation of this Agreement.

10.6    Governing Law; Venue. This Agreement shall be governed by and construed in accordance with, and governed by, the laws of the State of Texas, without giving effect to its conflict of laws provisions. Each of the Parties consent to the exercise of jurisdiction in personam by the United States Federal District Courts located in Harris County, Texas (or if the Federal District Courts do not have jurisdiction, then the State Courts in Harris County, Texas) for any action, suit or proceeding arising out of or relating to this Agreement, the transaction documents referenced herein, or any transaction contemplated hereby or thereby. All such actions, suits or proceedings with respect to, arising directly or indirectly in connection with, out of, related to, or from this Agreement, the transaction documents, or any transaction contemplated hereby or thereby shall be exclusively litigated in the United States Federal District Courts having sites in Harris County, Texas (and all Appellate Courts having jurisdiction thereover) or, if the Federal Courts do not have jurisdiction, then the State Courts in Harris County, Texas (and all Appellate Courts having jurisdiction thereover). Each Party waives any objection to laying venue in any such action, suit or proceeding in such courts and waives any objection that such courts are an inconvenient forum or do not have jurisdiction over such Party. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION DOCUMENTS, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

10.7    Severability. If any term or provision of this Agreement shall be determined to be unenforceable, invalid or illegal in any respect, the unenforceability, invalidity or illegality shall not affect any other term or provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability.

10.8    Singular & Plural. For purposes of this Agreement a reference to the singular shall include the plural and a reference to the plural shall include the singular.

10.9    Notices. All communications required or permit‐ted to be given under this Agreement shall be in writing and delivered, mailed or transmitted to the Parties at the addresses set out below. Notices shall be deemed given when received except that notices given by email or facsimile transmission on weekends, holidays or after 5:00 p.m. Central Time, shall be deemed received on the next business day and as to electronic mail said notice shall be deemed to have been received upon the receiver confirming in writing receipt of said electronic transmittal, including by return electronic mail, which receiver agrees to promptly deliver. If delivered by commercial delivery service or mailed by registered or certified mail, the delivery receipt shall be evidence of the date of receipt. Either Party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

Notices to Seller:

U.S. Energy Corporation

1616 S. Voss

Houston, Texas 77057

Attn: Ryan Smith

Email: ryan@usnrg.com

With a copy (which shall not constitute notice) to:

R. Reese and Associates, PLLC

515 Post Oak, Suite 430

Houston, TX 77027

Attn: Matthew Reynolds

Email: mreynolds@rreeselaw.com

Notices to Buyer:

84 Resources Holdings, LLC

2000 Bering, Suite 703

Houston, TX 77057

Attn: Aaron Shimek

Email: aaron@84-energy.com

With copy (which shall not constitute notice) to:

84 Energy, LLC

2000 Bering, Suite 703

Houston, TX 77057

Attn: Andrew Kollaer

Email: andrew@84-energy.com

10.10    Survival. The representations and warranties of the Parties shall continue in full force and effect for the applicable period of limitations provided by law.

10.11    Waiver. The failure of either Party to enforce any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way affect the validity of this Agreement or any part thereof or the right of any person thereafter to enforce each and every provision. Any waiver shall only be binding if it is expressly set forth in a written instrument which is executed and delivered by the waiving Party. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other breach.

10.12    Confidentiality Each Party shall keep confidential this Agreement, all other documents and all oral and written information provided by the disclosing Party (i) in relation to the transactions contemplated hereby, including the negotiation and execution of this Agreement and the other documents delivered in connection herewith; or (ii) such other information provided by a Party hereto in connection with its obligations under the Confidentiality Agreement (“Confidential Information”). Notwithstanding the foregoing, Confidential Information shall not include: (i) information that is or becomes generally available to the public other than as a result of a disclosure by a Party in violation of this Agreement; (ii) information that becomes available to a Party on a non-confidential basis, except in violation of a prohibition against disclosing such information provided herein, which is known to the receiving Party; and (iii) information that a Party is required to disclose in connection with any administrative, governmental authority, or regulatory request, approval or filing process in connection with the conduct of its business or the consummation of the transactions contemplated by this Agreement. Each Party shall be permitted to disclose such records and information to its employees, directors, agents, attorneys, and accountants for the sole and only purpose of consummating the transaction described herein. Such persons shall agree to be bound by the confidentiality provisions of this Agreement. In the event this Agreement is terminated, all records and information provided by a Party shall be immediately returned to the other Party or destroyed, at the discretion of the disclosing Party, and in no event later than five (5) days after receipt of written notice of the same.

10.13    Publicity. All public notices, communications or statements to third parties and all other publicity concerning this Agreement, including the fact that an Agreement has been consummated, shall be jointly planned and coordinated by Seller and Buyer.

10.14    Independent Legal Counsel; Joint Drafting. It is understood and agreed that the Parties hereto have carefully reviewed this Agreement, they fully understand its terms, they sought and obtained, or had the opportunity to obtain, independent legal advice with respect to the negotiation and preparation of this Agreement. This Agreement has been negotiated and prepared by the joint efforts of the Parties, and the Parties have relied wholly upon their own judgment and knowledge (and the advice of their respective attorneys, if any). The language used in this Agreement is chosen jointly by the Parties to express their mutual intent and no rule of construction will be applied against any Party, including any rule of draftsmanship. The Parties hereby expressly agree any uncertainty or ambiguity existing herein shall not be interpreted against any of them. Except as expressly limited by this Section 10.14, all of the applicable rules of interpretation of contract shall govern the interpretation of any uncertainty or ambiguity.

10.15    Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that Seller shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

Signature Page Follows

IN WITNESS WHEREOF, the Parties have executed this Agreement on the Execution Date.

SELLER: U.S. Energy Corporation By: /s/ Ryan Smith Name: Ryan Smith Title: President and CEO

New Horizon Resources LLC By: /s/ Ryan Smith Name: Ryan Smith Title: President and CEO

BUYER: 84 Resources Holdings, LLC By: /s/ Andrew Kollaer Name: Andrew Kollaer Title: Partner

Signature Page to Purchase and Sale Agreement

EXHIBIT A-1

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Wells

See attached

Exhibit A-1

EXHIBIT A-1

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

Wells

Well Name	API	State	County	Lease	Lease Number	Operated or Non-Op	Operator of Record
Glad Oaks Unit 1H	42-001-32769	TX	Anderson	Glad Oaks Unit	04321	Operated	New Horizon Resources LLC
JA Newland Unit 1H	42-001-32760	TX	Anderson	JA Newland Unit	04316	Operated	New Horizon Resources LLC
Jerald Lambright Unit 1D	42-001-32735	TX	Anderson	Jerald Lambright Unit	04057	Operated	New Horizon Resources LLC
Superior Unit 1H	42-001-32764	TX	Anderson	Superior Unit	04300	Operated	New Horizon Resources LLC
Vannoy Unit 1H	42-001-32775	TX	Anderson	Vannoy Unit	04378	Operated	New Horizon Resources LLC
Wolf Creek Unit 1H	42-001-32768	TX	Anderson	Wolf Creek Unit	04326	Operated	New Horizon Resources LLC
Worley 1	42-001-32666	TX	Anderson	Worley	250322	Operated	New Horizon Resources LLC
Wilcox, G C #3	42-071-31876	TX	Chambers	WILCOX, G.C.	20359	Operated	New Horizon Resources LLC
Willcox #1 SWD	42-071-03472	TX	Chambers	Willcox. G.C.	09443	Operated	New Horizon Resources LLC
Hayes-Albritton Unit Est A	42-071-31838	TX	Chambers				Finley Resources, Inc.
Wilcox, G C #2 P&A	42-071-03261	TX	Chambers				Finley Resources, Inc.
Wilcox, G C #4 P&A	42-0713-1955	TX	Chambers				Finley Resources, Inc.
Hayes-Albritton #3	42-071-03263	TX	Chambers				Finley Resources, Inc.
Hayes-Albritton #6	42-071-32011	TX	Chambers				Finley Resources, Inc.
A.F. Hogg Unit 1H	42-213-31087	TX	Henderson	A.F. Hogg Unit	04322	Operated	New Horizon Resources LLC
Bywaters Unit 1H	42-213-31078	TX	Henderson	Bywaters Unit	04318	Operated	New Horizon Resources LLC
Bywaters Unit 2H	42-213-31093	TX	Henderson	Bywaters Unit	04318	Operated	New Horizon Resources LLC
Catfish Creek 1	42-213-30890	TX	Henderson	Catfish Creek	232352/04277	Operated	New Horizon Resources LLC
Catfish Creek #2 1	42-213-30946	TX	Henderson	Catfish Creek #2	04278	Operated	New Horizon Resources LLC
Catfish Creek A 3	42-213-30975	TX	Henderson	Catfish Creek A	04279	Operated	New Horizon Resources LLC
Catfish-Mine Unit 1H	42-213-31103	TX	Henderson	Catfish-Mine Unit	04348	Operated	New Horizon Resources LLC
Crombie Unit 1H	42-213-31098	TX	Henderson	Crombie Unit	04344	Operated	New Horizon Resources LLC
Cummings Unit 1H	42-213-31090	TX	Henderson	Cummings Unit	04327	Operated	New Horizon Resources LLC
FDIC Unit 1H	42-213-31049	TX	Henderson	FDIC Unit	04314	Operated	New Horizon Resources LLC
Hillhouse Unit 1	42-213-31047	TX	Henderson	Hillhouse Unit	04052	Operated	New Horizon Resources LLC
Holley Lake Unit 1H	42-213-31056	TX	Henderson	Holley Lake Unit	04311	Operated	New Horizon Resources LLC
J. Reynolds Unit 1H	42-213-31091	TX	Henderson	J. Reynolds Unit	04333	Operated	New Horizon Resources LLC
Jernigan Unit 1H	42-213-31075	TX	Henderson	Jernigan Unit	04315	Operated	New Horizon Resources LLC
Joyce Unit 1H	42-213-31083	TX	Henderson	Joyce Unit	04319	Operated	New Horizon Resources LLC
Knepple Unit 1H	42-213-31048	TX	Henderson	Knepple Unit	04313	Operated	New Horizon Resources LLC
Lambright Heirs Unit 1H	42-213-31060	TX	Henderson	Lambright Heirs Unit	04308	Operated	New Horizon Resources LLC
Lambright Heirs Unit 2H	42-213-31097	TX	Henderson	Lambright Heirs Unit	04308	Operated	New Horizon Resources LLC

Larue Unit 1H	42-213-31065	TX	Henderson	Larue Unit	04309	Operated	New Horizon Resources LLC
McCutchin Unit 1H	42-213-31085	TX	Henderson	McCutchin Unit	04329	Operated	New Horizon Resources LLC
Palmer Unit 1H	42-213-31052	TX	Henderson	Palmer Unit	04325	Operated	New Horizon Resources LLC
Pearcy-Prescott Unit 1H	42-213-31054	TX	Henderson	Pearcy-Prescott Unit	04310	Operated	New Horizon Resources LLC
Pharris Unit 1H	42-213-31061	TX	Henderson	Pharris Unit	04312	Operated	New Horizon Resources LLC
Radetzky Unit 1H	42-213-31067	TX	Henderson	Radetzky Unit	04317	Operated	New Horizon Resources LLC
Rosenberg Unit 1H	42-213-31086	TX	Henderson	Rosenberg Unit	04334	Operated	New Horizon Resources LLC
Scapegoat Unit 1H	42-213-31071	TX	Henderson	Scapegoat Unit	04349	Operated	New Horizon Resources LLC
Teselle Unit 1H	42-213-31082	TX	Henderson	Teselle Unit	04320	Operated	New Horizon Resources LLC
Tiner Lake Unit 1H	42-213-31101	TX	Henderson	Tiner Lake Unit	04347	Operated	New Horizon Resources LLC
Triton 1	42-213-31044	TX	Henderson	Triton	04050	Operated	New Horizon Resources LLC
Woodall Unit 1H	42-213-31084	TX	Henderson	Woodall Unit	04339	Operated	New Horizon Resources LLC
Woodall Unit 2H	42-213-31092	TX	Henderson	Woodall Unit	04339	Operated	New Horizon Resources LLC
Beecher-Cox 2H	42-213-31089	TX	Henderson	Beecher-Cox	04299	Operated	New Horizon Resources LLC
Holliday Unit 1H	42-213-31102	TX	Henderson	Holliday Unit	04341	Operated	New Horizon Resources LLC
B. A. BRUNSON "A" NO.2	42-291-02993	TX	Liberty	Brunson, "A", B.A.	24916	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 12	42-291-03743	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 14	42-291-03745	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 16	42-291-03747	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 17	42-291-03748	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 21	42-291-03752	TX	Liberty	Baldwin, J. C. A/C #1	107700	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 24	42-291-03754	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 25	42-291-03755	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 4	42-291-03734	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 50 (SWD)	42-291-30578	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 53	42-291-30646	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Baldwin JC Fee A/C 1 9	42-291-03740	TX	Liberty	Baldwin, J. C. Fee A/C 1	05261	Operated	New Horizon Resources LLC
Charles FISHER 1	42-291-02787	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 10 SWD	42-291-04979	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 11	42-291-04980	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 12	42-291-31162	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 13	42-291-32227	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 14	42-291-02844	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 4	42-291-02790	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 7	42-291-02793	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Charles FISHER 8	42-291-02794	TX	Liberty	FISHER, CHARLES	07208	Operated	New Horizon Resources LLC
Gulf Baldwin 1	42-291-03010	TX	Liberty	Gulf-Baldwin Fee	02713	Operated	New Horizon Resources LLC
Gulf Baldwin 2	42-291-03011	TX	Liberty	Gulf-Baldwin Fee	02713	Operated	New Horizon Resources LLC
Hanna D 10	42-291-01011	TX	Liberty	Hannah, D.	02334	Operated	New Horizon Resources LLC
Hanna D 11T	42-291-01012	TX	Liberty	Hannah, D.	02334	Operated	New Horizon Resources LLC
Hannah David 11	42-291-00669	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC

Hannah David 13	42-291-00671	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Hannah David 16	42-291-00673	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Hannah David 19	42-291-30657	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Hannah David 2	42-291-00662	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Hannah David 20	42-291-30668	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Hannah David 22	42-291-30675	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Hannah David 24	42-291-30689	TX	Liberty	Hannah, David, 45 acres	02279	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 10	42-291-03251	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 11	42-291-03252	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 12	42-291-03253	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 14	42-291-03254	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 15	42-291-03255	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 16	42-291-03256	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 17	42-291-03257	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 18	42-291-03258	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 19	42-291-03259	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 20	42-291-03260	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 21	42-291-03261	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 22	42-291-32445	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 3	42-291-03244	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 4	42-291-03245	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 5	42-291-03246	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Joseph Mitchell Estate 7	42-291-03248	TX	Liberty	MITCHELL, JOSEPH, ESTATE	02676	Operated	New Horizon Resources LLC
Kirby MCCOY #3-SWD (MCCOY	42-291-31993	TX	Liberty	Kirby-McCoy	20178	Operated	New Horizon Resources LLC
Kirby-McCoy #1	42-291-31861	TX	Liberty	Kirby-McCoy	18344	Operated	New Horizon Resources LLC
Kirby-MCCOY 'A' # 2(MCCOY)	42-291-31981	TX	Liberty	McCoy, Kirby "A"	21093	Operated	New Horizon Resources LLC
Leon Mitchell 11 SWD	42-291-80861	TX	Liberty	MITCHELL, LEON	02707	Operated	New Horizon Resources LLC
Leon Mitchell 12T	42-291-03321	TX	Liberty	MITCHELL, LEON	02707	Operated	New Horizon Resources LLC
Leon Mitchell 20	42-291-31557	TX	Liberty	MITCHELL, LEON	02707	Operated	New Horizon Resources LLC
Leon Mitchell 3T	42-291-03313	TX	Liberty	MITCHELL, LEON	02707	Operated	New Horizon Resources LLC
Leon Mitchell 7T	42-291-03317	TX	Liberty	MITCHELL, LEON	02707	Operated	New Horizon Resources LLC
Leon Mitchell 8	42-291-03318	TX	Liberty	MITCHELL, LEON	02707	Operated	New Horizon Resources LLC
Liberty Townsite Unit 1	42-291-02863	TX	Liberty	Liberty Townsite Unit 1	05369	Operated	New Horizon Resources LLC
Minnie Pruitt Fee 1	42-291-02910	TX	Liberty	Minnie Pruitt Fee	120280	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 11	42-291-30475	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 12	42-291-30474	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 13A	42-291-30648	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 17	42-291-30581	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 19	42-291-31397	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 20	42-291-31429	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC
Pruitt Mrs Minnie Fee 8	42-291-30212	TX	Liberty	Pruitt, Mrs. Minnie, Fee	04575	Operated	New Horizon Resources LLC

Sterling AA 3	42-291-02945	TX	Liberty	Sterling, A. A.	05264	Operated	New Horizon Resources LLC
Wilson Charles Fee 18	42-291-30472	TX	Liberty	Wilson, Chas. Fee	02674	Operated	New Horizon Resources LLC
Wilson Charles Fee 28	42-291-31417	TX	Liberty	Wilson, Chas. Fee	02674	Operated	New Horizon Resources LLC
Wilson Charles Fee 29	42-291-31447	TX	Liberty	Wilson, Chas. Fee	02674	Operated	New Horizon Resources LLC
Wilson Charles Fee 3	42-291-80019	TX	Liberty	Wilson, Charles, Fee	006844	Operated	New Horizon Resources LLC
Wilson Charles Fee 4	42-291-02950	TX	Liberty	Wilson, Chas. Fee	02674	Operated	New Horizon Resources LLC
WIlson Charles Fee 5	42-291-02951	TX	Liberty	Wilson, Chas. Fee	02674	Operated	New Horizon Resources LLC
Wilson Charles Fee 9	42-291-02954	TX	Liberty	Wilson, Chas. Fee	02674	Operated	New Horizon Resources LLC

EXHIBIT A-2

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Leases

See attached

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

County	Book	Page	LEASE DATE	LESSOR NAME	LESSEE NAME	DESCRIPTION	Instrument No.	EXPIRATION DATE
Liberty	441	498	4/23/1956	0. B. Youngblood, et LIX	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	12/31/1995
Liberty	324	480	1/12/1950	A A. Sterling, Individually & as Independent Executor of the Estate of Nellie A. Sterling	J. W. Parr	A.A. Sterling Situated in Elizabeth Munson League, A-88	-	12/31/1995
Liberty	441	126	4/23/1956	A. E. McGinty, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	12/31/1995
Liberty	1638	746	4/3/1996	ADAMS, MARY LOUISE	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	12/31/1995
Liberty	1592	794	11/3/1995	ALLISON, SCHERRY, ET AL	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	12/31/1995
Liberty	1595	203	11/3/1995	ALLISON, WILLIAM ANTHONY	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	12/31/1995
Liberty	444	43	4/23/1956	Alma Tucker, et al	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	5/31/1996
Liberty	442	478	4/23/1956	Alva W. Cook, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	5/31/1996
Liberty	442	142	4/23/1956	Annie Frankland	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	12/31/1998
Liberty	949	639	8/18/1981	Atlantic Richfield Company		Mrs. Minnie Pruitt Fee Situated in Elizabeth Munson Leagut, A-88	-	5/31/1996
Liberty	1582	268	1/1/1995	AVERILL, GLADYS J.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	5/31/1996
Liberty	441	393	4/23/1956	B. D. Erskins, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	11/2/1996
Liberty	1587	473	1/1/1995	BALL, CHARLES E.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	11/2/1996
Liberty	1638	738	4/3/1996	BROWN, FRANCES J.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	11/2/1996
Liberty	1638	742	4/3/1996	BYERS, JOHN M., JR.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	11/2/1996
Liberty	441	547	4/23/1956	C. T.Mangano,et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	11/2/1996
Liberty	294	200	8/15/1946	CAIN, MRS. C.H. ET AL	C.S. GAINER, JR.	160.00 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117 BEING THE EAST 200 ACRES OF THE WEST 300 ACRES OF A TRACT OF LAND DESCRIBED IN METES AND BOUNDS IN LEASE	-	5/31/1996
Liberty	441	518	4/23/1956	Carlton W. Trant	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	5/31/1996
Liberty	1582	276	1/1/1995	CATON, MARY H. ET AL	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	11/2/1996
Liberty	445	23	4/23/1956	Charles Welch, et LIX	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	2/12/2001
Liberty	441	601	4/20/1956	City of Liberty, acting therein by & through T. 0. Davis, its Mayor	Humble Oil & Refining Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	11/2/1996
Liberty	1638	733	4/1/1996	CONOCO, INC.	GRIMES ENERGY COMPANY	W 25 ACRES OF THE E 75 ACRES OF THE E W PICKET FEE TRACT OUT OF THAT 206.04 ACRE TRACT IN THE M.G. WHITE LEAGUE, A-117	-	11/2/1996
Liberty	1597	42	11/3/1995	CRUSE, SHARON ANN FOX	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	3/31/1998
Liberty	441	500	4/23/1956	Dalton E. Green, Jr. et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	3/31/1997
Liberty	222	55	3/15/1937	David Hannah & wife Ethel May Hannah	Houston Production	David Hannah 45 Acres Situated in J. Devore League, A-23	-	4/2/1997
Liberty	117	98	3/2/1923	David Hannah & wife Ethel May Hannah John and Rita Hannah Revocable Trust, JP	The Texas Company	David Hannah 5 Acres Situated in J. Devore League, A-23	-	4/2/1997
Liberty	1583	853	1/1/1995	DIANE AITKIN LANGWITH TR	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	324	486	1/16/1950	Doris Feagin Porter & husband J. P. Porter	J. W. Parr	A.A. Sterling Situated in Elizabeth Munson League, A-88	-	4/2/1997
Liberty	443	546	4/23/1956	Elizabeth H. Horton, et vir	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	4/2/1997
Liberty	1638	776	4/3/1996	ENERGY DEVELOPMENT CO.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	1582	272	1/1/1995	EST. OF CHARLES N. JACKSON	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	1583	851	1/1/1995	EST. OF JOE L. DISMUKES	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	1595	214	1/1/1995	ESTATE OF EDNA LEE TURRENTINE	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	441	502	4/23/1956	Evan R. Lemons, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	4/2/1997
Liberty	729	533	11/1/1973	Exxon Corporation	Houston Oil & Minerals Corporation	Mrs. Minnie Pruitt Fee Situated in Elizabeth Munson Leagut, A-88 as amended by that certain Amendment of Oil & Gas Lease recorded in Volume 762 at Page 722	-	4/2/1997
Liberty	729	585	11/1/1973	Exxon Corporation	Houston Oil & Minerals Corporation	Charles Wilson Fee Situated in Elizabeth Munson Leagut, A-88 as amended by that certain Amendment of Oil & Gas Lease recorded in Volume 762 at Page 716	-	4/2/1997
Liberty	729	632	11/1/1973	Exxon Corporation	Houston Oil & Minerals Corporation	J C Baldwin Fee A Situated in William Duncan League, A-28	-	4/2/1997
Liberty	1610	631	11/3/1995	FOX, RAYMOND D., II	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	1595	206	11/3/1995	FOX, RHICHARD THORNTON	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	10/2/1997
Liberty	1638	726	11/3/1995	FOX, RICHARD NORMAN	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-	4/2/1997
Liberty	441	203	4/23/1956	George D. Derrington, Jr	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	12/31/1997
Liberty	441	213	4/23/1956	George H. Stone, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	4/2/1997
Liberty	445	170	4/23/1956	George Vanetta, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

Liberty	-	-	10/4/2016	Glen Hannah Cole	Energy Reserves Group	David Hannah 5 Acres Situated in J. Devore League, A-23. Memorandum of Oil, Gas and Mineral Lease	2017002084	8/14/1947
Liberty	403	135	3/17/1954	Gulf Oil Corporation	V.F. Neuhaus, et al.	Gulf-Baldwin Fee	-	8/14/1947
Liberty	441	216	4/23/1956	H. M. Cotton, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-	8/14/1947
Liberty	1662	882	10/1/1996	HARRISON, DAN J. III, ET AL	GRIMES ENERGY COMPANY	THE EASTERN MOST 75 ACRES OF REFERENCED LANDS	-
Liberty	1638	740	4/3/1996	HARRISON, MARTHA PARR	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	-	-	10/4/2016	Heather Hannah Beadle	Energy Reserves Group	David Hannah 5 Acres Situated in J. Devore League, A-23. Memorandum of Oil, Gas and Mineral Lease	2017002081
Liberty	1247	769		HOUSTON OIL & GAS, INC.	DSW PRODUCTION CORP.	TERM MINERAL DEED COVERING 59.31 ACRES, MORE OR LESS OUT OF THE ELIZABETH MUNSON LEAGUE, A-88 AND BEING ALL OF THE LAND DESCRIBED AS TRACTS 1 & 2 IN A DEED FROM BENJAMIN ARTHUR BRUNSON ET AL TO YOUNT-LEE OIL CO., DATED FEBRUARY 24, 1925 AND RECORDED IN VOLUMNE 125, PAGE 325 OF THE DEED RECORDS OF LIBERTY COUNTY, TEXAS.	-
Liberty	1638	749	4/3/1996	HOWARD J SPEER CREDIT SHELTER TRUST	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	458	271	1/17/1957	J. D. Exline, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	441	186	4/23/1956	J. E. Dearmore	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	441	128	4/23/1956	J. H. Badders, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	441	524	4/23/1956	J. P. Powell, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	441	391	4/23/1956	J. R. Harris, Jr. et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1582	270	1/1/1995	JACKSON, EWELL H, III ET AL.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	441	396	4/23/1956	James H. Vanderhider, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	442	178	4/23/1956	James L. Abshier, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	-	-	10/3/2016	Janet Hannah Eskridge	Energy Reserves Group	David Hannah 5 Acres Situated in J. Devore League, A-23. Memorandum of Oil, Gas and Mineral Lease	2017002082
Liberty	1638	782	7/1/1996	JEAN KEYSER FROSDICK TRUST, ET AL	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	441	152	4/23/1956	John Roy Johnson, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	460	490	2/20/1957	John William Ager & Henry 0. Ager	Pan American Petroleum Corporation	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1583	849	1/1/1995	JOHNSON, ARNOLD B., ET AL.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1595	212	1/1/1995	KIMBALL, OTIS M., ET UX	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1582	274	1/1/1995	KING, JEANNETTE JACKSON	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1638	762	4/3/1996	KING, TROY M.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	-	-	4/1/1993	KIRBY FORESTS INDUSTRIES	WESTLAND OIL DEVELOP	PIPELINE ROW TX 05597 - NO OTHER INFO	-
Liberty	-	-	1/1/1993	KIRBY FORESTS INDUSTRIES	WESTLAND OIL DEVELOP	PIPELINE ROW TX 05699 - NO OTHER INFO	-
Liberty	-	-	11/14/1995	KIRBY FORESTS INDUSTRIES	WESTLAND OIL DEVELOP	PIPELINE ROW TX 05705 - NO OTHER INFO	-
Liberty	1131	321	11/27/1985	KIRBY FORESTS INDUSTRIES	SANTA FE ENERGY CO.	SUBLEASE FOR 40 ACRE PRORATION UNIT - TX 05482 SURFACE DOWN TO 9244'; ORIGINALA LEASE DATED 11/30/79 RECORDED VOL 868, PAGE 678	-
Liberty	-	-	5/19/1987	KIRBY FORESTS INDUSTRIES	WESTLAND OIL DEVELOP	ROAD LICENSE AGMT - TX 05724 REFERRED TO AS "MCCOY TRAM ROAD"	-
Liberty	1160	449	12/3/1986	KIRBY FORESTS INDUSTRIES	SANTA FE ENERGY CO.	SUBLEASE FOR 40 ACRE PRORATION UNIT - TX 05613 SURFACE DOWN TO 9244'; ORIGINALA LEASE DATED 11/30/79 RECORDED VOL 868, PAGE 678	-
Liberty	182	247	9/14/1933	KIRBY LUMBER CO., ET AL	GULF PROD. COMPANY	2175.35 ACRES IN THE JAMES MCCOY LEAGUE A-310 BEING THE E/2 OF THE 4150.7 ACRES AS FULLY DESCRIBED IN LEASE	-
Liberty	442	175	4/23/1956	L. E. Presley, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	442	470	4/23/1956	Louis W. Black, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	-	-	1/1/1996	LOUISIANA-PACIFIC CORP	WESTLAND OIL DEVELOP	2.0 ACRE SITE - TX 05723, KIRBY MCCOY #3 SWD 2 SALTWATER PIPELINES CONNECTING KIRBY MCCOY NOS. 1 AND 2 TO 3 SWD WELL	-
Liberty	441	432	4/23/1956	Mary K. Mooring	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1638	FILE 9961	4/3/1996	MASTERSON, JOSEPHINE S., BY M.M. STEWARD, AIF	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	441	148	4/23/1956	Max D. Hardy, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1592	787	1/1/1995	MECOM, JOHN W. JR.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1638	755	4/3/1996	MILES, ROBERT E.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	289	472	8/15/1946	MITCHEL, LEON, ET AL	C.S. GAINER, JR.	160.00 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117 BEING THE EAST 200 ACRES OF THE WEST 300 ACRES OF A TRACT OF LAND DESCRIBED IN METES AND BOUNDS IN LEASE	-

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

Liberty	305	213	5/14/1948	MITCHELL, JOE	C.S. GAINER, JR.	160.00 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117 BEING THE EAST 200 ACRES OF THE WEST 300 ACRES OF A TRACT OF LAND DESCRIBED IN METES AND BOUNDS IN LEASE	-
Liberty	1638	744	4/3/1996	MOORE, MILTON M	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	-	-	1/11/2017	Morgan Chase Bank, N.A., Trustee	Energy Reserves Group, LLC	David Hannah 5 Acres Situated in J. Devore League, A-23. Memorandum of Oil, Gas and Mineral Lease	2017002592
Liberty	324	483	1/11/1950	Mrs. Margaret Feagin, a feme sole	J. W. Parr	A.A. Sterling Situated in Elizabeth Munson League, A-88	-
Liberty	-	-	3/1/2005	MURAS ENERGY CORPORATION	DELTA PETROLEUM CORP	ASSIGNMENT AND BILL OF SALE FOR ALL OF ASSIGNORS' INTEREST IN LEASES AND WELLS; PRODUCTION IN THE KIRBY-MCCOY #1, KIRBY MCCORY A-2, AND THE KIRBY- MCCOY #3 SWD; NO LSES SHOWN.	2005008431
Liberty	1638	759	4/3/1996	NICHOLS, MAXINE MCCLENDON	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1606	43	2/13/1996	ODUM OIL & GAS CO.	GRIMES ENERGY COMPANY	E 75 ACRES OF LAND & PART OF THAT 206.04 ACRES IN THE M.G. WHITE LEAGUE A-117	-
Liberty	1638	780	4/3/1996	PICKETT, BRADFORD, ET AL	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	289	216	8/15/1946	PICKETT, MRS. E.W., ET AL	C.S. GAINER, JR.	160.00 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117 BEING THE EAST 200 ACRES OF THE WEST 300 ACRES OF A TRACT OF LAND DESCRIBED IN METES AND BOUNDS IN LEASE	-
Liberty	441	493	4/23/1956	R. J. Cress, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	-	-	10/5/2016	RCPTX, LTD	Energy Reserves Group	David Hannah 5 Acres Situated in J. Devore League, A-23. Memorandum of Oil, Gas and Mineral Lease	2017002083
Liberty	457	272	5/7/1956	Richard C. Smalley, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1583	855	1/1/1995	RICHARDSON, MRS. J.C., ET AL	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1638	765	4/3/1996	ROBERT, JULIA & ROBERT, JR. DRISCOLL FOUNDATION	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1640	331	4/3/1996	SAN MIGUEL ROYALTY CO.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	-	-	11/22/1989	SANTA FE ENERGY COMPANY	HEMINGWAY OIL CO	320 ACRES IN THE JAMES MCCOY LEAGUE A-310 BEING TRACT 2 OF LEASE SURFACE TO 9234' ONLY	-
Liberty	1353	630	1/1/1990	SANTA FE ENERGY RES	WESTLAND OIL DEVELOP	SALT WATER DISPOSAL - TX 05721	-
Liberty	1592	791	11/3/1995	SATTERFIELD, PEGGY CLARE THORNTON, ET AL.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	-	-	10/3/2016	Smith Family Fund, LLC	Energy Reserves Group	David Hannah 5 Acres Situated in J. Devore League, A-23. Memorandum of Oil, Gas and Mineral Lease	2017002080
Liberty	1638	752	4/3/1996	SPEER, ESTHER B.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1638	729	4/1/1996	ST. MARY'S HALL, INC.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	442	496	4/20/1956	Texas Gulf Sulphur Company	Humble Oil & Refining Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1595	209	11/3/1995	THORNTON, HUBERT BENDER	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	552	365	12/7/1962	TIDEWATER OIL COMPANY AND SOCONY MOBIL OIL COMPANY	MORRIS K. WOMACK	125.90 ACRES, MORE OR LESS, OUT OF THE EAST LIBERTY TOWN LEAGUE, A-359 AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS IN LEASE	-
Liberty	445	602	4/23/1956	Valarie M. Rucker	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	441	215	4/23/1956	Vara Alice Colley	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Liberty	1638	770	4/3/1996	WHITAKER, FRANCES H., JR.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	1638	773	4/3/1996	WHITAKER, HOWARD W.	GRIMES ENERGY COMPANY	206.04 ACRES OUT OF THE MATTHEW G. WHITE LEAGUE, A-117	-
Liberty	442	214	4/23/1956	William H. Rowe, et ux	Stanolind Oil & Gas Company	Liberty Townsite Unit 1 Situated in East Liberty Town League, A-359	-
Chambers	172	577	12/7/1955	STEPHENSON, R.C., ET AL	A.D. HAWKINS	117.9 ACRES BEING PART OF THE A. WEAVER LEAGUE, A-311, LIMITED IN DEPTH TO 6857' BENEATH ITS SURFACE	-
Chambers	171	115	11/25/1955	ALBRITTON, JESSE, ET AL.	A.D. HAWKINS	117.10 ACRES OUT OF THE A. WEAVER LEAGUE A-311	-
Chambers	223	134	7/8/1960	TURNER, IRA A., ET UX	HECHT & CHRISTIE	117.10 ACRES OUT OF THE A. WEAVER LEAGUE A-311	-
Chambers	223	132	7/8/1960	WEAVER, EULA, ET VIR.	HECHT & CHRISTIE	117.10 ACRES OUT OF THE A. WEAVER LEAGUE A-311	-
Chambers	223	130	7/8/1960	WORCHESIK, LOUIS A.	HECHT & CHRISTIE	117.10 ACRES OUT OF THE A. WEAVER LEAGUE A-311	-

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2013‐00001494	2013‐00001494	06/12/2012	Elizabeth McPherson Brown Living	Eiche, Mapes and Company,
				Trust, Elizabeth M. Brown	Inc.
Henderson	2013‐00001493	2013‐00001493	06/12/2012	Carol Stirman Barton	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001442	2013‐00001442	08/25/2012	Archie A. Dennis, Jr.	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001441	2013‐00001441	08/25/2012	Archie A. Dennis, Jr.	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001474	2013‐00001474	09/01/2012	Carol Bardwell Landers	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001473	2013‐00001473	09/01/2012	Lori Bardwell Halbert	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001480	2013‐00001480	09/01/2012	Robert Carey Bardwell	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001482	2013‐00001482	09/19/2012	Cheryl Chipley Lambright	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001483	2013‐00001483	09/19/2012	Larry Glynn Chipley	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001486	2013‐00001486	09/27/2012	Declaration of Trust, dated	Eiche, Mapes and Company,
				11/19/1985, William J. Beecher & Jean	Inc.
Beecher
Henderson	2013‐00001484	2013‐00001484	09/19/2012	Sandra Chipley Kellogg	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001501	2013‐00001501	10/17/2012	James E. Mitchell	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001524	2013‐00001524	10/06/2012	Barbara Van Horn Cox Revocable Trust,	Eiche, Mapes and Company,
				dated 10/26/1999, Barbara Van Horn	Inc.
Cox
Henderson	2013‐00001517	2013‐00001517	11/24/2012	Kenneth Trigg Dealey	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001518	2013‐00001518	11/30/2012	Corley Family Trust, John C. Corley	Eiche, Mapes and Company,
Inc.
Henderson	2013‐00001520	2013‐00001520	12/04/2012	Josephine Dealey	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014346	2014‐00014346	09/27/2014	Martha Ann Holliday	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014347	2014‐00014347	09/30/2014	Dwain Graham Oliver	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014342	2014‐00014342	10/02/2014	Leah Jo Loper Brown	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014345	2014‐00014345	09/30/2014	Norma Graham and Joe Mack Graham	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014344	2014‐00014344	09/30/2014	Belinda J. Loper Johnson	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014343	2014‐00014343	10/02/2014	Barry N. Loper	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014341	2014‐00014341	10/02/2014	Mary Ida Graham Morgan	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014340	2014‐00014340	09/30/2014	Hollis M. Browning	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00014339	2014‐00014339	10/05/2014	Richard Earl Roby	Eiche, Mapes and Company,

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2014‐00014338	2014‐00014338	09/30/2014	Elizabeth Browning Devereaux	Eiche, Mapes and Company,
Inc.
Henderson	2016‐00011642	2016‐00011642	10/13/2014	John M. Morton and Ginger A. Morton,	Eiche, Mapes and Company,
				h/w	Inc.
Henderson	2014‐00015024	2014‐00015024	09/30/2014	Bill T. Browning	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00015025	2014‐00015025	10/02/2014	Phillip Oneal Hanna	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00015026	2014‐00015026	09/30/2014	Mary Helen Barnett Israell	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00015022	2014‐00015022	10/02/2014	Betty Graham Fowler	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00015023	2014‐00015023	10/02/2014	Tracie Hanna	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00015021	2014‐00015021	10/02/2014	Jerri Graham Luster	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00016038	2014‐00016038	10/02/2014	Laquinta Graham Palmer	Eiche, Mapes and Company,
Inc.
Henderson	2014‐00016033	2014‐00016033	10/23/2014	Melinda Wynne West Anderson	TDX Energy, LLC
Henderson	2014‐00016034	2014‐00016034	10/23/2014	The Mark V West Testamentary Tr	TDX Energy, LLC
c/o Texas Bank & Tr Company
Henderson	2014‐00016035	2014‐00016035	10/23/2014	Stephanie Shawn West	TDX Energy, LLC
Henderson	2014‐00016036	2014‐00016036	10/23/2014	Ann Waverly West Burford, Deceased	TDX Energy, LLC
Henderson	2014‐00016037	2014‐00016037	10/23/2014	Shelly West Bowman	TDX Energy, LLC
Henderson	2014‐00016998	2014‐00016998	12/10/2014	Lynda Kay Brown	Eiche, Mapes and Company,
Inc.
Henderson	2015‐00000234	2015‐00000234	12/01/2014	Roy H. Laird Memorial Hospital Trust,	Eiche, Mapes and Company,
				J.P. Morgan Chase Bank, N.A.	Inc.
Henderson	2014‐00016997	2014‐00016997	12/16/2014	Methodist Childrens Home, Farmers	Eiche, Mapes and Company,
				National Company	Inc.
Henderson	2015‐00000783	2015‐00000783	10/30/2014	The Bishop Quin Foundation, Bank of	Eiche, Mapes and Company,
				America, N. A.	Inc.
Henderson	2015‐00000782	2015‐00000782	10/30/2014	The Episcopal Theology Seminar of The	Eiche, Mapes and Company,
				Southwest in Austin, Texas, Bank of	Inc.
America, N. A.
Henderson	2015‐00002310	2015‐00002310	12/16/2014	Revocable Trust Management of Oil,	Eiche, Mapes and Company,
				Gas and Mineral Interests for Benefit	Inc.
of Ransome Chance Thomason,
Andrew Kenneth Thomason, Isaac
Christian Thomason, Elizabeth Forbes
Thomason and Hillary Maryana
Thomason , Colleen Sorenson
Henderson	2017‐00004181	2017‐00004181	05/04/2016	Rex Cotter	BROGO Minerals, LLC
Henderson	2016‐00011572	2016‐00011572	04/29/2016	Archie D. Graham	BROGO Minerals, LLC
Henderson	2016‐00011436	2016‐00011436	04/29/2016	Gala G. Pryor	BROGO Minerals, LLC
Henderson	2016‐00011489	2016‐00011489	04/29/2016	Michael Barnett	BROGO Minerals, LLC
Henderson	2016‐00011488	2016‐00011488	05/26/2016	Lisa Denise Barnett	BROGO Minerals, LLC
Henderson	2016‐00011599	2016‐00011599	03/21/2016	Vaclay Jim Jezek	BROGO Minerals, LLC
Henderson	2016‐00011627	2016‐00011627	03/31/2016	Niki Diane Godwin Majors	BROGO Minerals, LLC
Henderson	2016‐00011580	2016‐00011580	03/21/2016	Vallie Mae Gualdarama	BROGO Minerals, LLC
Henderson	2016‐00011563	2016‐00011563	03/21/2016	John Bruce Godwin	BROGO Minerals, LLC
Henderson	2016‐00011556	2016‐00011556	03/21/2016	Bradley Wayne Godwin	BROGO Minerals, LLC
Henderson	2016‐00016279	2016‐00016279	04/29/2016	Deborah Ledoux	BROGO Minerals, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2016‐00011459	2016‐00011459	06/28/2016	Christopher K. Storm	BROGO Minerals, LLC
Henderson	2017‐00007364	2017‐00007364	06/16/2016	Donna R. Pahl	BROGO Minerals, LLC
Henderson	2016‐00011544	2016‐00011544	06/28/2016	The Elizabeth Andrews Testamentary	BROGO Minerals, LLC
Tr by Christopher K. Storm
Henderson	2016‐00011437	2016‐00011437	05/20/2016	Barbara Barnett Rainey	BROGO Minerals, LLC
Henderson	2016‐00011441	2016‐00011441	07/12/2016	Dan M. Rasco	BROGO Minerals, LLC
Henderson	2016‐00011490	2016‐00011490	05/26/2016	LeRoy Robert Barnett	BROGO Minerals, LLC
Henderson	2017‐00018390	2017‐00018390	06/14/2016	The Westfall Family Trust by Leslie	BROGO Minerals, LLC
Stewart Westfall, Trustee
Henderson	2017‐00007363	2017‐00007363	06/16/2016	Dianna R. Lee	BROGO Minerals, LLC
Henderson	2016‐00014436	2016‐00014436	08/10/2016	Norma D. Walker Anderson	BROGO Minerals, LLC
Henderson	2016‐00014435	2016‐00014435	08/10/2016	Evelyn E. Walker Mason	BROGO Minerals, LLC
Henderson	2016‐00014434	2016‐00014434	08/10/2016	Linda Virginia Reese Keys	BROGO Minerals, LLC
Henderson	2016‐00014460	2016‐00014460	08/25/2016	Gretchen Perryman Lahourcade	BROGO Minerals, LLC
Henderson	2016‐00016281	2016‐00016281	09/09/2016	Stephanie Young Owens	BROGO Minerals, LLC
Henderson	2016‐00014430	2016‐00014430	08/10/2016	Robert D. Walker	BROGO Minerals, LLC
Henderson	2016‐00016280	2016‐00016280	08/10/2016	Vicki L. Walker Wiggin	BROGO Minerals, LLC
Henderson	2016‐00014439	2016‐00014439	09/30/2016	Lee Tillman	BROGO Minerals, LLC
Henderson	2016‐00017822	2016‐00017822	10/06/2016	Windle Lynn Reese	BROGO Minerals, LLC
Henderson	2016‐00017823	2016‐00017823	09/28/2016	Robert Aaron Reese and Eva Joan	BROGO Minerals, LLC
Reese
Henderson	2016‐00016284	2016‐00016284	09/29/2016	James W. Westfall 1993 Revocable	BROGO Minerals, LLC
Trust dated 12‐14‐1993
Henderson	2016‐00011647	2016‐00011647	05/17/2016	Marilyn Sue West	BROGO Minerals, LLC
Henderson	2016‐00017829	2016‐00017829	10/25/2016	Horseshoe Minerals,Inc. by Harry S.	BROGO Minerals, LLC
Armstrong
Henderson	2016‐00017828	2016‐00017828	10/19/2016	Michael Moose Watson and Katrina A.	BROGO Minerals, LLC
Watson
Henderson	2017‐00000308	2017‐00000308	08/22/2016	Deborah Lynn Hambelton	BROGO Minerals, LLC
Henderson	2017‐00000309	2017‐00000309	10/20/2016	William Franklin Bell	BROGO Minerals, LLC
Henderson	2017‐00000332	2017‐00000332	12/12/2016	W. C. "Chip" Perryman III	BROGO Minerals, LLC
Henderson	2017‐00003150	2017‐00003150	10/04/2016	Samuel Alan Young	BROGO Minerals, LLC
Henderson	2017‐00003146	2017‐00003146	01/23/2017	Bandera Minerals, LLC by M.G.	BROGO Minerals, LLC
Whitmire Managing Manager
Henderson	2017‐00001144	2017‐00001144	01/24/2017	Unknown Heirs of J.D. Brown,	BROGO Minerals, LLC
Receivership Lease
Henderson	2017‐00003156	2017‐00003156	02/20/2017	Tyler Keith Barnett	BROGO Minerals, LLC
Henderson	2017‐00004180	2017‐00004180	03/01/2017	Jeane L. Browning	BROGO Minerals, LLC
Henderson	2017‐00005853	2017‐00005853	03/28/2017	James W. Westfall 1993 Revocable	BROGO Minerals, LLC
Trust, dated 12/14/1993
Henderson	2017‐00002757	2017‐00002757	02/21/2017	Receivership Lease ‐ Unknown Heirs of	BROGO Minerals, LLC
Elinor Ann Kamen Edwards ‐ Case No.
CV16‐0479‐3
Henderson	2017‐00005850	2017‐00005850	04/06/2017	Fern B. Clark, President of DIL Corp., as	BROGO Minerals, LLC
Managing Partner for Hager Oil & Gas,
a Texas General Partnership
Henderson	2017‐00008997	2017‐00008997	03/01/2016	Sam Tillman	BROGO Minerals, LLC
Henderson	2017‐00007359	2017‐00007359	03/03/2017	Vickey Lynn Thorpe	BROGO Minerals, LLC
Henderson	2017‐00009683	2017‐00009683	06/14/2017	Kristin LaRue Perryman	BROGO Minerals, LLC
Henderson	2017‐00018391	2017‐00018391	06/14/2016	The M.R. Westfall Family Revocable	O'Benco IV, LP
Trust dated November 1, 2010

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2016‐00011566	2016‐00011566	03/23/2016	Paul Dustin Godwin, Dylan Cole	BROGO Minerals, LLC
Godwin and Debbie Godwin Life
Tenant
Henderson	2016‐00011530	2016‐00011530	05/04/2016	Katherine Turner Cotter	BROGO Minerals, LLC
Henderson	2016‐00006224	2016‐00006224	04/14/2016	Doris Marie Hillhouse et vir Roy	O'Brien Resources, LLC
Hillhouse
Henderson	2011‐00013984	2011‐00013984	04/06/2016	Ira Jene Jackson	O'Brien Resources, LLC
Henderson	2011‐00013985	2011‐00013985	03/28/2011	Betty D. Watkins, dealing with her sole	O'Brien Resources, LLC
and separate property
Henderson	2011‐00013988	2011‐00013988	04/12/2011	John M. Johnston and wife Marie R.	O'Brien Resources, LLC
Johnston
Henderson	2270‐081	201106464	04/13/2011	Susan A. Soulsby	O'Brien Resources, LLC
Henderson	2011‐00013990	2011‐00013990	05/13/2011	Thomas Harold Grantham, Trustee of	O'Brien Resources, LLC
the Children of Sarah Helen Smith
Grantham Trust
Henderson	2011‐00013991	2011‐00013991	05/12/2011	J. Rodney Johnson	O'Brien Resources, LLC
Henderson	2011‐00013992	2011‐00013992	05/13/2011	Dane H. Smith AIF for Heather Royall	O'Brien Resources, LLC
Smith
Henderson	2011‐00013993	2011‐00013993	05/14/2011	Jared D. Jones	O'Brien Resources, LLC
Henderson	2011‐00013994	2011‐00013994	05/04/2011	S. Scott MacDonald	O'Brien Resources, LLC
Henderson	2011‐00013995	2011‐00013995	05/04/2011	Cary P. MacDonald	O'Brien Resources, LLC
Henderson	2011‐00013996	2011‐00013996	05/27/2011	Freda Gail Stern	O'Brien Resources, LLC
Estate of Freda Gail Stern, Harley
Soltes Ind Exec
Henderson	2017‐00001404	2017‐00001404	10/14/2016	Weldon J. Taylor	O'Brien Resources, LLC
(Petra Ziegerman)
Henderson	2011‐00013998	2011‐00013998	07/07/2011	Don N. MacDonald	O'Brien Resources, LLC
Henderson	2011‐00013999	2011‐00013999	07/05/2011	Robert A. Haslam	O'Brien Resources, LLC
Henderson	2013‐00009773	2013‐00009773	05/31/2013	Doris Marie Hillhouse	O'Brien Resources, LLC
et vir Roy Hillhouse
Henderson	2012‐00012207	2012‐00012207	07/06/2012	Mike Angel	O'Brien Resources, LLC
Henderson	2012‐00012208	2012‐00012208	07/06/2012	Christopher Angel	O'Brien Resources, LLC
Henderson	2012‐00012206	2012‐00012206	07/17/2012	Harold Gregg Larimer, Jr.	O'Brien Resources, LLC
Henderson	2012‐00012226	2012‐00012226	07/26/2012	Cynthia D. Kiser	O'Brien Resources, LLC
Henderson	2012‐00012219	2012‐00012219	08/01/2012	William P. Jones	O'Brien Resources, LLC
Henderson	2012‐00012217	2012‐00012217	08/17/2012	Larry Price	O'Brien Resources, LLC
Henderson	2012‐00012211	2012‐00012211	08/17/2012	James Harvill, Jr.	O'Brien Resources, LLC
Henderson	2012‐00012218	2012‐00012218	08/03/2012	L. B. Eaton	O'Brien Resources, LLC
Henderson	2012‐00012212	2012‐00012212	08/17/2012	Jean L. Harvill	O'Brien Resources, LLC
Henderson	2011‐00012607	2011‐00012607	05/27/2011	Aletta LeeVee Lambright et al	Energia Tejas, LLC
Henderson	2011‐00010839	2011‐00010839	05/19/2011	Aletta LeeVee Lambright et al	Energia Tejas, LLC
Henderson	2012‐00007061	2012‐00007061	11/09/2011	Anthony Dale Dehart	Energia Tejas, LLC
Henderson	2011‐00010888	2011‐00010888	05/26/2011	Anton E. Fraps, III	Energia Tejas, LLC
Henderson	2011‐00010827	2011‐00010827	03/30/2011	Archie A. Dennis Jr.	Energia Tejas, LLC
et ux June M. Dennis
Henderson	2012‐00010611	2012‐00010611	08/16/2011	Archie M. Dennis	Energia Tejas, LLC
Henderson	2011‐00012602	2011‐00012602	07/26/2011	Betty Darsey Woods	Energia Tejas, LLC
Henderson	2011‐00006509	2011‐00006509	03/30/2011	Betty Darsey Woods	Energia Tejas, LLC
Henderson	2011‐00006530	2011‐00006530	04/03/2011	Betty Sue Dwelle Waters	Energia Tejas, LLC
Henderson	2011‐00010867	2011‐00010867	06/07/2011	Billy Joe Cummings	Energia Tejas, LLC
Henderson	2011‐00006508	2011‐00006508	03/17/2011	Meazell Partnership	Energia Tejas, LLC
Henderson	2011‐00012631	2011‐00012631	06/21/2011	*Billy Lynn Till	Energia Tejas, LLC
Henderson	2011‐00006511	2011‐00006511	03/30/2011	Bradley Lambright	Energia Tejas, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2011‐00012622	2011‐00012622	05/18/2011	Cary S. "Pete" Cowart	Energia Tejas, LLC
Henderson	2011‐00006572	2011‐00006572	03/30/2011	Charles P. Lewis	Energia Tejas, LLC
Henderson	2011‐00012611	2011‐00012611	07/26/2011	Charles P. Lewis	Energia Tejas, LLC
Henderson	2011‐00010909	2011‐00010909	06/09/2011	Claudia J. Stromberg (and Russell S.	Energia Tejas, LLC
Stromberg, a married couple)
Henderson	2011‐00010877	2011‐00010877	06/01/2011	Clifford O. Baggett	Energia Tejas, LLC
Henderson	2011‐00006540	2011‐00006540	03/30/2011	Dana Mitchell	Energia Tejas, LLC
Henderson	2011‐00012610	2011‐00012610	08/01/2011	Dana Mitchell	Energia Tejas, LLC
Henderson	2011‐00010847	2011‐00010847	06/01/2011	David Baggett	Energia Tejas, LLC
Henderson	2016‐00012765	2016‐00012765	05/19/2016	David Tritter, Trustee	O'Brien Resources, LLC
Henderson	2011‐00010873	2011‐00010873	05/27/2011	Deborah J. Schrader	Energia Tejas, LLC
Henderson	2011‐00010886	2011‐00010886	07/01/2011	Debra K. Lambright	Energia Tejas, LLC
Henderson	2011‐00006566	2011‐00006566	03/31/2011	Keith Lee Pate	Energia Tejas, LLC
Henderson	2011‐00012608	2011‐00012608	05/06/2011	East Texas National Bank,	Energia Tejas, LLC
Trustee of the Theretta Bartlett Pickel
Testamentary Trust
Henderson	2011‐00010832	2011‐00010832	05/04/2011	Elizabeth Staggs Huckabay, Tr. of the	Energia Tejas, LLC
Mary Kathryn Grisso Revocable
Trust
Henderson	2012‐00009535	2012‐00009535	02/23/2011	Eugene E. Soutter (now deceased)	Energia Tejas, LLC
et ux Elizabeth A. Soutter
Henderson	2012‐00007058	2012‐00007058	08/30/2011	*FDIC Receiver of Franklin Bank	Energia Tejas, LLC
Henderson	2012‐00007057	2012‐0007057	08/30/2011	FDIC	Energia Tejas, LLC
Henderson	2011‐00006551	2011‐00006551	02/25/2011	FDIC	Energia Tejas, LLC
Henderson	2011‐00010880	2011‐00010880	06/07/2011	Gary Don Wilbanks et ux Glenda	Energia Tejas LLC
Henderson	2011‐00010852	2011‐00010852	05/27/2011	Gerald C. Knepple and wife, Carolyn	Energia Tejas, LLC
Knepple
Henderson	2011‐00010854	2011‐00010854	05/03/2011	Gerald C. Knepple and wife, Carolyn	Energia Tejas, LLC
Knepple
Henderson	2011‐00010853	2011‐00010853	05/03/2011	Gerald C. Knepple and wife, Carolyn	Energia Tejas, LLC
Knepple
Henderson	2011‐00006553	2011‐00006553	02/23/2011	Gladys Isbell,Trustee for the Isbell	Energia Tejas, LLC
Family Revocable Trust
Henderson	2011‐00010868	2011‐00010868	06/07/2011	Gladys Isbell,Trustee for the Isbell	Energia Tejas, LLC
Family Revocable Trust
Henderson	2011‐00006561	2011‐00006561	04/06/2011	Glenn Holley	Energia Tejas, LLC
Henderson	2011‐00010841	2011‐00010841	05/27/2011	Glenn Holley	Energia Tejas, LLC
Henderson	2011‐00010865	2011‐00010865	05/05/2011	Glenn Holley	Energia Tejas, LLC
Henderson	2011‐00014104	2011‐00014104	08/27/2011	Gwen Murrell	Energia Tejas, LLC
Henderson	2011‐00010859	2011‐00010859	03/23/2011	Harvil Lester Lambright	Energia Tejas, LLC
Henderson	2014‐00015294	2014‐00015294	08/26/2014	Heidy Herschbach, Trustee of the	O'Brien Resources, LLC
Herschbach Living Trust dated June 20,
2002 ; RIverwood Energy, LLC
Henderson	2015‐00000196	2015‐00000196	11/26/2014	Herschbach Petroleum Co., Ltd.	O'Brien Resources, LLC
Henderson	2011‐00012593	2011‐00012593	06/30/2011	Holley Lake Club, c/o Kathy Blackmon	Energia Tejas, LLC
Henderson	2011‐00012604	2011‐00012604	08/26/2011	Inverness Energy, Inc.	Energia Tejas, LLC
Henderson	2011‐00010904	2011‐00010904	07/26/2011	Ira Jene Jackson	Energia Tejas, LLC
Henderson	2011‐00006548	2011‐00006548	03/23/2011	Shirley Joyce Lambright	Energia Tejas, LLC
Henderson	2011‐00012612	2011‐00012612	07/26/2011	*J.D. Black	Energia Tejas, LLC
Henderson	2015‐00000202	2015‐00000202	09/23/2014	Jacque D. Hyde individually and as	O'Brien Resources, LLC
executrix for the Estate of Jack L.
Coleman

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2011‐00012600	2011‐00012600	08/23/2011	Jack P. Rahm, Trustee of the Jack P.	Energia Tejas, LLC
Rahm Revocable Trust
Henderson	2011‐00012601	2011‐00012601	08/23/2011	Jack P. Rahm, Trustee of the Jack P.	Energia Tejas, LLC
Rahm Revocable Trust
Henderson	2011‐00014110	2011‐00014110	06/10/2011	Janet Lynn Shafer Boyanton	Energia Tejas, LLC
Henderson	2011‐00010900	2011‐00010900	05/13/2011	Jean J. Palmer	Energia Tejas, LLC
Henderson	2011‐00010856	2011‐00010856	05/11/2011	Jeffrey W. Eaton	Energia Tejas, LLC
Henderson	2011‐00006536	2011‐00006536	02/23/2011	Jerry Nell Mitchell Wilbanks	Energia Tejas, LLC
Henderson	2011‐00010858	2011‐00010858	04/28/2011	Jerry Nell Mitchell Wilbanks	Energia Tejas, LLC
Henderson	2011‐00006565	2011‐00006565	03/07/2011	Jerry Wayne Rogers	Energia Tejas, LLC
et ux Wanda Beth Rogers
Henderson	2011‐00010885	2011‐00010885	06/17/2011	John H. Brown et ux Judy aka Final	Energia Tejas, LLC
Talley, Ltd.
Henderson	2011‐00010851	2011‐00010851	05/25/2011	*John K. Patton et ux Rose	Energia Tejas, LLC
Henderson	2011‐00010894	2011‐00010894	05/24/2011	John L. Schoellkopf	Energia Tejas, LLC
Henderson	2011‐00006564	2011‐00006564	08/27/2015	Joy Lock	Energia Tejas, LLC
Henderson	2012‐00007060	2012‐00007060	11/09/2011	Joyce Ruetta Featherston	Energia Tejas, LLC
Henderson	2011‐00006543	2011‐00006543	03/19/2011	Judy Nell Pritchard, Trustee for Kristie	Energia Tejas, LLC
Leigh Wakefield
Henderson	2011‐00006531	2011‐00006531	04/20/2011	Julia H. Mitchell	Energia Tejas, LLC
Henderson	2011‐00014106	2011‐00014106	06/10/2011	Julie Shafer Ciuro	Energia Tejas, LLC
Henderson	2011‐00010869	2011‐00010869	06/07/2011	Kathy Diane Halbert et vir Ira Wayne	Energia Tejas, LLC
Halbert
Henderson	2011‐00006513	2011‐00006513	03/30/2011	Keetah Holley, widow Roger Dale	Energia Tejas, LLC
Holley
Henderson	2011‐00006514	2011‐00006514	04/12/2011	Leigh L. Williams	Energia Tejas, LLC
Henderson	2011‐00012628	2011‐00012628	03/30/2011	Lenell Lambright	Energia Tejas, LLC
Henderson	2011‐00006534	2011‐00006534	04/14/2011	Leona Earl May	Energia Tejas, LLC
Henderson	2011‐00010881	2011‐00010881	06/24/2011	Lillian L. Meriwether	Energia Tejas, LLC
Henderson	2011‐00006505	2011‐00006505	03/17/2011	Lonnie Clint Vick, Sr. et ux	Energia Tejas, LLC
Regina Anne Vick
Henderson	2011‐00010828	2011‐00010828	04/03/2011	Jeanne D. Waters, by Lindsley Waters	Energia Tejas, LLC
III, A‐I‐F
Henderson	2011‐00006562	2011‐00006562	04/12/2011	Maggie Nell Youngblood	Energia Tejas, LLC
Henderson	2011‐00010890	2011‐00010890	05/27/2011	*Margaret Avriette, Trustee of the	Energia Tejas, LLC
Gene and Margaret Avriette Family
Trust
Henderson	2011‐00006515	2011‐00006515	04/14/2011	Margaret Ellen Robison (dec'd)	Energia Tejas, LLC
Henderson	2011‐00010870	2011‐00010870	04/28/2011	Marvin Holcomb , Glenn Holcomb &	Energia Tejas, LLC
Ronnie Holcomb
Henderson	2011‐00010906	2011‐00010906	06/09/2011	Mary Ann Cohen	Energia Tejas, LLC
Henderson	2011‐00010903	2011‐00010903	05/27/2011	Mary Lambright	Energia Tejas, LLC
Henderson	2011‐00010838	2011‐00010838	05/12/2011	Mary Lambright	Energia Tejas, LLC
Henderson	2011‐00010834	2011‐00010834	03/08/2011	*Mary Joanne Wilson (partially sold)	Energia Tejas, LLC
Henderson	2012‐00007059	2012‐00007059	11/09/2011	Melvin Lynn Dehart	Energia Tejas, LLC
Henderson	2011‐00012613	2011‐00012613	03/23/2011	Michael Lambright et al	Energia Tejas, LLC
Henderson	2011‐00012595	2011‐00012595	05/12/2011	Mila Lambright Baker	Energia Tejas, LLC
Henderson	2011‐00012592	2011‐00012592	07/14/2011	Nancy Burnett	Energia Tejas, LLC
Henderson	2014‐00006543	2014‐00006543	05/04/2011	Annette Goolsby et al	Energia Tejas, LLC
Henderson	2011‐00006570	2011‐00006570	03/30/2011	Norine Kelly (now Brenda Nikel, et al)	Energia Tejas, LLC
Henderson	2011‐00014112	2011‐00014112	08/04/2011	Norine Kelly	Energia Tejas, LLC
Henderson	2011‐00010848	2011‐00010848	05/27/2011	Obdiah Lloyd Lambright	Energia Tejas, LLC
Henderson	2011‐00010833	2011‐00010833	05/03/2011	Obdiah Lloyd Lambright	Energia Tejas, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2011‐00012626	2011‐00012626	06/24/2011	Ozie Dean Till	Energia Tejas, LLC
Henderson	2011‐00006571	2011‐00006571	04/14/2011	Patricia Ann Bragg	Energia Tejas, LLC
Henderson	2011‐00010902	2011‐00010902	06/09/2011	Patricia Hillman Murrell	Energia Tejas, LLC
Henderson	2011‐00006546	2011‐00006546	03/17/2011	Patricia L. Palmer	Energia Tejas, LLC
Henderson	2011‐00010835	2011‐00010835	05/26/2011	Patrick H. Wageman	Energia Tejas, LLC
Henderson	2011‐00010893	2011‐00010893	03/23/2011	Patsy Jo Lambright	Energia Tejas, LLC
Henderson	2011‐00010836	2011‐00010836	05/19/2011	Patsy Lindsey Hardy et vir Nicky	Energia Tejas, LLC
Henderson	2011‐00010844	2011‐00010844	05/04/2011	Peggy H. Kirkland, A‐I‐F for Norma Dell	Energia Tejas, LLC
Henderson	2011‐00010843	2012‐00010843	05/27/2011	Lambright Hillhouse Peggy H. Kirkland, A‐I‐F for Norma Dell	Energia Tejas, LLC
Henderson	2011‐00006552	2011‐00006552	02/25/2011	Lambright Hillhouse Randy Allen Wilbanks	Energia Tejas, LLC
Henderson	2011‐00014105	2011‐00014105	08/25/2011	Rentier, Inc.	Energia Tejas, LLC
Henderson	2011‐00006517	2011‐00010861	03/31/2011	(renewed #1242) Richard D. Couron	Energia Tejas, LLC
Henderson	2011‐00006569	2011‐00006569	04/03/2011	Richard E. Dwelle et ux Peggy D.	Energia Tejas, LLC
Henderson	2011‐00010855	2011‐00010855	05/11/2011	Dwelle Richard H. Eaton	Energia Tejas, LLC
Henderson	2012‐00009534	2012‐00009534	08/05/2011	Rick G. Baldree	Energia Tejas, LLC
Henderson	2011‐00014103	2011‐00014103	09/23/2011	et ux Denise Baldree The Robert Welch Foundation	Energia Tejas, LLC
Henderson	2011‐00010891	2011‐00010891	05/23/2011	Robert Dehart	Energia Tejas, LLC
Henderson	2011‐00010862	2011‐00010862	05/11/2011	Robert W. Percival	Energia Tejas, LLC
Henderson	2011‐00006541	2011‐00006541	03/30/2011	Robert Avon Holley	Energia Tejas, LLC
Henderson	2011‐00006556	2011‐00006556	03/21/2011	Ronald Charles Holcomb et ux Anne	Energia Tejas, LLC
Henderson	2011‐00010830	2011‐00010830	05/13/2011	Holcomb Ronald C. Pate et ux Kimberly	Energia Tejas, LLC
Henderson	2017‐00010907	2017‐00010907	03/07/2011	Ronald L. Williams	Energia Tejas, LLC
Henderson	2017‐00010907	2017‐00010907	08/08/2011	Ronald L. Williams	Energia Tejas, LLC
Henderson	2011‐00010905	2011‐00010905	05/12/2011	Roy Lee Lambright	Energia Tejas, LLC
Henderson	2011‐00006532	2011‐00006532	04/25/2011	Royce W. Benson et ux Anita D.	Energia Tejas, LLC
Henderson	2011‐00006522	2011‐00006522	03/23/2011	Ruthie F. Lambright	Energia Tejas, LLC
Henderson	2011‐00006510	2011‐00006510	04/12/2011	Sharon Lorraine Anderson	Energia Tejas, LLC
Henderson	2011‐00010846	2011‐00010846	05/27/2011	Shirley B. Hilton	Energia Tejas, LLC
Henderson	2011‐00006506	2011‐00006506	05/05/2011	Shirley B. Hilton	Energia Tejas, LLC
Henderson	2011‐00012623	2011‐00012623	03/30/2011	Sonja Lewis Simon	Energia Tejas, LLC
Henderson	2011‐00012606	2011‐00012606	07/26/2011	Sonja Lewis Simon	Energia Tejas, LLC
Henderson	2011‐00012615	2011‐00012615	08/15/2011	Sonya Havard Moon	Energia Tejas, LLC
Henderson	2011‐00006502	2011‐00006502	03/07/2011	Stephen Kelley Presswood	Energia Tejas, LLC
Henderson	2011‐00010882	2011‐00010882	06/24/2011	Susan P. Meriwether	Energia Tejas, LLC
Henderson	2011‐00010837	2011‐00010837	06/01/2011	Thomas C. Browning	Energia Tejas, LLC
Henderson	2011‐00006547	2011‐00006547	02/23/2011	Thomas L. Soutter	Energia Tejas, LLC
Henderson	2011‐00012624	2011‐00012624	05/31/2011	Thomas L. Soutter	Energia Tejas, LLC
Henderson	2011‐00012617	2011‐00012617	08/15/2011	Todd Havard	Energia Tejas, LLC
Henderson	2011‐00010899	2011‐00010899	05/12/2011	Tracey Louise Lambright	Energia Tejas, LLC
Henderson	2011‐00010889	2011‐00010889	05/13/2011	Vera Odle	Energia Tejas, LLC
Henderson	2011‐00010892	2011‐00010892	05/13/2011	Vera Odle, A‐I‐F for Helen Burns	Energia Tejas, LLC
Henderson	2011‐00012596	2011‐00012596	03/07/2011	Virginia Gail Willis	Energia Tejas, LLC
Henderson	2011‐00012603	2011‐00012603	08/25/2011	VWP JR, Inc.	Energia Tejas, LLC
Henderson	2011‐00012599	2011‐00012599	08/25/2011	(Victor W. Pryor, Jr.) VWP JR, Inc.	Energia Tejas, LLC
(Victor W. Pryor, Jr.)

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2011‐00010872	2011‐00010872	07/26/2011	*W. G. Darsey, III	Energia Tejas, LLC
Henderson	2012‐00009533	2012‐00009533	09/23/2011	Walter C. Windsor (renewed #1230)	Energia Tejas, LLC
Henderson	2011‐00010849	2011‐00010849	05/19/2011	Wanda Lindsey Erekson et vir Robbiie	Energia Tejas, LLC
Henderson	2011‐00010866	2011‐00010866	04/28/2011	Wayne Mitchell	Energia Tejas, LLC
Henderson	2011‐00012594	2011‐00012594	08/04/2011	Weldon J. Taylor (Petra Zeigerman)	Energia Tejas, LLC
Henderson Henderson	2016‐00003043 2011‐00010845	2016‐00003043 2011‐00010845	02/23/2016 06/24/2011	*William Ray Watson, Sr., and Brigette Watson, husband and wife (O'Benco IV et al) William Thomas Meriwether	O'Brien Resources, LLC Energia Tejas, LLC
Henderson	2011‐00014111	2011‐00014111	08/23/2011	Windsor Interests, Ltd.	Energia Tejas, LLC
Henderson	2011‐00012605	2011‐00012605	08/26/2011	Yukon Energy, LLC	Energia Tejas, LLC
Henderson	2015‐00014861	2015‐00014861	10/29/2015	Teresa Heilig	O'Brien Resources, LLC
Henderson	2012‐00012213	2012‐00012213	08/17/2012	Bettye L. Newberry	O'Brien Resources, LLC
Henderson	2012‐00012231	2012‐00012231	08/17/2012	Gregory Paul Cox	O'Brien Resources, LLC
Henderson	2012‐00012214	2012‐00012214	08/17/2012	James G. Cox	O'Brien Resources, LLC
Henderson	2013‐00006352	2013‐00006352	08/23/2012	Barbara L. Sides	O'Brien Resources, LLC
Henderson	2012‐00015812	2012‐00015812	08/27/2012	Rhonda Mahoney	O'Brien Resources, LLC
Henderson	2013‐00009786	2013‐00009786	05/24/2013	Glen McWhorter	O'Brien Resources, LLC
Henderson	2013‐00009785	2013‐00009785	05/24/2013	*James McWhorter	O'Brien Resources, LLC
Henderson	2013‐00009787	2013‐00009787	05/24/2013	David McWhorter	O'Brien Resources, LLC
Henderson	2012‐00014511	2012‐00014511	08/09/2012	George G. Wood	O'Brien Resources, LLC
Henderson	2012‐00012227	2012‐00012227	07/19/2012	Daphne Elizabeth Carpenter	O'Brien Resources, LLC
Henderson	2016‐00001912	2016‐00001912	12/03/2015	Gary Don Wilbanks et ux	O'Brien Resources, LLC
Henderson	2012‐00016072	2012‐00016072	10/26/2012	Damon Douglas	O'Brien Resources, LLC
Henderson	2012‐00016076	2012‐00016076	11/26/2012	Eugene E. Soutter et ux (now	O'Brien Resources, LLC
Henderson	2013‐00000482	2013‐00000482	11/12/2012	Patricia Ward Bryant	O'Brien Resources, LLC
Henderson	2016‐00005131	2016‐00005131	02/01/2016	Eddie Don Price	O'Brien Resources, LLC
Henderson	2012‐00015823	2012‐15823	10/18/2012	Holly Avriette Fox	O'Brien Resources, LLC
Henderson	2016‐00003606	3016‐00003606	02/01/2016	Stephen Wayne Woodall	O'Brien Resources, LLC
Henderson	2016‐00003605	2016‐00003605	02/01/2016	Della Mae Woodall Turner	O'Brien Resources, LLC
Henderson	2013‐00001772	2013‐00001772	08/13/2012	Julius W. Wylie	O'Brien Resources, LLC
Henderson	2013‐00000468	2013‐00000468	11/12/2012	Alfred M. Yeatts, Jr.	O'Brien Resources, LLC
Henderson	2016‐00005126	2016‐00005126	02/01/2016	Kenneth Goodrum	O'Brien Resources, LLC
Henderson	2016‐00000589	2016‐00000589	11/17/2015	Clarine Kellam	O'Brien Resources, LLC
Henderson	2012‐00016073	2012‐00016073	09/19/2012	Gilbert S. Hernandez	O'Brien Resources, LLC
Henderson	2013‐00000469	2013‐00000469	12/12/2012	*J. Bradley Jeffreys	O'Brien Resources, LLC
Henderson	2016‐00006209	2016‐00006209	04/04/2016	Lynda Lou Goodrum	O'Brien Resources, LLC
Henderson	2013‐00000481	2013‐00000481	11/16/2012	William "Bain" Ward, III	O'Brien Resources, LLC
Henderson	2015‐00015673	2015‐00015673	11/17/2015	Steve Harrington	O'Brien Resources, LLC
Henderson	2015‐00015668	2015‐00015668	11/17/2015	John Harrington	O'Brien Resources, LLC
Henderson	2015‐00015672	2015‐00015672	10/12/2015	Charlotte Heppel	O'Brien Resources, LLC
Henderson	2015‐00015674	2015‐00015674	11/17/2015	Tom Harrington III	O'Brien Resources, LLC
Henderson	2016‐00005125	2016‐00005125	02/01/2016	Roger Warren Price	O'Brien Resources, LLC
Henderson	2013‐00000483	2013‐00000483	12/14/2012	Sydonia L. Sonnenburg (deceased)	O'Brien Resources, LLC
Henderson	2013‐00000484	2013‐00000484	11/13/2012	Robin S. Ritchie	O'Brien Resources, LLC
Henderson	2013‐00000479	2013‐00000479	12/10/2012	Chieftain Exploration Co	O'Brien Resources, LLC
Henderson	2016‐00006216	2016‐00006216	02/01/2016	Rhonda S. Davidson	O'Brien Resources, LLC
Henderson	2016‐00001915	2016‐00001915	12/16/2015	Gwendolyn Kay Michael	O'Brien Resources, LLC
Henderson	2013‐00001773	2013‐00001773	09/28/2012	Tracey Lambright et al	O'Brien Resources, LLC
Henderson	2013‐00001766	2013‐00001766	12/18/2012	Neill Oil, LLC	O'Brien Resources, LLC
Henderson	2013‐00001771	2013‐00001771	01/14/2013	*Sunmore Energy Partners, LLC	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2013‐00006358	2013‐00006358	01/17/2013	Est of T. L. Huddleston by H. T. Hyde,	O'Brien Resources, LLC
Henderson	2013‐00006348	2013‐00006348	05/09/2013	Jr., Trustee Hugh Craft	O'Brien Resources, LLC
Henderson	2013‐00006362	2013‐00006362	01/24/2013	Libby Craft	O'Brien Resources, LLC
Henderson	2016‐00012779	2016‐00012779	06/14/2016	Mary L. Fitch	O'Brien Resources, LLC
Henderson	2013‐00009794	2013‐00009794	02/20/2013	Bandera Minerals, LLC	O'Brien Resources, LLC
Henderson	2013‐00006347	2013‐00006347	01/09/2013	Diane Gilbert Clark	O'Brien Resources, LLC
Henderson	2013‐00006365	2013‐00006365	02/04/2013	Schare, Ltd.	O'Brien Resources, LLC
Henderson	2013‐00006363	2013‐00006363	02/04/2013	Panacea Energy, Inc.	O'Brien Resources, LLC
Henderson	2013‐00006364	2013‐00006364	02/04/2013	K. Phil Fleetwood	O'Brien Resources, LLC
Henderson	2013‐00006360	2013‐00006360	01/23/2013	Nathan Leslie James	O'Brien Resources, LLC
Henderson	2013‐00006361	2013‐00006361	01/23/2013	Gleith James Mann	O'Brien Resources, LLC
Henderson	2013‐00006354	2013‐00006354	02/21/2013	Alva June Daily	O'Brien Resources, LLC
Henderson	2013‐00006367	2013‐00006367	01/23/2013	Eva Evans (minerals now to heirs)	O'Brien Resources, LLC
Henderson	2013‐00006355	2013‐00006355	02/26/2013	James Scott, Jr.	O'Brien Resources, LLC
Henderson	2013‐00006366	2013‐00006366	02/26/2013	James Scott, Sr.	O'Brien Resources, LLC
Henderson	2013‐00006353	2013‐00006353	02/20/2013	Royce M. Benson	O'Brien Resources, LLC
Henderson	2013‐00006350	2013‐00006350	01/22/2013	Katrina Lynn Pound	O'Brien Resources, LLC
Henderson	2012‐00010613	2012‐00010613	08/16/2011	Gary Wayne Dennis, Trustee	Energia Tejas, LLC
Henderson	2013‐00006356	2013‐00006356	01/22/2013	Benjamin Aaron Cohen	O'Brien Resources, LLC
Henderson	2013‐00009795	2013‐00009795	04/18/2013	Troy C. House	O'Brien Resources, LLC
Henderson	2016‐00008872	2016‐00008872	02/28/2013	Mary Jo Mullins	O'Brien Resources, LLC
Henderson	2013‐00009797	2013‐00009797	04/17/2013	Mack Powell	O'Brien Resources, LLC
Henderson	2013‐00009798	2013‐00009798	04/18/2013	Geraldine Rounsavall	O'Brien Resources, LLC
Henderson	2013‐00017297	2013‐00017297	02/26/2013	Owen Oil & Gas Properties, LLC	O'Brien Resources, LLC
Henderson	2013‐00009804	2013‐00009804	02/18/2013	George S. Tallichet	O'Brien Resources, LLC
Henderson	2013‐00009805	2013‐00009805	02/18/2013	Henri Lucien Tallichet	O'Brien Resources, LLC
Henderson	2013‐00009803	2013‐00009803	02/18/2013	George S. Heyer, Jr.	O'Brien Resources, LLC
Henderson	2013‐00009802	2013‐00009802	11/19/2012	Kenneth Haesly	O'Brien Resources, LLC
Henderson	2013‐00009806	2013‐00009806	03/25/2013	Michael A. Maynard	O'Brien Resources, LLC
Henderson	2013‐00009800	2013‐00009800	05/02/2013	Lucille Collins	O'Brien Resources, LLC
Henderson	2013‐00009799	2013‐00009799	05/02/2013	Glenda Langley	O'Brien Resources, LLC
Henderson	2013‐00009801	2013‐00009801	04/30/2013	Southwest Mineral Group, Ltd.	O'Brien Resources, LLC
Henderson	2013‐00009788	2013‐00009788	04/09/2013	Margaret P. Tyson	O'Brien Resources, LLC
Henderson	2013‐00009790	2013‐00009790	04/30/2013	Glenda K. Hayes	O'Brien Resources, LLC
Henderson	2016‐00012776	2016‐00012776	05/23/2016	Faye P. Harris	O'Brien Resources, LLC
Henderson	2013‐00009789	2013‐00009789	05/09/2013	Rosemary Williams	O'Brien Resources, LLC
Henderson	2013‐00009777	2013‐00009777	04/16/2013	The Estate of Buck J. Wynne, Jr.	O'Brien Resources, LLC
Henderson	2013‐00009780	2013‐00009780	04/16/2013	Adele Monning	O'Brien Resources, LLC
Henderson	2013‐00009778	2013‐00009778	04/16/2013	Oscar Bruce Chamberlain	O'Brien Resources, LLC
Henderson	2013‐00009781	2013‐00009781	04/16/2013	Karen Hunnicutt	O'Brien Resources, LLC
Henderson	2013‐00009779	2013‐00009779	04/16/2013	Holly Chamberlain aka Holly Casey	O'Brien Resources, LLC
Henderson	2013‐00009782	2013‐00009782	04/17/2013	Kirby Minerals	O'Brien Resources, LLC
Henderson	2017‐00010907	2017‐00010907	07/28/2013	Ronald L. Williams	O'Brien Resources, LLC
Henderson	2013‐00009776	2013‐00009776	01/14/2013	Lolita Anne Rothfuss, f/k/a Lolita A.	O'Brien Resources, LLC
Henderson	2013‐00009775	2013‐00009775	06/18/2013	Langham Bailey Smiley	O'Brien Resources, LLC
Henderson	2013‐00014065	2013‐00014065	08/02/2013	Brian Utz et ux Janet	O'Brien Resources, LLC
Henderson	2013‐00014064	2013‐00014064	07/24/2013	Richard C. Palmer et ux	O'Brien Resources, LLC
Henderson	2013‐00014063	2013‐00014063	07/24/2013	Pamala Solis et vir	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2013‐00014061	2013‐00014061	07/12/2013	Loughridge C. Murrell, Jr.	O'Brien Resources, LLC
Henderson	2013‐00017299	2013‐00017299	08/14/2013	James M. Chatfield	O'Brien Resources, LLC
Henderson	2013‐00017300	2013‐00017300	07/12/2013	Helen Weeks‐Chatfield	O'Brien Resources, LLC
Henderson	2013‐00016532	2013‐00016532	09/23/2013	Robert W. Palmer	O'Brien Resources, LLC
Henderson	2013‐00016535	2013‐00016535	10/10/2013	Kirby Minerals	O'Brien Resources, LLC
Henderson	2014‐00001070	2014‐00001070	10/11/2013	Bandera Minerals, LLC	O'Brien Resources, LLC
Henderson	2013‐00016541	2013‐00016541	04/24/2013	I.P. LaRue Mineral Properties, LLC	O'Brien Resources, LLC
Henderson	2013‐00017298	2013‐00017298	10/02/2013	Owen Oil & Gas Properties, LLC	O'Brien Resources, LLC
Henderson	2013‐00016534	2013‐00016534	09/23/2013	Frederick Palmer	O'Brien Resources, LLC
Henderson	2013‐00016533	2013‐00016533	09/23/2013	John Palmer	O'Brien Resources, LLC
Henderson	2013‐00016540	2013‐00016540	08/07/2013	Linda L. Kropp	O'Brien Resources, LLC
Henderson	2013‐00016539	2013‐00016539	08/07/2013	Jeana Walker	O'Brien Resources, LLC
Henderson	2013‐00016538	2013‐00016538	09/27/2013	Susan Prescott AIF for Carrold C. Dollar	O'Brien Resources, LLC
(Deceased)
Henderson	2014‐00001082	2014‐00001082	11/05/2013	Sheila Hunt	O'Brien Resources, LLC
Henderson	2014‐00001072	2014‐00001072	11/18/2013	Jay N. Besett	O'Brien Resources, LLC
Henderson	2014‐00001083	2014‐00001083	11/18/2013	Katherine L. Edwards	O'Brien Resources, LLC
Henderson	2014‐00001077	2014‐00001077	11/05/2013	Margaret Jean Lambright	O'Brien Resources, LLC
Henderson	2014‐00001076	2014‐00001076	04/30/2013	Barbara Rhine	O'Brien Resources, LLC
Henderson	2014‐00001085	2014‐00001085	11/05/2013	Michael Dale Lambright	O'Brien Resources, LLC
Henderson	2014‐00001080	2014‐00001080	11/05/2013	Audrey Neel	O'Brien Resources, LLC
Henderson	2014‐00001086	2014‐00001086	11/06/2013	David Lambright	O'Brien Resources, LLC
Henderson	2014‐00001069	2014‐00001069	11/05/2013	William Nell Besett	O'Brien Resources, LLC
Henderson	2014‐00001079	2014‐00001079	11/22/2013	Bertha Sue Littlefield	O'Brien Resources, LLC
Henderson	2014‐00001084	2014‐00001084	11/05/2013	Betty Adcock	O'Brien Resources, LLC
Henderson	2014‐00001078	2014‐00001078	11/05/2013	Hazel Elder	O'Brien Resources, LLC
Henderson	2014‐00001081	2014‐00001081	11/05/2013	Shirley N. McKinney	O'Brien Resources, LLC
Henderson	2014‐00006548	2014‐00006548	11/05/2013	Cindy Lambright	O'Brien Resources, LLC
Henderson	2014‐00001074	2014‐00001074	11/18/2013	Kenneth D. Clark	O'Brien Resources, LLC
Henderson	2014‐00001075	2014‐00001075	11/05/2013	Sherrie Battaglia	O'Brien Resources, LLC
Henderson	2014‐00001068	2014‐00001068	11/18/2013	Eveline Lambright Baker	O'Brien Resources, LLC
Henderson	2014‐00001067	2014‐00001067	11/22/2013	Harold Ray Lambright	O'Brien Resources, LLC
Henderson	2014‐00003078	2014‐00003078	02/07/2014	Carroll Springs Cemetery Assoc.	O'Brien Resources, LLC
Henderson	2014‐00001073	2014‐00001073	12/13/2013	Connie Ruth Brooks	O'Brien Resources, LLC
Henderson	2014‐00003081	2014‐00003081	02/11/2014	Ann C. Maroe	O'Brien Resources, LLC
Henderson	2014‐00003082	2014‐00003082	02/19/2014	Patsy C. Sorenson	O'Brien Resources, LLC
Henderson	2014‐00003083	2014‐00003083	02/21/2014	Michelle Avriette Ogden	O'Brien Resources, LLC
Henderson	2014‐00003077	2014‐00003077	02/13/2014	Lynette L. Murrell Gammon	O'Brien Resources, LLC
Henderson	2014‐00003079	2014‐00003079	02/12/2014	*Nathan Murrell	O'Brien Resources, LLC
Henderson	2014‐00006559	2014‐00006559	03/11/2014	Ernest Edwin Moyers	O'Brien Resources, LLC
Henderson	2014‐00004666	2014‐00004666	04/14/2014	Martin R. Bennett, Receiver ‐ Cause	O'Brien Resources, LLC
2014C‐00880 Unknown Heirs of
Brenda Lambright; Prentice Berwick;
LaVerne Davis; Prentice Noah Berwick;
Liilie Dell Lambright Bradshaw;
Florence Raney; Elizabeth Ann Clark;
Minnie Lou Vandiver; Jacqueline W.
Melton
Henderson	2014‐00006558	2014‐00006558	02/18/2014	Kelly Milan Trahan	O'Brien Resources, LLC
Henderson	2014‐00006556	2014‐00006556	02/28/2014	Father Flanagan's Boys' Home	O'Brien Resources, LLC
Henderson	2014‐00006553	2014‐00006553	04/17/2014	Kerry Vance	O'Brien Resources, LLC
Henderson	2014‐00006551	2014‐00006551	04/17/2014	Chester Vance Chapel	O'Brien Resources, LLC
Henderson	2014‐00006545	2014‐00006545	04/26/2014	Charles Ashburn Davis	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2014‐00006554	2014‐00006554	04/23/2014	Veronica Lois Orr	O'Brien Resources, LLC
Henderson	2014‐00007929	2014‐00007929	05/20/2014	Travis Vernon Batson, Jr.	O'Brien Resources, LLC
Henderson	2014‐00013015	2014‐00013015	05/20/2014	Jack P. Rahm, Trustee of the Jack P.	O'Brien Resources, LLC
Henderson	2014‐00011626	2014‐00011626	05/21/2014	Rahm Revocable Trust David R. Soulsby	O'Brien Resources, LLC
Henderson	2014‐00007928	2014‐00007928	05/29/2014	Glenn Holley	O'Brien Resources, LLC
Henderson	2014‐00006549	2014‐00006549	03/12/2014	Ed H. Clark	O'Brien Resources, LLC
Henderson	2014‐00007931	2014‐00007931	05/27/2014	Carolyn Holley Knepple	O'Brien Resources, LLC
Henderson	2014‐00009458	2014‐00009458	06/13/2014	Ronald L. Holley	O'Brien Resources, LLC
Henderson	2014‐00009457	2014‐00009457	06/13/2014	Michael W. Holley (Deceased)	O'Brien Resources, LLC
Henderson	2014‐00007932	2014‐00007932	04/23/2014	Lisa Wiklund	O'Brien Resources, LLC
Henderson	2014‐00007927	2014‐00007927	05/28/2014	Leslie R. Landry, Jr.	O'Brien Resources, LLC
Henderson	2014‐00007930	2014‐00007930	04/23/2014	John C. Vance	O'Brien Resources, LLC
Henderson	2014‐00007923	2014‐00007923	04/22/2014	Cary S. "Pete" Cowart	O'Brien Resources, LLC
Henderson	2014‐00007921	2014‐00007921	04/22/2014	Vicki Jo Chappell Morris	O'Brien Resources, LLC
Henderson	2014‐00007937	2014‐00007937	04/26/2014	Billy Joe Davis	O'Brien Resources, LLC
Henderson	2014‐00007936	2014‐00007936	04/17/2014	Billy Joe Lambright	O'Brien Resources, LLC
Henderson	2014‐00007934	2014‐00007934	04/26/2014	Gerthe Ann Tapin	O'Brien Resources, LLC
Henderson	2014‐00007935	2014‐00007935	04/26/2014	Hazel Louise Koslowski	O'Brien Resources, LLC
Henderson	2014‐00006550	2014‐00006550	04/23/2014	Jeremy L. Vance	O'Brien Resources, LLC
Henderson	2014‐00006552	2014‐00006552	04/17/2014	Cordell Vance	O'Brien Resources, LLC
Henderson	2014‐00006555	2014‐00006555	04/22/2014	Debra V. Reece	O'Brien Resources, LLC
Henderson	2014‐00006546	2014‐00006546	04/26/2014	Betty Jo Guffey	O'Brien Resources, LLC
Henderson	2014‐00006547	2014‐00006547	04/26/2014	Annie Marie Grimes	O'Brien Resources, LLC
Henderson	2014‐00009459	2014‐00009459	06/17/2014	Helen Splawn (Deceased)	O'Brien Resources, LLC
Henderson	2014‐00009456	2014‐00009456	06/17/2014	Violet Landis Holley (deceased)	O'Brien Resources, LLC
Henderson	2014‐00009446	2014‐00009446	05/27/2014	Mary Ann Lambright	O'Brien Resources, LLC
Henderson	2014‐00009442	2014‐00009442	04/26/2014	Jerry Wayne Davis	O'Brien Resources, LLC
Henderson	2014‐00009443	2014‐00009443	05/20/2014	Joan Marie Batson Bandsuch	O'Brien Resources, LLC
Henderson	2014‐00009444	2014‐00009444	06/20/2014	James T. Palmer	O'Brien Resources, LLC
Henderson	2014‐00009441	2014‐00009441	04/26/2014	Bobby Lee Davis	O'Brien Resources, LLC
Henderson	2014‐00011625	2014‐00011625	05/20/2014	Rentier, Inc.	O'Brien Resources, LLC
Henderson	2014‐00009448	2014‐00009448	04/25/2014	Josh Vance	O'Brien Resources, LLC
Henderson	2014‐00009451	2014‐00009451	06/10/2014	Joan Elizabeth Sitzlow	O'Brien Resources, LLC
Henderson	2014‐00009452	2014‐00009452	06/10/2014	Tommy Gene Motl	O'Brien Resources, LLC
Henderson	2014‐00009450	2014‐00009450	06/10/2014	Johanna Motl Thomason	O'Brien Resources, LLC
Henderson	2014‐00009449	2014‐00009449	05/29/2014	Shirley B. Hilton	O'Brien Resources, LLC
Henderson	2014‐00009447	2014‐00009447	04/23/2014	Jordan L. Vance	O'Brien Resources, LLC
Henderson	2014‐00009438	2014‐00009438	05/21/2014	Susan A. Soulsby	O'Brien Resources, LLC
Henderson	2014‐00009440	2014‐00009440	06/10/2014	Margaret Ann Hannie	O'Brien Resources, LLC
Henderson	2014‐00007925	2014‐00007925	05/20/2014	VWP JR, Inc.	O'Brien Resources, LLC
Henderson	2014‐00011618	2014‐00011618	07/09/2014	(Victor W. Pryor, Jr.) Forrest Carl Till	O'Brien Resources, LLC
Henderson	2014‐00011624	2014‐00011624	05/27/2014	Sherill Lee Bruce	O'Brien Resources, LLC
Henderson	2014‐00011631	2014‐00011631	06/23/2014	Howard Donald Lambright	O'Brien Resources, LLC
Henderson	2014‐00011632	2014‐00011632	07/10/2014	Violet Landis Holley (deceased)	O'Brien Resources, LLC
Henderson	2014‐00011633	2014‐00011633	07/10/2014	Mila Lambright Baker	O'Brien Resources, LLC
Henderson	2014‐00011639	2014‐00011639	07/10/2014	Ronald L. Holley	O'Brien Resources, LLC
Henderson	2014‐00011634	2014‐00011634	07/10/2014	Michael W. Holley (Deceased)	O'Brien Resources, LLC
Henderson	2014‐00011635	2014‐00011635	07/10/2014	Keetah Holley	O'Brien Resources, LLC
Henderson	2014‐00011637	2014‐00011637	07/10/2014	Bradley Scott Lambright	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2014‐00011636	2014‐00011636	07/10/2014	Dana Mitchell	O'Brien Resources, LLC
Henderson	2014‐00011638	2014‐00011638	07/18/2014	Linda Sue Douglas	O'Brien Resources, LLC
Henderson	2014‐00011621	2014‐00011621	04/18/2014	Katrina Lynn Pound	O'Brien Resources, LLC
Henderson	2014‐00011620	2014‐00011620	07/28/2014	Chelsea Willis Caver	O'Brien Resources, LLC
Henderson	2014‐00011640	2014‐00011640	07/14/2014	Katherine Stanley	O'Brien Resources, LLC
Henderson	2014‐00014706	2014‐00014706	08/19/2014	Wynne West Anderson	O'Brien Resources, LLC
Henderson	2014‐00014705	2014‐00014705	08/19/2014	Shawn West Webb	O'Brien Resources, LLC
Henderson	2014‐00014707	2014‐00014707	08/19/2014	The Catherine Coleman Murchison	O'Brien Resources, LLC
Henderson	2014‐00014709	2014‐00014709	08/19/2014	Exmpt Tr by George Bedell, Trustee The Mark V West Testamentary Tr	O'Brien Resources, LLC
Henderson	2014‐00014710	2014‐00014710	08/19/2014	c/o Texas Bank & Tr Company Shelly West Bowman	O'Brien Resources, LLC
Henderson Henderson	2014‐00014708 2014‐00013010	2014‐00014708 2014‐00013010	08/19/2014 07/07/2014	Waverly West Burford aka Waverly West, aka Ann Waverly West; AIF Stephanie Shawn West, Deceased Judy Ann Spindor	O'Brien Resources, LLC O'Brien Resources, LLC
Henderson	2014‐00013009	2014‐00013009	07/23/2014	Irvin H. Lambright	O'Brien Resources, LLC
Henderson	2014‐00013015	2014‐00013015	09/03/2014	Jack P. Rahm, Trustee	O'Brien Resources, LLC
Henderson	2014‐00013018	2014‐00013018	08/22/2014	Laurie Hart	O'Brien Resources, LLC
Henderson	2014‐00013016	2014‐00013016	09/04/2014	Rentier, Inc., Shirley Pogue, President	O'Brien Resources, LLC
Henderson	2014‐00013017	2014‐00013017	09/03/2014	VWP, Jr., Inc. by Victor W. Pryor Jr.,	O'Brien Resources, LLC
Henderson	2014‐00013019	2014‐00013019	09/16/2014	Trustee Teena Mitchell Whitsell	O'Brien Resources, LLC
Henderson	2014‐00015293	2014‐00015293	09/18/2014	Allan Goldston King Residuary Tr, David Russell King Res Tr, Duane Hadley King Res Tr, Gwendolyn Carlisle King Res Tr & Susan Goldston Grantor Trust Morgan Chase Bank Trustee	O'Brien Resources, LLC
Henderson	2014‐00014701	2014‐00014701	09/26/2014	Horace Reagon Webb (O'Benco IV)	O'Brien Resources, LLC
Henderson	2014‐00014703	2014‐00014703	09/24/2014	Ronald C. Pate	O'Brien Resources, LLC
Henderson	2014‐00014702	2014‐00014702	09/24/2014	Dorothy Anne Landis	O'Brien Resources, LLC
Henderson	2014‐00014711	2014‐00014711	09/25/2014	Randy Lambright	O'Brien Resources, LLC
Henderson	2014‐00014713	2014‐00014713	09/25/2014	J. W. Lambright	O'Brien Resources, LLC
Henderson	2014‐00014712	2014‐00014712	09/24/2014	Nell Pharris Burnett	O'Brien Resources, LLC
Henderson	2014‐00014704	2014‐00014704	08/11/2014	David R. Soulsby	O'Brien Resources, LLC
Henderson	2014‐00014717	2014‐00014717	07/10/2014	Helen Splawn (Deceased)	O'Brien Resources, LLC
Henderson	2014‐00014716	2014‐00014716	09/24/2014	Homer Pate	O'Brien Resources, LLC
Henderson	2014‐00014719	2014‐00014719	09/29/2014	Keith Lee Pate	O'Brien Resources, LLC
Henderson	2014‐00014714	2014‐00014714	07/10/2014	Lenell Lambright	O'Brien Resources, LLC
Henderson	2014‐00014721	2014‐00014721	08/11/2014	Susan A. Soulsby	O'Brien Resources, LLC
Henderson	2014‐00014718	2014‐00014718	10/08/2014	Mary Louise Moore Wilbanks	O'Brien Resources, LLC
Henderson	2014‐00014720	2014‐00014720	09/23/2014	RVS Minerals, LLC , Margaret	O'Brien Resources, LLC
Henderson	2014‐00014726	2014‐00014726	07/23/2014	McDaniel, Manager Harvil Lester Lambright	O'Brien Resources, LLC
Henderson	2014‐00014722	2014‐00014722	10/08/2014	Anita Lee Robinson	O'Brien Resources, LLC
Henderson	2014‐00014728	2014‐00014728	10/08/2014	Janet E. Woodman	O'Brien Resources, LLC
Henderson	2014‐00014730	2014‐00014730	10/08/2014	Tommie Michael Lambright	O'Brien Resources, LLC
Henderson	2015‐00000799	2015‐00000799	10/02/2014	Walter R. Neill, Jr.	O'Brien Resources, LLC
Henderson	2015‐00000803	2015‐00000803	10/02/2014	Karleen Neill Raper	O'Brien Resources, LLC
Henderson	2014‐00015305	2014‐00015305	10/14/2014	Jerry Nell Mitchell Wilbanks	O'Brien Resources, LLC
Henderson	2014‐00015306	2014‐00015306	10/14/2014	Wayne Mitchell	O'Brien Resources, LLC
Henderson	2014‐00015307	2014‐00015307	10/22/2014	Bettie Luttrall	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2014‐00015309	2014‐00015309	10/22/2014	Doris Jean Peevy George	O'Brien Resources, LLC
Henderson	2014‐00015308	2014‐00015308	10/22/2014	Harlon Lambright	O'Brien Resources, LLC
Henderson	2014‐00015301	2014‐00015301	09/16/2014	Ricky Campbell	O'Brien Resources, LLC
Henderson	2014‐00015297	2014‐000152979	09/16/2014	Rayeanne Owen	O'Brien Resources, LLC
Henderson	2015‐00015298	2015‐00015298	09/16/2014	Mark Green and Renee Green	O'Brien Resources, LLC
Henderson	2014‐00015299	2014‐00015299	09/29/2014	Judith Ann Grimes	O'Brien Resources, LLC
Henderson	2014‐00015300	2014‐00015300	09/16/2014	Diane Bennett	O'Brien Resources, LLC
Henderson	2014‐00015296	2014‐00015296	08/28/2014	Brenda Lois McGee	O'Brien Resources, LLC
Henderson	2014‐00015295	2014‐00015295	08/28/2014	Charlcie Reynolds	O'Brien Resources, LLC
Henderson	2014‐00015303	2014‐00015303	10/21/2014	J. T. Peevy	O'Brien Resources, LLC
Henderson	2015‐00000199	2015‐00000199	10/30/2014	E. Wayne Greer	O'Brien Resources, LLC
Henderson	2015‐00000218	2015‐00000218	11/05/2014	E. B. LaRue, Jr.	O'Brien Resources, LLC
Henderson	2015‐00000217	2015‐00000217	10/08/2014	Debbie R. Jenkins	O'Brien Resources, LLC
Henderson	2014‐00015304	2014‐00015304	10/02/2014	Elizabeth W. Neill	O'Brien Resources, LLC
Henderson	2015‐00000200	2015‐00000200	10/23/2014	Margaret Stevens Partners, Ltd. by	O'Brien Resources, LLC
Margaret Stevens Partner
Henderson	2015‐00000198	2015‐00000198	10/30/2014	Grubb Holdings, L.P. #3, by Greg Grubb	O'Brien Resources, LLC
as Partner
Henderson	2015‐00000197	2015‐00000197	10/13/2014	Mary H. Hodge, aka Mary M. Hodge	O'Brien Resources, LLC
Henderson	2015‐00003846	2015‐00003846	02/16/2015	David M. Pritchard and Judy Pritchard	O'Brien Resources, LLC
Henderson	2014‐00014700	2014‐00014700	05/20/2014	Windsor Interests, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00000216	2015‐00000216	09/24/2014	Kathryn Spring Wilkins	O'Brien Resources, LLC
Henderson	2015‐00000213	2015‐00000213	10/22/2014	Deana Tillman Crockett	O'Brien Resources, LLC
Henderson	2015‐00000215	2015‐00000215	11/17/2014	W. C. Perryman III	O'Brien Resources, LLC
Henderson	2015‐00000206	2015‐00000206	11/25/2014	E. B. Larue, Jr.	O'Brien Resources, LLC
Henderson	2015‐00000214	2015‐00000214	11/17/2014	Kristin Larue Perryman	O'Brien Resources, LLC
Henderson	2014‐00016169	2014‐00016169	12/01/2014	Richard Sanders, as 2014A‐0869	O'Brien Resources, LLC
Receiver for Lambright Heirs et al
Henderson	2015‐00000204	2015‐00000204	10/27/2014	Gretchen Perryman Lahourcade	O'Brien Resources, LLC
Henderson	2015‐00000212	2015‐00000212	11/17/2014	Gretchen Perryman Lahourcade	O'Brien Resources, LLC
Henderson	2015‐00000203	2015‐00000203	11/17/2014	LaGrass Property Holdings by John W.	O'Brien Resources, LLC
Roberts
Henderson	2015‐00010670	2015‐00010670	11/16/2014	John Lingo Schoellkopf, Alan C.	O'Brien Resources, LLC
Schoellkopf, Wilson Schoellkopf, Jr.
Henderson	2015‐00000201	2015‐00000201	12/09/2014	Mark H. Cohen	O'Brien Resources, LLC
Henderson	2015‐00000205	2015‐00000205	12/08/2014	Keetah Holley, widow of Roger Dale	O'Brien Resources, LLC
Holley
Henderson	2015‐00000211	2015‐00000211	10/08/2014	Leland D. Lambright	O'Brien Resources, LLC
Henderson	2015‐00001741	2015‐00001741	12/12/2014	Robert Avon Holley	O'Brien Resources, LLC
Henderson	2014‐00001742	2015‐00001742	12/08/2014	Mary Louise Moore Wilbanks	O'Brien Resources, LLC
Henderson	2015‐00001744	2015‐00001744	12/08/2014	Debra K. Vinyard	O'Brien Resources, LLC
Henderson	2015‐00001743	2015‐00001743	12/08/2014	Vickie E. Hewitt	O'Brien Resources, LLC
Henderson	2015‐00001745	2015‐00001745	12/09/2014	Timmie J. Coleman	O'Brien Resources, LLC
Henderson	2015‐00004946	2015‐00004946	01/26/2015	Henderson‐Elmcrest Trust by Lauren	O'Brien Resources, LLC
Butler, Trustee
Henderson	2015‐00000815	2015‐00000815	08/19/2014	Shawn West Webb	O'Brien Resources, LLC
Henderson	2015‐00000813	2015‐00000813	08/19/2014	Waverly West Burford aka Waverly	O'Brien Resources, LLC
West, aka Ann Waverly West; AIF
Stephanie Shawn West. Deceased
Henderson	2015‐00000811	2015‐00000811	08/19/2014	Wynne West Anderson	O'Brien Resources, LLC
Henderson	2015‐00000820	2015‐00000820	08/19/2014	The Catherine Coleman Murchison Ex	O'Brien Resources, LLC
Tr, George Bedell Trustee

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2015‐00000819	2015‐00000819	08/19/2014	The Mark V West Testamentary Tr	O'Brien Resources, LLC
c/o Texas Bank & Tr Company
Henderson	2015‐00000817	2015‐00000817	08/19/2014	Shelly West Bowman	O'Brien Resources, LLC
Henderson	2015‐00003843	2015‐00003843	02/06/2015	Tommy Lynn Jernigan	O'Brien Resources, LLC
Henderson	2015‐00004942	2015‐00004942	03/18/2015	Chad Arlen Gilbert	O'Brien Resources, LLC
Henderson	2015‐00006851	2015‐00006851	04/01/2015	Eddith G. Reynolds Trust	O'Brien Resources, LLC
Henderson	2015‐00006849	2015‐00006849	03/25/2015	Carroll Springs United Meth Church	O'Brien Resources, LLC
c/o Wayne Mitchell
Henderson	2015‐00004941	2015‐00004941	02/16/2015	Neill Oil, LLC by Virginia B. Price, Mgr	O'Brien Resources, LLC
Henderson	2012‐00008729	2012‐00008729	03/01/2012	Terry Glenn Laymance	CenTex Oil & Gas, Inc.
Henderson	2015‐00006847	2015‐00006847	03/31/2015	Owen Oil & Gas Properties, LLC	O'Brien Resources, LLC
Henderson	2015‐00006856	2015‐00006856	04/02/2015	Karleen Neill Raper	O'Brien Resources, LLC
Henderson	2015‐00006862	2015‐00006862	04/14/2015	Neill Oil, LLC by Virginia B. Price,	O'Brien Resources, LLC
Manager
Henderson	2015‐00006861	2015‐00006861	04/14/2015	RVS Minerals, LLC by Margaret Alice	O'Brien Resources, LLC
McDaniel, Manager
Henderson	2015‐00000827	2015‐00000827	09/10/2014	Patricia Ann Bragg	O'Brien Resources, LLC
Henderson	2015‐00000809	2015‐00000809	09/11/2014	The R. E. and P. D. Dwelle Living Trust	O'Brien Resources, LLC
Daniel A. Dwelle Successor Trustee
Henderson	2015‐00000808	2015‐00000808	09/11/2014	Betty Sue Dwelle Waters	O'Brien Resources, LLC
Henderson	2015‐00000828	2015‐00000828	09/16/2014	Leona Earl May	O'Brien Resources, LLC
Henderson	2015‐00000791	2015‐00000791	09/11/2014	Jeanne Dwelle Waters by Lindsley	O'Brien Resources, LLC
Waters III, AIF
Henderson	2015‐00006865	2015‐00006865	04/23/2015	James Strowd	O'Brien Resources, LLC
Henderson	2015‐00006864	2015‐00006864	04/15/2015	George Couch	O'Brien Resources, LLC
Henderson	2015‐00005482	2015‐00005482	04/20/2015	Unknown Heirs of W. H. Baker by	O'Brien Resources, LLC
RIchard Sanders Receiver
Henderson	2015‐00005483	2015‐00005483	04/20/2015	Unknown Heirs of Ola Mae Starkey	O'Brien Resources, LLC
Coleman et al by Richard Sanders
Receiver CV 15‐0033‐173
Henderson	2015‐00006839	2015‐00006839	04/02/2015	Walter R. Neill	O'Brien Resources, LLC
Henderson	2015‐00009916	2015‐00009916	05/15/2015	Ruby Elaine Everett	O'Brien Resources, LLC
Henderson	2015‐00009914	2015‐00009914	04/02/2015	Elizabeth W. Neill	O'Brien Resources, LLC
Henderson	2015‐00009904	2015‐00009904	04/15/2015	Trudy Fay Hawkins	O'Brien Resources, LLC
Henderson	2015‐00009906	2015‐00009906	04/27/2015	Troy V. Smith	O'Brien Resources, LLC
Henderson	2474‐520	201505262	05/28/2015	William Luther Kale by AIF Elena Kale	O'Brien Resources, LLC
Glasscock
Henderson	2015‐00009900	2015‐00009900	05/15/2015	Kevin Lee Everett	O'Brien Resources, LLC
Henderson	2015‐00009888	2015‐00009888	07/02/2015	Levi Clakley	O'Brien Resources, LLC
Henderson	2015‐00009889	2015‐00009889	07/21/2014	Carolyn Goldston	O'Brien Resources, LLC
Henderson	2474‐516	201505261	05/28/2015	Elena Kale Glasscock	O'Brien Resources, LLC
Henderson	2015‐00014556	2015‐00014556	05/21/2015	Goldston Oil Corporation as Nominee	O'Brien Resources, LLC
for Susan Mayfield, 1997, Marital Tr;
Jack H. Mayfield, III; Walter G.
Mayfield; Walter G. Mayfield; Lydia
Mayfield Abbott 1999 Trust; Iris
Goldston Trust for Nancy Zoe
Goldston; and Zoe Goldston Herpin,
Individually
Henderson	2015‐00009909	2015‐00009909	05/28/2015	Southwest Mineral Group, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00012654	2015‐00012654	05/19/2015	Mary E. Grisso Trust No. 1 by Harry J.	O'Brien Resources, LLC
Schafer III, Trustee
Henderson	2015‐00009907	2015‐00009907	03/18/2015	William Adcock	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2015‐00013129	2015‐00013129	07/23/2015	Edwin Cox Jr. Trust No. 12 by William	O'Brien Resources, LLC
Henderson	2015‐00013093	2015‐00013093	07/20/2015	L. Graham Trustee Kimberly Sinclair	O'Brien Resources, LLC
Henderson	2015‐00013095	2015‐00013095	05/15/2015	Aaron Lee Everett	O'Brien Resources, LLC
Henderson	2015‐00013097	2015‐00013097	07/28/2015	Pine Ridge Ranch, LLC; William Barrett	O'Brien Resources, LLC
Henderson	2015‐00013094	2015‐00013094	08/05/2015	Travis Director Mike Woodchek	O'Brien Resources, LLC
Henderson	2015‐00013739	2015‐00013739	08/31/2015	Gold Struck Investments, L.P. Wells	O'Brien Resources, LLC
Henderson	2015‐00013738	2015‐00013738	08/31/2015	Fargo N.A. Agent Megan Goldston Family Trust IMA,	O'Brien Resources, LLC
Henderson	2015‐00013737	2015‐00013737	08/31/2015	Wells Fargo Bank N.A. Agent Bill Goldston Family Trust IMA, Wells	O'Brien Resources, LLC
Henderson	2015‐00013741	2015‐00013741	07/02/2015	Fargo Bank, N.A., Agent Bradley Lee Clakley	O'Brien Resources, LLC
Henderson	2015‐00013100	2015‐00013100	07/02/2015	Dempsey Lee Clakley	O'Brien Resources, LLC
Henderson	2015‐00015105	2015‐00015105	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00015101	2015‐00015101	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00015100	2015‐00015100	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00015102	2015‐00015102	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00015106	2015‐00015106	08/27/2015	John W. Murchison Oil & Gas, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00015109	2015‐00015109	08/27/2015	Laura M. Woodall and Meredith	O'Brien Resources, LLC
Henderson	2015‐00015108	2015‐00015108	08/27/2015	Mallory, III Blair P. Woodall and Laura Mallory	O'Brien Resources, LLC
Henderson	2015‐00015107	2015‐00015107	08/27/2015	Woodall and Laura M. Woodall Tr of the Meredith Mallory III Management Trust John W. Murchison Oil & Gas, Ltd.	O'Brien Resources, LLC
Henderson	2015‐00015117	2015‐00015117	08/27/2015	MI4 Minerals, Ltd	O'Brien Resources, LLC
Henderson	2015‐00015112	2015‐00015112	08/27/2015	MI4 Minerals, Ltd	O'Brien Resources, LLC
Henderson	2015‐00015110	2015‐00015110	08/27/2015	MI4 Minerals, Ltd	O'Brien Resources, LLC
Henderson	2015‐00015111	2015‐00015111	08/27/2015	MI4 Minerals, Ltd	O'Brien Resources, LLC
Henderson	2015‐00015118	2015‐00015118	08/27/2015	MI4 Minerals, Ltd	O'Brien Resources, LLC
Henderson	2015‐00015119	2015‐00015119	08/27/2015	MI4 Minerals, Ltd	O'Brien Resources, LLC
Henderson	2015‐00013742	2015‐00013742	09/22/2015	Kenneth Earl Watkins	O'Brien Resources, LLC
Henderson	2015‐00015049	2015‐00015049	09/23/2015	PEC Minerals, LP	O'Brien Resources, LLC
Henderson	2015‐00015666	2015‐00015666	09/03/2015	Joe Miller Holloway	O'Brien Resources, LLC
Henderson	2015‐00015667	2015‐00015667	09/03/2015	Wynelle Holloway	O'Brien Resources, LLC
Henderson	2015‐00001905	2015‐00001905	02/09/2015	Richard Sanders, Receiver Cause #2014B‐1181 Heirs of Charles Mills etal	O'Brien Resources, LLC
Henderson	2015‐00003844	2015‐00003844	09/25/2014	Ernest C. Bryant III	O'Brien Resources, LLC
Henderson	2015‐00015052	2015‐00015052	09/23/2015	PEC Minerals, LP	O'Brien Resources, LLC
Henderson	2015‐00015048	2015‐00015048	09/23/2015	PEC Minerals, LP	O'Brien Resources, LLC
Henderson	2015‐00015050	2015‐00015050	09/23/2015	PEC Minerals, LP	O'Brien Resources, LLC
Henderson	2015‐00015053	2015‐00015053	09/23/2015	PEC Minerals, LP	O'Brien Resources, LLC
Henderson	2015‐00000842	2015‐00000842	08/15/2014	Jeffrey W. Eaton	O'Brien Resources, LLC
Henderson	2015‐00000834	2015‐00000834	08/15/2014	Richard H. Eaton	O'Brien Resources, LLC
Henderson	2015‐00000836	2015‐00000836	08/15/2014	Robert W. Percival	O'Brien Resources, LLC
Henderson	2015‐00015675	2015‐00015675	10/29/2015	Brenda Turbyfill	O'Brien Resources, LLC
Henderson	2015‐00015676	2015‐00015676	10/29/2015	Mary Priscilla Jenkins Meador	O'Brien Resources, LLC
Henderson	2015‐00015677	2015‐00015677	10/20/2015	Jerry Braddock, Jr.	O'Brien Resources, LLC
Henderson	2016‐00000588	2016‐00000588	10/29/2015	Randy Jenkins	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2016‐00000596	2016‐00000596	10/20/2015	Kerry T. Hurt	O'Brien Resources, LLC
Henderson	2016‐00000590	2016‐00000590	11/02/2015	Cheryl Blackwell‐Rhea fka Cheryl Ann	O'Brien Resources, LLC
Jenkins Randy Jenkins
Henderson	2016‐00000600	2016‐00000600	11/02/2015	Julia Jenkins	O'Brien Resources, LLC
Henderson	2016‐00000591	2016‐00000591	11/02/2015	Sarah Jenkins	O'Brien Resources, LLC
Henderson	2016‐00000592	2016‐00000592	11/02/2015	Linda Ovino (Carson)	O'Brien Resources, LLC
Henderson	2016‐00000594	2016‐00000594	11/02/2015	Julianna Bowling fka Julianna Jenkins	O'Brien Resources, LLC
Henderson	2016‐00001919	2016‐00001919	12/08/2015	Mark H. Cohen	O'Brien Resources, LLC
Henderson	2016‐00001916	2016‐00001916	11/27/2015	Stephen Dollar	O'Brien Resources, LLC
Henderson	2016‐00001917	2016‐00001917	12/08/2015	Benjamin Aaron Cohen	O'Brien Resources, LLC
Henderson	2016‐00001918	2016‐00001918	09/05/2015	Amanda Beth (Cohen)Godwin	O'Brien Resources, LLC
Henderson	2016‐00001922	2016‐00001922	11/30/2015	Michael George Watkins	O'Brien Resources, LLC
Henderson	2016‐00003594	2016‐00003594	01/14/2016	Douglas Jay Crow	O'Brien Resources, LLC
Henderson	2016‐00003596	2016‐00003596	01/21/2016	Sandra J. Pontes	O'Brien Resources, LLC
Henderson	2016‐00003595	2016‐00003595	01/22/2016	Stanley Max Everett‐	O'Brien Resources, LLC
Henderson	2016‐00003608	2016‐00003608	01/26/2016	Susan G. Till	O'Brien Resources, LLC
Henderson	2015‐00000844	2015‐00000844	07/15/2014	Dorothy Holzworth	O'Brien Resources, LLC
Henderson	2015‐00000864	2015‐00000864	07/15/2014	Sandra Lee Davis	O'Brien Resources, LLC
Henderson	2015‐00000850	2015‐00000850	07/15/2014	James Sweatt	O'Brien Resources, LLC
Henderson	2015‐00000884	2015‐00000884	07/15/2014	Michael Lynn Easterwood	O'Brien Resources, LLC
Henderson	2015‐00000857	2015‐00000857	07/17/2014	Robert Gray et u9thx	O'Brien Resources, LLC
Henderson	2015‐00000858	2015‐00000858	07/15/2014	Donna Jean Colley	O'Brien Resources, LLC
Henderson	2015‐00000874	2015‐00000874	07/24/2014	Norman Joseph Colley, Ind. & as Atty‐	O'Brien Resources, LLC
in‐Fact for Charlotte V. Bennett, FKA
Charlotte V. Colley
Henderson	2016‐00003613	2016‐00003613	01/26/2016	Robert Coleman	O'Brien Resources, LLC
Henderson	2016‐00003591	2016‐00003591	10/16/2015	King Oil & Gas of Texas, Ltd.	O'Brien Resources, LLC
Henderson	2016‐00003611	2016‐00003611	01/26/2016	Charlotte Arnold	O'Brien Resources, LLC
Henderson	2016‐00003610	2016‐00003610	01/26/2016	Bettye Lelane Harvill Newberry	O'Brien Resources, LLC
Henderson	2016‐00005132	2016‐00005132	02/01/2016	Troy M. Price	O'Brien Resources, LLC
Henderson	2016‐00005128	2016‐00005128	02/02/2016	Amanda Beth (Cohen)Godwin	O'Brien Resources, LLC
Henderson	2016‐00005129	2016‐00005129	02/09/2016	Mary Coleman Nestor	O'Brien Resources, LLC
Henderson	2016‐00003045	2016‐00003045	02/23/2016	Malcolm Lee Watson Sr.	O'Brien Resources, LLC
Henderson	2016‐00006217	2016‐00006217	01/26/2016	Jean Lynette Harvill	O'Brien Resources, LLC
Henderson	2016‐00006268	2016‐00006268	01/22/2016	Joye M. Bond	O'Brien Resources, LLC
Henderson	2016‐00006220	2016‐00001173	01/26/2016	James Linwood Harvill, Jr.	O'Brien Resources, LLC
Henderson	2016‐00006265	2016‐00006265	02/03/2016	Carolyn Garvin Berry	O'Brien Resources, LLC
Henderson	2016‐00007423	2016‐00007423	04/01/2016	Jewell Ramirez	O'Brien Resources, LLC
Henderson	2016‐00007416	2016‐00007416	04/01/2016	Billy James Hooker	O'Brien Resources, LLC
Henderson	2016‐00006226	2016‐00006226	02/01/2016	Lacey Nicole Terry	O'Brien Resources, LLC
Henderson	2016‐00006231	2016‐00006231‐	03/24/2016	Harvill Lester Lambright and Patricia A.	O'Brien Resources, LLC
Lambright
Henderson	2016‐00006230	2016‐00006230	03/29/2016	Wesley Richmon and Jodi Richmon	O'Brien Resources, LLC
Henderson	2016‐00007424	2016‐00007424	04/01/2016	Purvis Wayne Hooker	O'Brien Resources, LLC
Henderson	2016‐00006212	2016‐00006212	04/04/2016	John Wulf	O'Brien Resources, LLC
Henderson	2016‐00006213	2016‐00006213	04/21/2016	Elaine Cox Cole Warren	O'Brien Resources, LLC
Henderson	2016‐00006214	2016‐00006214	03/31/2016	Jerry Wayne Rogers and Wanda Beth	O'Brien Resources, LLC
Rogers
Henderson	2016‐00007434	2016‐00007434	11/02/2015	Joshua Earl Jenkins	O'Brien Resources, LLC
Henderson	2016‐00007428	2016‐00007428	04/12/2016	Debbie Jenkins	O'Brien Resources, LLC
Henderson	2016‐00007427	2016‐00007427	04/12/2016	Leland Lambright	O'Brien Resources, LLC
Henderson	2016‐00007426	2016‐00007426	04/12/2016	Tommie Michael Lambright	O'Brien Resources, LLC
Henderson	2016‐00007425	2016‐00007425	04/12/2016	Anita Robinson	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2016‐00007430	2016‐00007430	04/04/2016	Karin Wulf Cates	O'Brien Resources, LLC
Henderson	2016‐00007429	2016‐00007429	04/04/2016	Janet Wulf Martinez	O'Brien Resources, LLC
Henderson	2015‐00000798	2015‐00000798	10/07/2014	John L. Powers and Debra	O'Brien Resources, LLC
Henderson	2016‐00006211	2016‐00006211	04/06/2016	VWP Jr Inc by Victor W. Pryor, Jr.,	O'Brien Resources, LLC
Henderson	2016‐00012753	2016‐00012753	05/18/2016	Trustee Southwest Mineral Group by: George	O'Brien Resources, LLC
Henderson	2016‐00007422	2016‐00007422	05/16/2016	Henderson III, Manager Rentier, Inc. by Shirley Pogue,	O'Brien Resources, LLC
Henderson	2016‐00007420	2016‐00007420	05/23/2016	President Michael E. Hurt	O'Brien Resources, LLC
Henderson	2016‐00007419	2016‐00007419	05/19/2016	Billy Gene Fisher	O'Brien Resources, LLC
Henderson	2016‐00008879	2016‐00008879	06/06/2016	W. C. "Chip" Perryman III	O'Brien Resources, LLC
Henderson	2016‐00008876	2016‐00008876	05/29/2016	Premier LM LP	O'Brien Resources, LLC
Henderson	2017‐00001394	2017‐00001394	05/29/2016	Premier LM II, LP	O'Brien Resources, LLC
Henderson	2016‐00008867	2016‐00008867	05/19/2016	Brenda Fisher Wheeler	O'Brien Resources, LLC
Henderson	2016‐00008868	2016‐00008868	05/19/2016	Jan Lancaster Stanton	O'Brien Resources, LLC
Henderson	2016‐00008871	2016‐00008871	03/28/2016	Patricia T. McGuffey	O'Brien Resources, LLC
Henderson	2016‐00008865	2016‐00008865	05/25/2016	James W. Hurt	O'Brien Resources, LLC
Henderson	2016‐00012778	2016‐00012778	04/04/2016	Robert Wulf (now deceased)	O'Brien Resources, LLC
Henderson	2016‐00007436	2016‐00007436	01/26/2016	Bettye F. Mackie	O'Brien Resources, LLC
Henderson	2016‐00012510	2016‐00012510	05/16/2016	Kelly Milan Trahan and Scott Trahan	O'Brien Resources, LLC
Henderson	2016‐00016268	2016‐00016268	03/29/2016	Annabelle McGuffey Dixon	O'Brien Resources, LLC
Henderson	2016‐00016270	2016‐00016270	09/14/2016	Vickie Elaine Cooper aka Vickie Bullard	O'Brien Resources, LLC
Henderson	2016‐00016271	2016‐00016271	09/14/2016	Brenda Joyce Nikel	O'Brien Resources, LLC
Henderson	2016‐00016273	2016‐00016273	09/14/2016	Laura Dianne Slate	O'Brien Resources, LLC
Henderson	2016‐00016274	2016‐00016274	05/19/2016	Ruth Anne Homan	O'Brien Resources, LLC
Henderson	2016‐00016276	2016‐00016276	09/14/2016	Weldon Darwin Cooper	O'Brien Resources, LLC
Henderson	2017‐00001398	2017‐00001398	08/31/2016	David R. Soulsby	O'Brien Resources, LLC
Henderson	2017‐00001407	2017‐00001407	08/31/2016	Susan A. Soulsby	O'Brien Resources, LLC
Henderson	2017‐00001395	2017‐00001395	09/14/2016	*Mary Cox	O'Brien Resources, LLC
Henderson	2017‐00010907	2017‐00010907	09/13/2016	Ronald L. Williams	O'Brien Resources, LLC
Henderson	2016‐00001275	2016‐00001275	01/18/2017	Sonja Lewis Simon	O'Brien Resorces, LLC
Henderson	2017‐00001399	2017‐00001399	05/19/2016	Rayford Fisher	O'Brien Resources, LLC
Henderson	2017‐00001405	2017‐00001405	11/09/2016	Dana G. Mitchell	O'Brien Resources, LLC
Henderson	2017‐00001400	2017‐00001400	10/18/2016	Dana G. Mitchell	O'Brien Resources, LLC
Henderson	2017‐00004157	2017‐00004157	12/14/2016	Ronald Mark Hill	O'Brien Resources, LLC
Henderson	2017‐00004153	2017‐00004153	12/14/2016	Jackie Dwight Hill	O'Brien Resources, LLC
Henderson	2017‐00004152	2017‐00004152	12/14/2016	Diane Hill Duncan	O'Brien Resources, LLC
Henderson	2015‐00000829	2015‐00000829	09/02/2014	Margaret Alice McDaniel	O'Brien Resources, LLC
Henderson	2015‐00000849	2015‐00000849	08/06/2014	Owen Oil & Gas Properties, LLC	O'Brien Resources, LLC
Henderson	2017‐00004154	2017‐00004154	12/08/2016	Janet Davis FKA Janet Jenkins	O'Brien Resources, LLC
Henderson	2017‐00004147	2017‐00004147	12/13/2016	Glen Parker	O'Brien Resources, LLC
Henderson	2017‐00004166	2017‐00004166	12/27/2016	Harold Gene Royle	O' Brien Resources, LLC
Henderson	2017‐00004165	2017‐00004165	12/27/2016	Tommy Franklin Royle	O' Brien Resources, LLC
Henderson	2015‐00013843	2015‐00013843	09/23/2015	Richard Sanders, Receivership	O'Brien Resources, LLC
Henderson	2017‐00004146	2017‐00004146	11/30/2016	Cause # CV15‐0318‐3 Krista Baldwin	O'Brien Resources, LLC
Henderson	2017‐00004171	2017‐00004171	02/02/2017	Luther Wade Sides	O'Brien Resources, LLC
Henderson	2015‐00003648	2015‐00003648	03/10/2015	Petra Zeigermann	McCutchin Genpar, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2017‐00003358	2017‐00003358	09/06/2016	Patch Energy, LLC; Candlewood	O'Brien Resources, LLC
Henderson	2017‐00004172	2017‐00004172	02/15/2017	Resources, LLC; Preston Patry Brenda Joyce Nikel	O'Brien Resources, LLC
Henderson	2017‐00004174	2017‐00004174	02/15/2017	Laura Dianne Slate	O'Brien Resources, LLC
Henderson	2017‐00004175	2017‐00004175	02/15/2017	Vickie Elaine Cooper	O'Brien Resources, LLC
Henderson	2017‐00004176	2017‐00004176	02/15/2017	Weldon Darwin Cooper	O'Brien Resources, LLC
Henderson	2017‐00003283	2017‐00003283	03/01/2017	Gary M. Reeves and wife, Dana M.	O'Brien Resources, LLC
Henderson	201‐700017564	2017‐00017564	07/27/2017	Reeves Windsor Interests, Ltd.	O'Brien Resources, LLC
Henderson	2017‐00017556	2017‐00017556	07/27/2017	Windsor Interests, Ltd.	O'Brien Resources, LLC
Henderson Henderson	2016‐00000413 2015‐0016263	2016‐00000413 2015‐0016263	01/12/2016 11/30/2015	John Youngblood, Receiver Cause No. CV15‐0485‐392, I.H. Lambright & Unknown Heirs et al John Youngblood, Receiver Cause No.	O'Brien Resources, LLC O'Brien Resources, LLC
Henderson	2010‐00014050	2010‐00014050	04/01/2010	DCCV15‐0322‐392, E.A. Cummings & Unknown Heirs et al Donna J. Abernathy	Perryman Exploration
Henderson	2010‐00005386	2010‐00005386	04/01/2010	David Abernathy	Partners, LLC Perryman Exploration
Henderson	2010‐00014501	2010‐00014501	04/01/2010	Herbert Abernathy (Deceased)	Partners, LLC Perryman Exploration
Henderson	2012‐00014015	2012‐00014015	05/31/2012	Charles Leonard Adams	Partners, LLC Beaufort Operating, LLC
Henderson	2886‐304	2008‐00010467	06/25/2008	Daisy Till Akin (dec'd)	Beaufort Operating, LLC
Henderson	2357‐0582	201305668	11/11/2012	Ella Marie Albers	Beaufort Operating, LLC
Henderson Henderson	2012‐00014044 2012‐00014073	2012‐00014044 2012‐00014073	08/23/2012 08/06/2012	Harold Randolph Bailey, Individually and as Executor of the Estate of Ruth Cotton Whiddon, Dec'd Richard T. Bailey	Beaufort Operating, LLC Beaufort Operating, LLC
(Staria J. Bailey)
Henderson	2012‐00014092	2012‐00014092	08/23/2012	William Randolph Bailey	Beaufort Operating, LLC
Henderson	2013‐0003828	2013‐0003828	02/23/2005	Joan Marie Batson Bandsuch	Eiche, Mapes and Company,
Henderson	2627‐0195	0003829	02/23/2005	Travis V. Batson, Jr.	Inc. Eiche, Mapes and Company,
Henderson	2015‐00003847	2015‐00003847	02/25/2015	Brook Baugh	Inc. O'Brien Resources, LLC
Henderson	2886‐299	2008‐00010462	06/23/2008	David Wayne Bolt	Perryman Exploration
Henderson	2013‐00012958	2013‐00012958	09/13/2012	Ernest C. Bryant, III	Partners, LLC Beaufort Operating, LLC
Henderson	2869‐094	006889	11/12/2007	Don Bullock and wife, Shirley Bullock	Perryman Exploration
Henderson	2010‐00007590	2010‐00007590	05/10/2010	Daniel Wilson Bywaters and wife,	Partners, LLC Perryman Acquisitions
Henderson	2012‐00014062	2012‐00014062	06/11/2012	Leslie Dale Bywaters Mary Cameron, Heir of Loraine Carlson	2010, LLC Beaufort Operating, LLC
Henderson	2010‐00005384	2010‐00005384	04/01/2010	Sigler Johns E. Clark	Perryman Exploration
Henderson	2012‐00014096	2012‐00014096	08/23/2012	Cathy Cole	Partners, LLC Beaufort Operating, LLC
Henderson	2012‐00014095	2012‐00014095	08/23/2012	Pat Cole	Beaufort Operating, LLC
Henderson	2012‐00014100	2012‐00014100	07/06/2012	Clay Cotton, Jr.	Beaufort Operating, LLC
Henderson	2013‐00012954	2013‐00012954	10/02/2012	Bernetta Curtis	Beaufort Operating, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2894‐772	2008‐00012354	07/01/2008	*W. G. Darsey, III	Perryman Exploration
Partners, LLC
Henderson	2012‐00014068	2012‐00014068	08/22/2012	Charles Davis, Jr.	Beaufort Operating, LLC
Henderson	2012‐00014067	2012‐00014067	08/22/2012	Kenneth D. Davis	Beaufort Operating, LLC
Henderson	2013‐00012952	2013‐00012952	10/02/2012	Betty Demarest	Beaufort Operating, LLC
Henderson	2010‐00005385	2010‐00005385	04/01/2010	Dereck G. Dodson	Perryman Exploration
Partners, LLC
Henderson	2012‐00014019	2012‐00014019	08/07/2012	Damon Douglas Trustee	Beaufort Operating, LLC
Henderson	2012‐00014088	2012‐00014088	08/23/2012	June Dreyer	Beaufort Operating, LLC
Henderson	2011‐00000911	2011‐00000911	01/01/2011	Easter Seals of Greater North Texas	Perryman Acquisitions
2010, LLC
Henderson	2012‐00014051	2012‐00014051	08/20/2012	Virginia Ewald	Beaufort Operating, LLC
Henderson	2012‐00014093	2012‐00014093	08/23/2012	Hardy England	Beaufort Operating, LLC
Henderson	2357‐0589	201305671	11/11/2012	Jeanna L. France	Beaufort Operating, LLC
Henderson	2944‐539	002753	10/08/2007	Stephen K. Friedrich and wife, Doree	Perryman Exploration
				Friedrich	Partners, LLC
Henderson	2012‐00014020	2012‐00014020	09/21/2012	Brock Gibson	Beaufort Operating, LLC
Henderson	2012‐00014064	2012‐00014064	10/15/2012	David Gibson	Beaufort Operating, LLC
Henderson	2469‐292	0018591	06/23/2004	Lowell Giles	Eiche, Mapes and Company,
Inc.
Henderson	2010‐00007589	2010‐00007589	09/12/2008	Gayle Hanna	Perryman Exploration
Partners, LLC
Henderson	2012‐00014074	2012‐00014074	04/30/2012	Robert Bryan Hash Family 2006 GST	Beaufort Operating, LLC
Exempt Trust
Henderson	2012‐00014072	2012‐00014072	04/30/2012	Steven Vincent Hash Family 2006 GST	Beaufort Operating, LLC
Exempt Trust
Henderson	2012‐00014022	2012‐00014022	05/08/2012	James Albert Hemminger	Beaufort Operating, LLC
Henderson	2012‐00014091	2012‐00014091	08/23/2012	Ruth Ann Hendrick	Beaufort Operating, LLC
Henderson	2012‐00014061	2012‐00014061	06/26/2012	Johanna Hermanson	Beaufort Operating, LLC
Henderson	2012‐00014023	2012‐00014023	08/08/2012	Becky S. Jenkins Hill	Beaufort Operating, LLC
Henderson	2422‐0513	201407109	11/14/2012	Joleene Kale Hutchens	Beaufort Operating, LLC
Henderson	2012‐00014024	2012‐00014024	05/08/2012	Annie Jenkins	Beaufort Operating, LLC
Henderson	2012‐00014024	2012‐00014024	09/21/2012	Billy Ralph (Bill) Jenkins	Beaufort Operating, LLC
Henderson	2012‐00014034	2012‐00014034	09/20/2012	Charles Ashley Jenkins	Beaufort Operating, LLC
Henderson	2012‐00014035	2012‐00014035	09/19/2012	Elfreida Jenkins, Trustee of the J.R. and	Beaufort Operating, LLC
E.R. Jenkins Living Trust
Henderson	2012‐00014038	2012‐00014038	09/19/2012	Harry Albert Jenkins	Beaufort Operating, LLC
Henderson	2014‐00009003	2014‐00009003	09/25/2012	Jason H. Jenkins	Beaufort Operating, LLC
Henderson	2014‐00009744	2014‐00009744	09/20/2012	Ottis Ray Jenkins	Beaufort Operating, LLC
Henderson	2012‐00014039	2012‐00014039	08/08/2012	Reagan E. Jenkins, Jr.	Beaufort Operating, LLC
Henderson	2012‐00014037	2012‐00014037	09/19/2012	Wyley Herbert Jenkins	Beaufort Operating, LLC
Henderson	2015‐00006836	2015‐00006836	03/19/2015	Debra Jordan	O'Brien Resources, LLC
Henderson	2875‐629	008264	05/08/2008	Kathryn Louella Tipton Kelly (dec'd)	Perryman Exploration
Partners, LLC
Henderson	2894‐766	12348	06/14/2008	Kathryn Louella Tipton Kelly (dec'd)	Perryman Exploration
Partners, LLC
Henderson	2903‐191	014157	08/20/2008	Aline Lambright (Deceased) Life Estate	Perryman Exploration
Partners, LLC
Henderson	2903‐195	014161	08/20/2008	Bradley Lambright	Perryman Exploration
Partners, LLC
Henderson	2469‐280	0018587	07/06/2004	Debbie Lambright	Eiche, Mapes and Company,
Inc.

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson Henderson	2903‐196 2469‐283	014162 0018588	08/20/2008 06/25/2004	Lenell Lambright and Bradlely S. Lambright Leslie Lambright	Perryman Exploration Partners, LLC Eiche, Mapes and Company,
Henderson	2012‐00014025	2012‐00014025	05/08/2012	Lucille M. Jenkins Latronica (dec'd)	Inc. Beaufort Operating, LLC
Henderson	2010‐00014049	2010‐00014049	04/01/2010	Floy E. Little (now deceased)	Perryman Exploration
Henderson	2015‐00006846	2015‐00006846	02/19/2015	Ronald Lewis McElroy	Partners, LLC O'Brien Resources, LLC
Henderson	2012‐00014071	2012‐00014071	06/08/2012	David McNair	Beaufort Operating, LLC
Henderson	2938‐520	001482	12/03/2008	Patricia Miller	Perryman Exploration
Henderson	2012‐00014043	2012‐00014043	08/08/2012	Sterling Miller	Partners, LLC Beaufort Operating, LLC
Henderson	2013‐00012948	2013‐00012948	08/17/2012	Roy D. Mills and wife, Kandy Mills	Beaufort Operating, LLC
Henderson	2016‐00012768	2016‐00012768	07/03/2016	Dana Mitchell	O'Brien Resources, LLC
Henderson	2012‐00014060	2012‐00014060	06/26/2012	Suzanne Murphy	Beaufort Operating, LLC
Henderson	2010‐00005382	2010‐00005382	04/01/2010	Sherrie Negrete	Perryman Exploration
Henderson	2012‐00014057	2012‐00014057	08/08/2012	Elizabeth W. Neill	Partners, LLC Beaufort Operating, LLC
Henderson	2013‐00012955	2013‐00012955	06/06/2012	Neill Oil, LLC	Beaufort Operating, LLC
Henderson	2012‐00014040	2012‐00014040	08/08/2012	Walter R. Neill, Jr.	Beaufort Operating, LLC
Henderson	2012‐00014099	2012‐00014099	07/31/2012	Owen Oil & Gas Properties, LLC	Beaufort Operating, LLC
Henderson	2012‐00014041	2012‐00014041	08/08/2012	Marianne Parish	Beaufort Operating, LLC
Henderson	2012‐00014042	2012‐00014042	08/08/2012	Carol Maude Perkins	Beaufort Operating, LLC
Henderson	2012‐00014026	2012‐00014026	08/08/2012	Sherill Jan Jenkins Poff	Beaufort Operating, LLC
Henderson	2012‐00014027	2012‐00014027	08/08/2012	Roy E. Pulis and wife, Carolyn S. Pulis	Beaufort Operating, LLC
Henderson	2012‐00014063	2012‐00014063	08/08/2012	Karleen Neill Raper	Beaufort Operating, LLC
Henderson Henderson	2012‐00014103 2012‐00014089	2012‐00014103 2012‐00014089	07/19/2012 08/23/2012	Eddith G. Reynolds Trust Childrens Medical Center Dallas; William C. Herndon, Trustee Milly Schaer	Beaufort Operating, LLC Beaufort Operating, LLC
Henderson	2905‐437	014704	08/25/2008	Allen Schmitt and Julie Sue Hanna	Beaufort Operating, LLC
Henderson	2011‐00000912	2011‐00000912	09/10/2008	Schmitt Julia Schmitt, Executrix of Malda	Beaufort Operating, LLC
Henderson	2014‐00009004	2014‐00009004	09/26/2012	Hanna, Dec'd Julie Jenkins Shaw	Beaufort Operating, LLC
Henderson	2010‐00003378	2010‐00003378	02/10/2010	Donna Gail Shelby	Perryman Exploration
Henderson	2012‐00014029	2012‐00014029	08/09/2012	Elise Eilenberger Smith	Partners, LLC Beaufort Operating, LLC
Henderson	2012‐00014030	2012‐00014030	08/28/2012	Ralph V. St. John	Beaufort Operating, LLC
Henderson	2012‐00014036	2012‐00014036	10/02/2012	Marilyn Hemminger Talley	Beaufort Operating, LLC
Henderson	2466‐490	201503876	11/05/2012	Dorothy Kale Terry	Beaufort Operating, LLC
Henderson	2012‐00014059	2012‐00014059	06/26/2012	Robert Tidgren	Beaufort Operating, LLC
Henderson	2012‐00014058	2012‐00014058	06/26/2012	Carl Tidgren	Beaufort Operating, LLC
Henderson	2886‐300	10463	06/23/2008	Shelia Marie Thornton	Perryman Exploration
Henderson	2012‐00014014	2012‐00014014	10/04/2012	Jimmie L. Till, AIF Randall Till,	Partners, LLC Beaufort Operating, LLC
Henderson	2013‐00012953	2013‐00012953	10/02/2012	Deceased Elizabeth Everett Troyer	Beaufort Operating, LLC
Henderson	2014‐00009002	2014‐00009002	09/26/2012	Jennifer Allison Jenkins Turner	Beaufort Operating, LLC
Henderson	2010‐00005383	2010‐00005383	04/01/2010	Jackie Watson	Perryman Exploration
Henderson	2012‐00014094	2012‐00014094	08/23/2012	Sharon England Weinbeg	Partners, LLC Beaufort Operating, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Henderson	2012‐00014032	2012‐00014032	05/24/2012	The Mark V West Testamentary Tr	Beaufort Operating, LLC
Henderson	2015‐00006854	2015‐00006854	03/19/2015	c/o Texas Bank & Tr Company Rebecca D. Westbrook	O'Brien Resources, LLC
Henderson	2012‐00014090	2012‐00014090	08/23/2012	Thomas Eugene Whiddon	Beaufort Operating, LLC
Henderson	2012‐00014070	2012‐00014070	08/06/2012	Judee Bailey Williams (Deceased)	Beaufort Operating, LLC
Henderson	2012‐00014052	2012‐00014052	08/08/2012	Norma Williams	Beaufort Operating, LLC
Henderson	2894‐773	012355	07/01/2008	Betty Darsey Woods	Perryman Exploration
Henderson	2010‐00003379	2010‐00003379	02/15/2010	Brenda Brown Daugherty	Partners, LLC Perryman Exploration
Henderson	2012‐00014047	2012‐00014047	09/07/2012	Mary Jean Turner	Partners, LLC Beaufort Operating, LLC
Henderson	2012‐00014048	2012‐00014048	09/07/2012	Paulette Flannery	Beaufort Operating, LLC
Henderson Henderson	2012‐00014050 2012‐00014045	2012‐00014050 2012‐00014045	09/07/2012 09/07/2012	Johanna Flannery Denson, Ind. & as Exec. of the Estate of Clara Malinda Flannery Clara West (dec'd)	Beaufort Operating, LLC Beaufort Operating, LLC
Henderson	2012‐00014049	2012‐00014049	09/07/2012	Malinda F. Arrant	Beaufort Operating, LLC
Henderson	2015‐00010670	2015‐00010670	11/16/2014	John Lingo Schoellkopf, Alan C.	O'Brien Resources, LLC
Anderson	2464‐0456	201503527	04/01/2015	Schoellkopf, Wilson Schoellkopf, Jr. Clara LaRoe Edwards	O'Brien Resources, LLC
Anderson	2464‐0444	201503525	04/01/2015	Dan M. LaRoe, Jr.	O'Brien Resources, LLC
Anderson	2464‐0496	201503533	04/01/2015	Joel Miller Herrington	O'Brien Resources, LLC
Anderson	2464‐0463	201503528	04/01/2015	Mary Lois Lacy	O'Brien Resources, LLC
Anderson	2464‐0475	201503530	04/01/2015	Melissa Dawn Herrington Thomas	O'Brien Resources, LLC
Anderson	2464‐0489	201503532	04/01/2015	Roy Allen Herrington, III	O'Brien Resources, LLC
Anderson	2464‐0482	201503531	04/01/2015	Roy Allen Herrington, Jr., Individually	O'Brien Resources, LLC
Anderson	2476‐321	201505556	07/07/2015	and as Life Tenant of Life Estate John Buck Scarborough	O'Brien Resources, LLC
Anderson	2476‐0317	201505555	07/07/2015	Ezem G. Scarborough	O'Brien Resources, LLC
Anderson	2373‐0032		08/08/2013	Rose Washington	PETRO‐LAND GROUP, INC.
Anderson	2537‐185	201606459	09/15/2016	Alan W. Mims	O'Brien Resources, LLC
Anderson Anderson	2537‐189 2537‐177	201606460 201606457	09/15/2016 09/15/2016	Tony Mims, aka Anthony G. Mims, Dealing in his sole and separate property Angela K. Hart, Dealing in her sole and	O'Brien Resources, LLC O'Brien Resources, LLC
Anderson	2537‐0175	201606456	09/26/2016	separate property Timothy E. West, and wife Juanima	O'Brien Resources, LLC
Anderson	2537‐0167	201606454	09/26/2016	West, aka Charlotte J. West Charlotte J. West aka Juanima West	O'Brien Resources, LLC
Anderson	2537‐171	201606455	09/27/2016	Daniel Monroe Matthews, Dealing in	O'Brien Resources, LLC
Anderson	2537‐195	201606462	09/15/2016	his sole and separate property Tina M. Moore, dealing in her sole and	O'Brien Resources, LLC
Anderson	2537‐181	201606458	09/26/2016	separate property LaMerle Boyd	O'Brien Resources, LLC
Anderson	2551‐0281	201700594	10/17/2016	Gerald W. Lasater	O'Brien Resources, LLC
Anderson	2551‐0294	201700600	10/14/2016	Jeff Stringfield	O'Brien Resources, LLC
Anderson	2537‐0164	201606453	09/26/2016	Edwina W. Huddleston fka Edwina	O'Brien Resources, LLC
Anderson	2551‐0283	201700595	10/17/2016	Matthews Wall Robbie Mims aka Robert Mims, dealing	O'Brien Resources, LLC
				in his sole and separate property

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2443‐0365	201411060	11/22/2014	Nan Hubert Tiller, a/k/a Nan Hubert	TRI‐C RESOURCES, LLC
				Daugherty
Anderson	2443‐0375	201411064	11/25/2014	Patsy Jean Williams	TRI‐C RESOURCES, LLC
Anderson	2443‐0377	201411065	11/25/2014	Wanda L. Sanders	TRI‐C RESOURCES, LLC
Anderson	2447‐0735	201500206	11/25/2014	Dolores Walls Lambright, Deceased	TRI‐C RESOURCES, LLC
Anderson	2450‐0113	201500606	12/16/2014	Maxine Coleman Walls	TRI‐C RESOURCES, LLC
Anderson	2450‐0114	201500607	12/17/2014	Sharon Lee Walls Rightmer	TRI‐C RESOURCES, LLC
Anderson	2450‐0115	201500608	12/17/2014	Becky Rayne Walls a/k/a Becky Walls	TRI‐C RESOURCES, LLC
				Kittleman
Anderson	2450‐0116	201500609	12/17/2014	Dewey Ray Walls, Jr.	TRI‐C RESOURCES, LLC
Anderson	2530‐0696	201605394	07/20/2016	Lucinda Hanks Presley	O'Brien Resources, LLC
Anderson	2530‐0698	201605396	07/20/2016	Jackson Hanks	O'Brien Resources, LLC
Anderson	2530‐0697	201605395	07/20/2016	The C.W. Hanks Jr. Childrens Trust, by	O'Brien Resources, LLC
				Jackson R. Hanks, Trustee
Anderson	2556‐0391	201701477	01/20/2017	Clifford E. Bomer	O'Brien Resources, LLC
Anderson	2537‐0161	201606452	09/26/2016	Bobby A. Huddleston and Edwina W.	O'Brien Resources, LLC
				Huddleston, Trustees for the B.A. &
				E.W. Huddleston Living Trust, dated
				July 26, 2012
Anderson	2393‐0384	201400838	12/05/2013	Kathryn Quinn Reid	PETRO‐LAND GROUP, INC.
Anderson	2393‐0386	201400839	12/05/2013	Carol Quinn Culp	PETRO‐LAND GROUP, INC.
Anderson	2393‐0388	201400840	12/05/2013	Scott Finlay Sommer	PETRO‐LAND GROUP, INC.
Anderson	2551‐0292	201700599	10/14/2016	Jason Stringfield	O'Brien Resources, LLC
Anderson	2551‐0290	201700598	10/14/2016	David Stringfield	O'Brien Resources, LLC
Anderson	2399‐0505	201402226	01/03/2014	Beverly Grace Skelton	PETRO‐LAND GROUP, INC.
Anderson	2393‐0407	201400855	01/03/2014	Lana C. Caperton	PETRO‐LAND GROUP, INC.
Anderson	2399‐0501	201402222	01/03/2014	Quinclyn L. Roland	PETRO‐LAND GROUP, INC.
Anderson	2393‐0420	201400863	01/03/2014	Winfred E. Adams	PETRO‐LAND GROUP, INC.
Anderson	2399‐0572	201402272	01/06/2014	Harold Eugene Hughes, Jr.	PETRO‐LAND GROUP, INC.
Anderson	2399‐0564	201402267	01/06/2014	Malcolm Adams Hughes	PETRO‐LAND GROUP, INC.
Anderson	2399‐0565	201402268	01/06/2014	Mark Winfred Hughes	PETRO‐LAND GROUP, INC.
Anderson	2393‐0415	201400860	01/06/2014	Randy Leroy Adams	PETRO‐LAND GROUP, INC.
Anderson	2399‐0521	201402237	01/06/2014	Thomas William Hughes	PETRO‐LAND GROUP, INC.
Anderson	2399‐0545	201402252	01/08/2014	Johney Lee Williams	PETRO‐LAND GROUP, INC.
Anderson	2399‐0499	201402220	01/15/2014	Edgar Murphy Douglas	PETRO‐LAND GROUP, INC.
Anderson	2399‐0548	201402255	02/06/2014	Sandra Grace Sursa	PETRO‐LAND GROUP, INC.
Anderson	2403‐0454	201403061	02/07/2014	Petroleum Unlimited Family Limited	PETRO‐LAND GROUP, INC.
				Partnership
Anderson	2576‐0335	201704948	04/14/2017	Nelda Joyce Spence	O'Brien Resources, LLC
Anderson	2576‐0343	201704950	04/07/2017	Rose Washington	O'Brien Resources, LLC
Anderson	2576‐0339	201704949	04/14/2017	Lola W. Magee	O'Brien Resources, LLC
Anderson	2576‐0321	201704944	04/14/2017	Charles R. Grasty	O'Brien Resources, LLC
Anderson	2576‐0317	201704943	04/19/2017	Frieda Elliott Osborne	O'Brien Resources, LLC
Anderson	2576‐0309	201704941	04/19/2017	Cynthia Davis Wright	O'Brien Resources, LLC
Anderson	2576‐0325	201704945	04/14/2017	George W. Vannoy	O'Brien Resources, LLC
Anderson	2576‐0313	201704942	04/14/2017	Carol A. Harrison	O'Brien Resources, LLC
Anderson	2576‐0301	201704939	04/14/2017	Patti Lynn Means	O'Brien Resources, LLC
Anderson	2576‐0305	201704940	04/19/2017	James G. Thomas	O'Brien Resources, LLC
Anderson	2576‐0288	2017‐04936	04/14/2017	Gary D. Thomas	O'Brien Resources, LLC
Anderson	2576‐0280	201704934	04/14/2017	Homer A. Vannoy	O'Brien Resources, LLC
Anderson	2576‐0263	201704930	04/14/2017	James Larry Thomas	O'Brien Resources, LLC
Anderson	2576‐0293	201704937	04/19/2017	Jenni Davis Bridges	O'Brien Resources, LLC
Anderson	2576‐0297	201704938	04/14/2017	Sharon Sue Givens	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2576‐0244	201704925	04/19/2017	Charles C. Thomas	O'Brien Resources, LLC
Anderson	2576‐0248	201704926	04/14/2017	Doris N. Vannoy	O'Brien Resources, LLC
Anderson	2576‐0255	201704928	04/14/2017	Roy Lee Vannoy	O'Brien Resources, LLC
Anderson	2576‐0212	201704917	04/14/2017	Judy Willhite Elliff	O'Brien Resources, LLC
Anderson	2576‐0216	201704918	04/14/2017	Clayton L. Grasty	O'Brien Resources, LLC
Anderson	2576‐0220	201704919	04/14/2017	Leon A. Willhite	O'Brien Resources, LLC
Anderson	2576‐0228	201704921	04/05/2017	Mary Alice Adamson	O'Brien Resources, LLC
Anderson	2576‐0224	201704920	04/14/2017	William Lee Bishop, Sr.	O'Brien Resources, LLC
Anderson	2424‐0415	201407476	07/24/2014	Jackie Dwight Hill	TRI‐C RESOURCES, LLC
Anderson	2424‐0418	201407477	07/24/2014	Ronald Mark Hill	TRI‐C RESOURCES, LLC
Anderson	2424‐0421	201407478	07/24/2014	Diane Hill Duncan	TRI‐C RESOURCES, LLC
Anderson	2576‐0184	201704909	06/20/2017	Jamie Pettiette Rhone	O'Brien Resources, LLC
Anderson	2576‐0347	201704951	04/19/2017	Robbie L. Davis, Jr.	O'Brien Resources, LLC
Anderson	2587‐0411	201707056	06/23/2017	Kerrie Lynn Laza	O'Brien Resources, LLC
Anderson	2587‐0409	201707055	06/23/2017	Lesley Ann Jennings	O'Brien Resources, LLC
Anderson	2576‐0181	201704908	06/29/2017	Nan Beth Johnson McReynolds	O'Brien Resources, LLC
Anderson	2577‐0268	201705135	06/29/2017	Michael James Johnson	O'Brien Resources, LLC
Anderson	2576‐0178	201704907	06/29/2017	David L. Johnson	O'Brien Resources, LLC
Anderson			04/19/2017	Dorothy Conard Newsom	O'Brien Resources, LLC
Anderson	2587‐0408	201707054	06/23/2017	Randal Douglas Honeycutt	O'Brien Resources, LLC
Anderson	2578‐0512	201705411	06/29/2017	Felesha Ann Howell	O'Brien Resources, LLC
Anderson	2578‐0509	201705410	07/19/2017	Stephen Paul Johnson	O'Brien Resources, LLC
Anderson	257‐0506	201705409	07/25/2017	Donn W. Conard	O'Brien Resources, LLC
Anderson	2584‐0559	201706533	04/19/2017	Lecil Conard Johnson	O'Brien Resources, LLC
Anderson	2584‐0555	201706532	06/01/2017	Jayme Payne	O'Brien Resources, LLC
Anderson	2584‐0552	201706531	06/16/2017	Linda Cormack	O'Brien Resources, LLC
Anderson	2578‐0503	201705408	07/27/2017	Nancy M. Bryant	O'Brien Resources, LLC
Anderson	2583‐0030	201706277	04/19/2017	Shirley Ann Summerall	O'Brien Resources, LLC
Anderson	2579‐0859	201705665	07/25/2017	Annie E. Isabell	O'Brien Resources, LLC
Anderson	2579‐0862	201705666	07/25/2017	Donald Ray Thomas	O'Brien Resources, LLC
Anderson	2579‐0856	201705664	07/25/2017	David G. Thomas	O'Brien Resources, LLC
Anderson	2579‐0865	201705667	06/29/2017	Hal Johnson	O'Brien Resources, LLC
Anderson	2579‐0868	201705668	08/04/2017	James Roger Myers	O'Brien Resources, LLC
Anderson	2583‐0026	201706276	06/01/2017	Kady Payne	O'Brien Resources, LLC
Anderson	2447‐0742	201500213	11/03/2014	Kathryn T. Cathey	TRI‐C RESOURCES, LLC
Anderson	2588‐0337	201707228	07/27/2017	Joe R. Taylor and wife, Evelyn Taylor	O'Brien Resources, LLC
Anderson	2456‐0132	201501923	12/11/2014	Carla Dee Borders	TRI‐C RESOURCES, LLC
Anderson	2450‐0094	201500593	12/01/2014	Anadarko E&P Onshore LLC	TRI‐C RESOURCES, LLC
Anderson	2393‐0364	201400821	11/26/2013	Sandra Marie Cone Cole, aka Sandra	PETRO‐LAND GROUP, INC.
				Marie Cone
Anderson	2422‐0001	201406908	06/28/2014	Thomas Mark Cooper a/k/a T. Mark	PETRO‐LAND GROUP, INC.
				Cooper and Barbara Cooper
Anderson	2359‐0219	201306057	11/09/2012	Elizabeth Jean Henry Cosper	PETRO‐LAND GROUP, INC.
Anderson	2475‐0190	201505373	03/19/2015	The Episcopal Theological Seminary of	TRI‐C RESOURCES, LLC
				the Southwest
Anderson	2429‐0159	201408435	07/09/2014	Carol Fitzgerald	TRI‐C RESOURCES, LLC
Anderson	2359‐0394	201306156	11/12/2012	Darrell R. Henry	PETRO‐LAND GROUP, INC.
Anderson	2359‐0359	201306157	11/09/2012	David Lee Henry	PETRO‐LAND GROUP, INC.
Anderson	2489‐0701	201507893	09/30/2015	David Lee Henry	TRI‐C RESOURCES, LLC
Anderson	2359‐0400	201306160	11/09/2012	Grady A. Henry	PETRO‐LAND GROUP, INC.
Anderson	2359‐0402	201306161	11/12/2012	James Larry Henry	PETRO‐LAND GROUP, INC.
Anderson	2359‐0403	201306162	11/09/2012	Joseph Dwayne Henry	PETRO‐LAND GROUP, INC.
Anderson	2359‐0404	201306163	11/12/2012	Mary Patricia Henry	PETRO‐LAND GROUP, INC.

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2359‐0405	201306164	11/09/2012	Michael Heath Henry	PETRO‐LAND GROUP, INC.
Anderson	2393‐0399	201400849	12/09/2013	Curtis Louise Hoehn Lancer	PETRO‐LAND GROUP, INC.
Anderson	2393‐0374	201400829	11/26/2013	Laurin M. Linson	PETRO‐LAND GROUP, INC.
Anderson	2447‐0761	201500227	12/16/2014	Mary Ann Cathey O'Neill, a/k/a Mary	TRI‐C RESOURCES, LLC
				Ann O'Neill
Anderson	2412‐0181	201404910	12/09/2013	Mary Charlotte Hoehn Payne	PETRO‐LAND GROUP, INC.
Anderson	2329‐0126	201300239	11/29/2012	Dwight L. Phifer	Northwest Oil & Gas
					Exploration, LLC
Anderson	2422‐0448	201407081	06/25/2014	Roger G. Schloo	PETRO‐LAND GROUP, INC.
Anderson	2440‐0363	201410492	08/15/2014	Joycelyn Kay Shearin	TRI‐C RESOURCES, LLC
Anderson	2399‐0551	201402257	01/21/2014	Annette Verner Sherman	PETRO‐LAND GROUP, INC.
Anderson	2360‐0220	201306455	11/13/2012	Nelda Jean Smith, fka Nelda Jean	PETRO‐LAND GROUP, INC.
				Hussey
Anderson	2360‐0239	201306466	12/12/2012	Kay Henry Steel	PETRO‐LAND GROUP, INC.
Anderson	2473‐0211	201505042	03/19/2015	The Bishop Quinn Foundation	TRI‐C RESOURCES, LLC
Anderson	2270‐0055	201106458	03/21/2011	John C. Cain, dealing herein with his	O'Brien Resources, LLC
				sole and separate property
Anderson	2270‐036	2011‐06453	03/23/2011	Jerald Lambright and wife Ruth	O'Brien Resources, LLC
				Lambright
Anderson	2270‐060	2011‐06459	03/29/2011	Nolan A. Phillips	O'Brien Resources, LLC
Anderson	2270‐0039	201106454	04/07/2011	Bettye F. Mackie	O'Brien Resources, LLC
Anderson	2270‐0039	201106454	04/07/2011	Bettye F. Mackie	O'Brien Resources, LLC
Anderson	2270‐0043	201106455	04/20/2011	Cary S. Cowart et ux	O'Brien Resources, LLC
Anderson	2270‐0064	201106460	04/15/2011	Charmaine Denius McGill	O'Brien Resources, LLC
Anderson	2270‐081	201106464	04/13/2011	Susan A. Soulsby	O'Brien Resources, LLC
Anderson	2270‐088	201106465	04/13/2011	David R. Soulsby	O'Brien Resources, LLC
Anderson	2270‐069	201106461	06/13/2011	Dewey Pierce	O'Brien Resources, LLC
Anderson	2270‐073	201106462	07/01/2011	Buford R. Hayes et ux	O'Brien Resources, LLC
Anderson	2270‐077	201106463	07/01/2011	Don E. Gordon et ux	O'Brien Resources, LLC
Anderson	2291‐755	201202469	04/15/2011	Frank Wofford Denius	O'Brien Resources, LLC
Anderson	2314‐0079	201206303	08/02/2012	Carol Hall Wood, Indiv and as Ind	O'Brien Resources, LLC
				Executrix and Trustee u/w/o Billy Gene
				Wood, Deceased
Anderson	2314‐0079	201206303	08/02/2012	Carol Hall Wood, Indiv and as Ind	O'Brien Resources, LLC
				Executrix and Trustee u/w/o Billy Gene
				Wood, Deceased
Anderson	2314‐0063	201206298	08/14/2012	Diane Dickson	O'Brien Resources, LLC
Anderson	2272‐002	201106820	08/10/2011	Charles P. Lewis	Energia Tejas, LLC
Anderson	2271‐797	201106816	08/04/2011	Ira Jene Jackson	Energia Tejas, LLC
Anderson	2271‐0800	201106818	08/04/2011	*J.D. Black	Energia Tejas, LLC
Anderson	2518‐479	201603378	04/28/2016	James C. Hanks, Jr.	O'Brien Resources, LLC
Anderson	2518‐487	201603380	04/27/2016	Kenneth V. Malone as trustee of Mark	O'Brien Resources, LLC
				Ray Malone Living Trust
Anderson	2272‐005	201106822	03/30/2011	Lloyd E. Hanks et ux Barbara	Energia Tejas, LLC
Anderson	2011‐00010887	2011‐0001087	04/25/2011	Marlene Kay Hardy a/k/a Merlene Kay	O'Brien Resources, LLC
				Common
Anderson	2518‐467	201603375	05/04/2016	Paula Barnes	O'Brien Resources, LLC
Anderson	2515‐670	201602901	04/22/2016	Ronald Dale Matney	O'Brien Resources, LLC
Anderson	2271‐0799	201106817	04/11/2011	Sonja Hanks‐Rigsby	Energia Tejas, LLC
Anderson	2272‐0001	201106819	08/10/2011	Sonja Lewis Simon	Energia Tejas, LLC
Anderson	2518‐475	201603377	03/31/2016	Timothy D. Eyssen	O'Brien Resources, LLC
Anderson	2318‐562	201207121	09/14/2012	Ben & Patsy Ruth Johnson Revocable	O'Brien Resources, LLC
				Trust

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2318‐559	201207120	09/07/2012	Elizabeth Gardner	O'Brien Resources, LLC
Anderson	2318‐556	201207119	09/06/2012	Joe B. Gardner	O'Brien Resources, LLC
Anderson	2318‐564	2012 07123	09/18/2012	*Suzanne Corneilus Krause	O'Brien Resources, LLC
Anderson	2318‐563	2012 07122	09/21/2012	E. E. Cornelius, III	O'Brien Resources, LLC
Anderson	2324‐476	201208194	10/03/2012	Flora Dell Price, Dorothy McGee AIF	O'Brien Resources, LLC
Anderson	2332‐491	201300841	11/06/2012	Linda Hurtado	O'Brien Resources, LLC
Anderson	2330‐774	201300510	11/07/2012	Amy Parrish Wischnewsky	O'Brien Resources, LLC
Anderson	2574‐0655	201704621	02/16/2017	Kenneth North and Lydia J. North	O'Brien Resources, LLC
Anderson	2377‐534	201310156	11/07/2012	Stephanie Parrish	O'Brien Resources, LLC
Anderson	2337‐728	201301874	11/06/2012	Joy Anderson	O'Brien Resources, LLC
Anderson	2377‐509	201310150	03/04/2013	Rena S. Hemphill Bennett	O'Brien Resources, LLC
Anderson	2383‐584	201311493	07/01/2013	Peggy Kirkland, Ind. & as AIF for	O'Brien Resources, LLC
Anderson	2389‐507	201312750	10/24/2013	Norma Dell Lambright Hillhouse et al Dorothy Brooks Steele	O'Brien Resources, LLC
Anderson	2377‐526	201310154	08/05/2013	Betty Darsey Woods	O'Brien Resources, LLC
Anderson	2377‐526	201310154	08/05/2013	Betty Darsey Woods	O'Brien Resources, LLC
Anderson	2377‐530	201310155	08/05/2013	*W. G. Darsey, III	O'Brien Resources, LLC
Anderson	2383‐608	201311499	09/12/2013	Dolores A. Haytar	O'Brien Resources, LLC
Anderson	2383‐600	201311497	09/12/2013	Karen Sue Kale	O'Brien Resources, LLC
Anderson	2383‐604	201311498	09/12/2013	Sheila K. Marshall	O'Brien Resources, LLC
Anderson	2389‐499	201312748	11/07/2013	Libby Craft	O'Brien Resources, LLC
Anderson	2377‐517	201310152	07/11/2013	Hugh R. Craft	O'Brien Resources, LLC
Anderson	2383‐592	201311495	10/15/2013	Richard H. Eaton	O'Brien Resources, LLC
Anderson	2383‐596	201311496	10/15/2013	Robert W. Percival	O'Brien Resources, LLC
Anderson	2383‐574	201311490	10/15/2013	Gleith James Mann	O'Brien Resources, LLC
Anderson	2383‐578	201311491	10/15/2013	Nathan Leslie James	O'Brien Resources, LLC
Anderson	2383‐566	201311488	10/15/2013	Jeffrey W. Eaton	O'Brien Resources, LLC
Anderson	2383‐583	201311492	10/25/2013	Terry M. Thorn	O'Brien Resources, LLC
Anderson	2383‐570	201311489	10/24/2013	Earl Debbs Hillhouse	O'Brien Resources, LLC
Anderson	2383‐565	201311487	10/25/2013	James N Parsons III	O'Brien Resources, LLC
Anderson	2383‐588	201311494	10/24/2013	Peggy Hillhouse Kirkland	O'Brien Resources, LLC
Anderson	2389‐503	201312749	11/05/2013	Jean Brooks AIF for Martha Brooks	O'Brien Resources, LLC
Anderson	2383‐557	201311485	10/15/2013	Adams Herschbach Petroleum Company, Ltd.	O'Brien Resources, LLC
Anderson	2389‐495	201312747	11/07/2013	David Anglin	O'Brien Resources, LLC
Anderson	2389‐511	201312751	11/22/2013	Southwest Mineral Group, Ltd.	O'Brien Resources, LLC
Anderson	2389‐618	201312773	11/12/2013	Herschbach Living Trust and	O'Brien Resources, LLC
Anderson	2417‐0300	201405943	12/31/2013	Riverwood Energy, LLC Timothy Lunceford	O'Brien Resources, LLC
Anderson	2396‐225	201401508	01/09/2014	Estate of T. L. Huddleston by H. T.	O'Brien Resources, LLC
Anderson	2396‐0200	201401501	01/17/2014	Hyde, Jr. Trustee Jack P. Rahm, Trustee of the Jack P.	O'Brien Resources, LLC
Anderson	2396‐0217	201401506	01/16/2014	Rahm Revocable Trust Karen Hunnicutt	O'Brien Resources, LLC
Anderson	2396‐0203	201401502	01/17/2014	Rentier Inc. by Randall Pogue	O'Brien Resources, LLC
Anderson	2396‐0205	201401503	01/03/2014	President Glenn Riley Brooks	O'Brien Resources, LLC
Anderson	2396‐221	201401507	01/14/2014	VWP Jr, Inc., by Victor W. Pryor, Jr.,	O'Brien Resources, LLC
Anderson	2396‐221	201401507	01/14/2014	President VWP Jr, Inc., by Victor W. Pryor, Jr.,	O'Brien Resources, LLC
				President

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2396‐0209	201401504	01/16/2014	Estate of Buck J. Wynne, Jr. by Nancy	O'Brien Resources, LLC
Anderson	2466‐485	201503875	01/16/2014	Ann Chandler Executrix Oscar Bruce Chamberlain	O'Brien Resources, LLC
Anderson	2396‐213	201401505	01/16/2014	Holly Chamberlain aka Holly Casey	O'Brien Resources, LLC
Anderson	2502‐449	201600814	03/03/2014	*N. D. Bingham II	O'Brien Resources, LLC
Anderson	2417‐303	201405944	02/11/2014	Ann C. Maroe	O'Brien Resources, LLC
Anderson	2417‐307	201405945	02/03/2014	Betty Darsey Woods	O'Brien Resources, LLC
Anderson	2417‐311	2014 05946	02/07/2014	*W. G. Darsey, III	O'Brien Resources, LLC
Anderson	2417‐292	201405941	03/06/2014	Denise Scott Trautz	O'Brien Resources, LLC
Anderson	2417‐296	201405942	02/14/2014	Diane Scott Jovanovich	O'Brien Resources, LLC
Anderson	2417‐315	201405947	03/26/2014	Adele Monning	O'Brien Resources, LLC
Anderson	2417‐320	201405948	01/03/2014	Walter C. Windsor	O'Brien Resources, LLC
Anderson	2434‐733	201409482	08/11/2014	Donald O. Bennett	O'Brien Resources, LLC
Anderson	2434‐729	201409481	08/20/2014	Jerry Ann Henderson	O'Brien Resources, LLC
Anderson	2434‐725	201409480	08/20/2014	Molly Henderson Boyd	O'Brien Resources, LLC
Anderson	2434‐721	201409479	08/20/2014	William D. Henderson	O'Brien Resources, LLC
Anderson	2434‐734	201409483	08/20/2014	J. E. & L. E. Mabee Foundation by	O'Brien Resources, LLC
Anderson	2439‐387	201410310	09/03/2014	Raymond L. Tullius Jr. Vice Chairman Leigh L. Williams	O'Brien Resources, LLC
Anderson	2439‐457	201410324	08/19/2014	Wynne West Anderson	O'Brien Resources, LLC
Anderson	2439‐459	201410326	08/19/2014	Waverly West. Deceased	O'Brien Resources, LLC
Anderson	2439‐458	201410325	08/19/2014	The Catherine Coleman Murchison Ex	O'Brien Resources, LLC
Anderson	2439‐460	201410327	08/19/2014	Tr The Mark V West Testamentary Tr	O'Brien Resources, LLC
Anderson	2439‐461	201410328	08/19/2014	c/o Texas Bank & Tr Company Shelly West Bowman	O'Brien Resources, LLC
Anderson	2434‐717	201409478	08/18/2014	Larry C. Henderson	O'Brien Resources, LLC
Anderson	2439‐456	201410323	08/19/2014	Stephanie Shawn West Webb, AKA known as Shawn West Webb	O'Brien Resources, LLC
Anderson	2434‐738	201409484	09/03/2014	Maggie Nell Youngblood	O'Brien Resources, LLC
Anderson	2439‐453	201410322	09/03/2014	Sharon L. Pugh	O'Brien Resources, LLC
Anderson	2445‐765	201411518	08/21/2014	J.T. & D.A. Robertson Living Tr	O'Brien Resources, LLC
Anderson	2439‐462	201410329	10/01/2014	M.M.M. & S., Ltd.	O'Brien Resources, LLC
Anderson	2442‐771	201411521	11/04/2014	Storey Brothers Investments, LLC by	O'Brien Resources, LLC
Anderson	2453‐636	201501423	11/04/2014	Harry Storey as President Nell Oden Jackson	O'Brien Resources, LLC
Anderson Anderson	2453‐634 2453‐641	201501422 201501426	11/04/2014 11/25/2014	The Estate of Ray Doss Peeler,Jr., Deceased by Bryan Peeler, Ind Executor E. B. Larue, Jr.	O'Brien Resources, LLC O'Brien Resources, LLC
Anderson	2453‐0642	201501427	11/21/2014	R. Kirk Cobb c/o Robbins, Tapp Cobb &	O'Brien Resources, LLC
Anderson	2453‐639	201501425	11/04/2014	Assoc PLLC John Charles Storey	O'Brien Resources, LLC
Anderson	2453‐638	201501424	11/04/2014	Frances Elise Storey Lincoln	O'Brien Resources, LLC
Anderson	2453‐632	201501421	11/04/2014	Robert Gerald Storey III	O'Brien Resources, LLC
Anderson	2453‐0644	201501428	01/30/2015	Karla Nelson	O'Brien Resources, LLC
Anderson	2453‐0647	201501429	01/30/2015	Karen Belk	O'Brien Resources, LLC
Anderson	2466‐482	201503874	04/28/2015	Robert Clifford Louder	O'Brien Resources, LLC
Anderson	2474‐540	201505267	04/28/2015	Leonard Ray Louder	O'Brien Resources, LLC
Anderson	2466‐473	201503871	04/28/2015	Richard Louder	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2466‐476	201503872	05/08/2015	Linda Kay Morrison	O'Brien Resources, LLC
Anderson	2467‐735	201504141	04/28/2015	David Haywood	O'Brien Resources, LLC
Anderson	2474‐532	201505265	05/20/2015	Karen Kale	O'Brien Resources, LLC
Anderson	2474‐580	201505280	05/20/2015	Sheila K. Marshall	O'Brien Resources, LLC
Anderson	2474‐576	201505279	05/22/2015	Natalia A. Lamas	O'Brien Resources, LLC
Anderson	2474‐544	201505268	05/20/2015	Freda Sue Gallatin	O'Brien Resources, LLC
Anderson	2467‐734	201504140	05/15/2015	Katherine Wynne, Executrix Buck J.	O'Brien Resources, LLC
Anderson	2474‐520	201505262	05/28/2015	Wynne III Estate William Luther Kale by AIF Elena Kale	O'Brien Resources, LLC
Anderson	2474‐549	201505269	05/22/2015	Glasscock Cova E. Galloway Smither by Murray	O'Brien Resources, LLC
Anderson	2474‐516	201505261	05/28/2015	Smither as AIF Elena Kale Glasscock	O'Brien Resources, LLC
Anderson Anderson	2474‐552 2474‐572	201505270 201505278	06/29/2015 05/20/2015	Don S. Newby, Indiv. & as Ind. Executor of the Estate of Floye M. Newby, deceased Dolores A. Hayter	O'Brien Resources, LLC O'Brien Resources, LLC
Anderson	2474‐569	201505277	05/22/2015	Teresa Galloway Brown	O'Brien Resources, LLC
Anderson	2474‐527	201505264	05/20/2015	Beth C. Burton	O'Brien Resources, LLC
Anderson	2484‐258	201506893	07/15/2015	Bob J. Chronister aka Bobby Chronister	O'Brien Resources, LLC
Anderson	2484‐252	201506891	06/29/2015	Rick V. Newby	O'Brien Resources, LLC
Anderson	2484‐0262	201506895	07/15/2015	Coy Lee Kale, Jr.	O'Brien Resources, LLC
Anderson	2486‐122	201507258	06/29/2015	Michael D. Kale	O'Brien Resources, LLC
Anderson	2484‐260	201506894	07/15/2015	J. Todd Kale	O'Brien Resources, LLC
Anderson	2474‐536	201505266	05/20/2015	Mary Kathryn Kale Bolt	O'Brien Resources, LLC
Anderson	2484‐264	201506896	07/21/2015	Mary Kathryn Johnson	O'Brien Resources, LLC
Anderson	2484‐272	201506899	07/17/2015	Roger Dale Cross	O'Brien Resources, LLC
Anderson	2484‐267	201506897	05/20/2015	Terrell Lee Selcer	O'Brien Resources, LLC
Anderson	2484‐270	201506898	07/21/2015	Ashley Katherine Radford	O'Brien Resources, LLC
Anderson	2484‐285	201506905	07/17/2015	Charles R. Fagg	O'Brien Resources, LLC
Anderson Anderson	2484‐282 2491‐239	201506904 201508117	08/27/2015 09/30/2015	The Estate of Kathleen Mincey by Melinda Hartnett as Successor Dependent Administrator J&A Acquisitions, Inc. by James T.	O'Brien Resources, LLC O'Brien Resources, LLC
Anderson	2491‐246	201508119	09/30/2015	McCain III, Mgr LDF‐ETX, Inc. by: Lucas D. Freeman,	O'Brien Resources, LLC
Anderson	2491‐248	201508120	09/30/2015	Mgr Michael Ralph Jenkins, Jr.	O'Brien Resources, LLC
Anderson	2491‐257	29150123	09/30/2015	Arroyo Land & Minerals, LLC by: Bailey	O'Brien Resources, LLC
Anderson	2491‐0250	201508121	09/30/2015	Fender, Mgr Envision Land CO., LLC by: Charles C.	O'Brien Resources, LLC
Anderson	2389‐616	201312772	07/25/2013	McCain, Mgr. Windsor Interests, Ltd.	O'Brien Resources, LLC
Anderson	2491‐0410	201508156	10/05/2015	Charles Naubert	O'Brien Resources, LLC
Anderson	2491‐0435	201508162	10/05/2015	Christopher B. Naubert	O'Brien Resources, LLC
Anderson	2491‐0414	201508157	10/05/2015	Nancy Naubert	O'Brien Resources, LLC
Anderson	2491‐0406	201508155	10/05/2015	Cora Hanson	O'Brien Resources, LLC
Anderson	2491‐0439	201508163	10/05/2015	John Naubert	O'Brien Resources, LLC
Anderson	2499‐561	201600321	11/12/2015	Peter Wesley Williford	O'Brien Resources, LLC
Anderson	2499‐671	201600344	11/09/2015	Melba Ruth Davis	O'Brien Resources, LLC
Anderson	2499‐603	201600331	11/04/2015	Jon Eric Scudder	O'Brien Resources, LLC
Anderson	2499‐0716	201600357	11/18/2015	Jimmy Robert Bearden	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2499‐0720	201600358	11/09/2015	Carl C. Tidgren	O'Brien Resources, LLC
Anderson	2499‐555	201600319	11/09/2015	William Edward Rushing	O'Brien Resources, LLC
Anderson	2499‐552	201600318	11/09/2015	Betty Nell Curtis*	O'Brien Resources, LLC
Anderson	2499‐558	201600320	11/09/2015	Harold Lewis Rushing*	O'Brien Resources, LLC
Anderson	2499‐522	201500310	11/09/2015	James L. Rushing aka J. L. Rushing	O'Brien Resources, LLC
Anderson	2503‐201	201600939	12/01/2015	Final Talley, Ltd	O'Brien Resources, LLC
Anderson	2499‐749	201600366	11/24/2015	Stanley V. Prickett	O'Brien Resources, LLC
Anderson	2499‐697	201600352	11/19/2015	Michael S. Barrett	O'Brien Resources, LLC
Anderson	2499‐729	201600361	11/19/2015	Genevieve White Deatherage	O'Brien Resources, LLC
Anderson	2499‐723	201600359	11/24/2015	Larry A. Kale	O'Brien Resources, LLC
Anderson	2499‐680	201600347	11/24/2015	George E. Prickett	O'Brien Resources, LLC
Anderson	2499‐732	201600362	11/24/2015	Bobby Jim Stringer	O'Brien Resources, LLC
Anderson	2499‐735	201600363	11/19/2015	Dennis E. Marshall	O'Brien Resources, LLC
Anderson	2499‐726	201600360	11/24/2015	Donna S. Ledbetter	O'Brien Resources, LLC
Anderson	2499‐683	201600348	11/24/2015	Norman Wayne Stringer	O'Brien Resources, LLC
Anderson	2499‐686	201600349	12/03/2015	Ada Willene Ratliff	O'Brien Resources, LLC
Anderson	2503‐330	201600979	11/24/2015	Edwin J. Sheek, Jr.	O'Brien Resources, LLC
Anderson	2503‐0279	201600965	10/05/2015	Richard Naubert, Jr.	O'Brien Resources, LLC
Anderson	2503‐333	201600980	12/03/2015	Nellie Sue Webb	O'Brien Resources, LLC
Anderson	2503‐204	201600941	11/09/2015	Charles E. Rushing	O'Brien Resources, LLC
Anderson	2503‐228	201600949	12/03/2015	Glenda Winters Harkness	O'Brien Resources, LLC
Anderson	2506‐240	201601478	01/05/2016	Gary G. Holcomb, his separate property and Murray Holcomb, his separate property	O'Brien Resources, LLC
Anderson	2503‐257	201600958	12/03/2015	Dale Winters	O'Brien Resources, LLC
Anderson	2508‐259	201601805	12/11/2015	Tiffany Lynn Morris	O'Brien Resources, LLC
Anderson	2503‐263	201600960	12/03/2015	Karon Winters Smith	O'Brien Resources, LLC
Anderson	2503‐254	201600957	12/21/2015	Bruce S. Kale, III	O'Brien Resources, LLC
Anderson	2508‐270	201601808	01/12/2016	Lester Fred Henry	O'Brien Resources, LLC
Anderson	2508‐265	201601807	01/21/2016	Mackilee Bennett Martin	O'Brien Resources, LLC
Anderson	2508‐300	201601814	01/22/2016	Bill Berry	O'Brien Resources, LLC
Anderson	2515‐780	201602927	03/21/2016	Sidney Castleberry	O'Brien Resources, LLC
Anderson	2508‐295	201601813	01/29/2016	*Shirley Wade Thomas	O'Brien Resources, LLC
Anderson	2508‐305	201601815	01/20/2016	Myrna Beth Coffman	O'Brien Resources, LLC
Anderson	2508‐291	201601812	02/01/2016	Melva Jo Shinpaugh FKA Melva Jo	O'Brien Resources, LLC
Anderson	2508‐310	201601816	07/15/2015	Henderson Bettye June Chronister	O'Brien Resources, LLC
Anderson	2514‐777	201602741	02/03/2016	Virginia Ruth Sabatini	O'Brien Resources, LLC
Anderson	2508‐318	201601817	02/03/2016	James Robert Brummett	O'Brien Resources, LLC
Anderson	2515‐026	201602751	02/03/2016	Sam Henderson	O'Brien Resources, LLC
Anderson	2515‐0021	201602750	02/03/2016	Roy Ratheal	O'Brien Resources, LLC
Anderson	2514‐782	201602742	02/03/2016	Rita Powell	O'Brien Resources, LLC
Anderson	2515‐0006	201602747	02/03/2016	Richard Basinger	O'Brien Resources, LLC
Anderson	2515‐031	201602752	02/03/2016	Alan B. Cawthon	O'Brien Resources, LLC
Anderson	2515‐011	201602748	02/03/2016	Karen H. Lakey	O'Brien Resources, LLC
Anderson	2514‐792	201602744	01/12/2016	Joyce A. Easley Pell	O'Brien Resources, LLC
Anderson	2514‐797	201602745	02/03/2016	John Davidson Brummett	O'Brien Resources, LLC
Anderson	2522=675	201604029	05/23/2016	Barbara Tucker	O'Brien Resources, LLC
Anderson	2514‐787	201602743	02/03/2016	Dortha Berry	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2515‐001	201602746	02/03/2016	Donald Martin Henderson	O'Brien Resources, LLC
Anderson	2492‐0578	201508319	11/12/2015	Robert D. Johnston, Receiver Cause	O'Brien Resources, LLC
				No. DCCV15‐177‐87,Frances Kale
				Peterson & Unknown Heirs et al
Anderson	2492‐0572	201508318	11/06/2015	Robert D. Johnston, Receiver Cause	O'Brien Resources, LLC
				No. DCCV15‐177‐87,Frances Kale
				Peterson et al
Anderson	2502‐0043	201600726	11/06/2015	Robert D. Johnston Receiver for Cause	O'Brien Resources, LLC
				NO. DCCV15‐176‐3 Unknown Heirs of
				Berniece H. Hughes Walker et al
Anderson	2514‐770	201602739	12/11/2015	Kerby L. Kale	O'Brien Resources, LLC
Anderson	2514‐774	201602740	01/20/2016	Don Wayne Kale	O'Brien Resources, LLC
Anderson	2515‐036	201602753	01/22/2016	Melissa J. Bond Barenthsen	O'Brien Resources, LLC
Anderson	2515‐723	201602916	01/12/2016	Barbara Jean Wade Ratliff	O'Brien Resources, LLC
Anderson	2515‐750	201602921	02/03/2016	Barbara Bogart	O'Brien Resources, LLC
Anderson	2515‐734	201602918	02/05/2016	Erica Ann Steele Adams	O'Brien Resources, LLC
Anderson	2515‐729	201602917	01/29/2016	Lennie Susan Flippen	O'Brien Resources, LLC
Anderson	2515‐739	201602919	02/17/2016	Sandra Brown	O'Brien Resources, LLC
Anderson	2515‐755	201602922	02/17/2016	Ronald Allen Sikes, Jr.	O'Brien Resources, LLC
Anderson	2515‐770	201602925	02/03/2016	Hayden P. Mitchell	O'Brien Resources, LLC
Anderson	2515‐775	201602926	02/05/2016	Joan Ann Armstrong Glass	O'Brien Resources, LLC
Anderson	2513‐0168	201602445	07/01/2013	Peggy Kirkland, Earl Debbs Hillhouse,	O'Brien Resources, LLC
				and Deany Melton
Anderson	2529‐470	201605174	03/31/2016	Black Stone Minerals Company, LP	O'Brien Resources, LLC
Anderson	2515‐666	201602900	04/22/2016	Randal Glen Matney	O'Brien Resources, LLC
Anderson	2515‐016	201602749	02/03/2016	Orville Charles Easley, Jr.	O'Brien Resources, LLC
Anderson	2515‐683	201602905	04/28/2016	Kathy Link	O'Brien Resources, LLC
Anderson	2518‐406	201603359	01/14/2016	Ronnie Gene Crow	O'Brien Resources, LLC
Anderson	2518‐463	201603374	05/04/2016	Nedra Jean Skiles	O'Brien Resources, LLC
Anderson	2518‐471	201603376	04/06/2016	Debby Henderson	O'Brien Resources, LLC
Anderson	2515‐705	201602911	03/21/2016	Richard E. Swift II	O'Brien Resources, LLC
Anderson	2518‐498	201603383	05/03/2016	Nancy Ann Crecelius McCall	O'Brien Resources, LLC
Anderson	2518‐494	201603382	05/06/2016	Robert J. Tidgren	O'Brien Resources, LLC
Anderson	2518‐491	201603381	05/04/2016	Sharron Perez	O'Brien Resources, LLC
Anderson	2518‐521	201603390	05/03/2016	Leonard Keith Baker	O'Brien Resources, LLC
Anderson	2518‐502	201603384	04/28/2016	Katie Jeanette Price Pierce	O'Brien Resources, LLC
Anderson	2518‐511	201603387	04/28/2016	James Harland Price	O'Brien Resources, LLC
Anderson	2518‐514	201603388	04/28/2016	Charles L. Price	O'Brien Resources, LLC
Anderson	2518‐517	201603389	05/04/2016	Amanda DeShazo aka Amanda Grubbs	O'Brien Resources, LLC
Anderson	2518‐505	201603385	05/04/2016	Donna McEwen	O'Brien Resources, LLC
Anderson	2518‐416	201603361	05/06/2016	Tommy Everett	O'Brien Resources, LLC
Anderson	2518‐419	201603362	05/23/2016	James Harland Price	O'Brien Resources, LLC
Anderson	2518‐422	201603363	05/04/2016	Gary Wayne Crecelius	O'Brien Resources, LLC
Anderson	2518‐426	201603364	05/23/2016	Gary Wayne Crecelius	O'Brien Resources, LLC
Anderson	2518‐4302	201603365	05/23/2016	Debby L. Henderson	O'Brien Resources, LLC
Anderson	2518‐433	201603366	05/23/2016	Charles L. Price	O'Brien Resources, LLC
Anderson	2518‐436	201603367	05/23/2016	Brenda Nipper (Cole)	O'Brien Resources, LLC
Anderson	2518‐452	201603371	11/04/2015	Barbara Vick	O'Brien Resources, LLC
Anderson	2518‐445	201603369	05/04/2016	Barbara Tucker	O'Brien Resources, LLC
Anderson	2518‐412	201603360	05/23/2016	Tommy Everett	O'Brien Resources, LLC
Anderson	2518‐508	201603386	05/04/2016	Judy Harwick	O'Brien Resources, LLC
Anderson	2522‐718	201604042	05/06/2016	Mary Kathryn Pickle	O'Brien Resources, LLC
Anderson	2522‐683	201604032	05/23/2016	Judy Harwick	O'Brien Resources, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2522‐690	201604034	05/04/2016	Roy Eggleston	O'Brien Resources, LLC
Anderson	2522‐687	201604033	05/23/2016	Roy Eggleston	O'Brien Resources, LLC
Anderson	2522‐701	201604037	05/23/2016	Rhonda G. Garcia	O'Brien Resources, LLC
Anderson	2522‐705	201604038	05/04/2016	Rhonda G. Garcia	O'Brien Resources, LLC
Anderson	2522‐712	201604040	05/23/2016	Pamela Jane Shilling fka Stafford	O'Brien Resources, LLC
Anderson	2522‐697	s201604036	05/23/2016	Nancy Ann Crecelius McCall	O'Brien Resources, LLC
Anderson	2522‐693	201604035	05/23/2016	Kathy Link	O'Brien Resources, LLC
Anderson	2522‐678	201604030	05/20/2016	Premier LM III, LP	O'Brien Resources, LLC
Anderson	2522‐708	201604039	05/23/2016	Donna McEwen	O'Brien Resources, LLC
Anderson	2522‐676	201604027	05/04/2016	Jo Ann Meeks Delano aka Dean	O'Brien Resources, LLC
Anderson	2522‐671	201604028	05/23/2016	Jo Ann Meeks Delano aka Dean	O'Brien Resources, LLC
Anderson	2522‐680	201604031	05/23/2016	Wanda Stafford Monk	O'Brien Resources, LLC
Anderson	2530‐751	201605413	05/23/2016	Katie Jeanette Price Pierce	O'Brien Resources, LLC
Anderson	2530‐754	201605414	06/13/2016	Marshall D. Brown, Jr.	O'Brien Resources, LLC
Anderson	2530‐744	201605411	05/23/2016	Robert J. Tidgren	O'Brien Resources, LLC
Anderson	2530‐741	201605410	05/23/2016	Leonard Keith Baker	O'Brien Resources, LLC
Anderson	2530‐747	201605412	05/23/2016	Amanda DeShazo aka Amanda Grubbs	O'Brien Resources, LLC
Anderson	2530‐737	201605409	07/01/2016	Stephen T. Stafford	O'Brien Resources, LLC
Anderson	2530‐707	201605400	06/23/2016	Norma Smith	O'Brien Resources, LLC
Anderson	2530‐705	201605399	05/04/2016	Brenda Kay Pickle Nipper (Cole)	O'Brien Resources, LLC
Anderson	2530‐720	201605404	04/28/2016	Sherwin Hutchins	O'Brien Resources, LLC
Anderson	2530‐717	201605403	05/23/2016	Sharron Perez	O'Brien Resources, LLC
Anderson	2530‐713	201605402	07/18/2016	Margie Louder Ireton Griffin	O'Brien Resources, LLC
Anderson	2551‐0260	201700588	07/25/2016	S & L Energy Company, LLC	O'Brien Resources, LLC
Anderson	2539‐0494	201606792	07/26/2016	Peggy Allbright	O'Brien Resources, LLC
Anderson	2530‐707	201605400	06/23/2016	Betty Nix Aaron f/k/a Betty Cozette	O'Brien Resources, LLC
				Carroll
Anderson	2530‐730	2016‐05407	07/15/2016	Johnny E. Walker and Jo Walker	O'Brien Resources, LLC
Anderson	2016‐00007978	2016‐00007978	05/19/2016	Robert D. Johnston County Judge,	O'Brien Resources, LLC
				Anderson County,Texas acting in his
				capacity as Receiver for Mineral
				Interests appointed by the 369th
				Judicial Dictrict Court of Anderson
				County , TX in Cause No. DCCV16‐093‐
				369
Anderson	2539‐0512	201606797	08/23/2016	Karen E. Clark	O'Brien Resources, LLC
Anderson	2539‐0517	201606798	05/23/2016	*Rodney Eggleston	O'Brien Resources, LLC
Anderson	2539‐0521	201606799	05/04/2016	*Rodney Eggleston	O'Brien Resources, LLC
Anderson	2551‐0210	201700569	09/19/2016	Milton Ferrell Holcomb*	O'Brien Resources, LLC
Anderson	2551‐0226	201700574	09/27/2016	Dorthea Eyssen Testamentary Tr by	O'Brien Resources, LLC
				Christopher W. Burkhart
Anderson	2551‐0272	201700592	09/20/2016	Ashley Marie Rossi	O'Brien Resources, LLC
Anderson	2551‐0266	201700590	09/19/2016	Jennifer Holcomb DiMaggio	O' Brien Resources, LLC
Anderson	2551‐0263	201700589	09/19/2016	Michael Travis Holcomb	O' Brien Resources, LLC
Anderson	2017‐00006561	2017‐00006561	02/17/2016	Betty Rhea Wade Fluegge	O'Brien Resources, LLC
Anderson	2536‐0514	201606364	10/06/2016	Robert D. Johnston County Judge,	O'Brien Resources, LLC
				Anderson County,Texas acting in his
				capacity as Receiver for Mineral
				Interests appointed by the 349th
				Judicial Dictrict Court of Anderson
				County, TX in Cause No. DCCV16‐329‐
				349 for the W.M. Brown Unknown
				Heirs

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2533‐0492	201605879	09/16/2016	Robert D. Johnston, Receiver for	O'Brien Resources, LLC
				Mineral Interests Cause No. DCCV16‐
				323‐349. Unknown Heirs of Travis
				Wiliams, Kenneth Williams and Lana
				Chatam
Anderson	2527‐0480	201604832	08/03/2016	Robert D. Johnston, Receiver for	O'Brien Resources, LLC
				Mineral Interests Cause No. DCCV16‐
				207‐369. Unknown Heirs of Clifton
				Johnson and Ruth Johnson
Anderson	2519‐0142	201603469	05/19/2016	Robert D. Johnston, Receiver for	O'Brien Resources, LLC
				Mineral Interests Cause No. DCCV16‐
				092‐369. Unknown Heirs of Angie Kale
				Hughes, Laura Leone Higgins, Tina
				Joyce Sherley, Velma Clara Higgins
				Guthrie, William H. Higgins, Laura Rhea
				Winters Powers
Anderson	2357‐0576	201305666	11/11/2012	Barbara G. Ackeret	Beaufort Operating, LLC
Anderson	2357‐0582	201305668	11/11/2012	Ella Marie Albers	Beaufort Operating, LLC
Anderson	2357‐0601	201305675	11/11/2012	Brittney M. Bann	Beaufort Operating, LLC
Anderson	2338‐0461	201302021	08/22/2012	Linda Davis Barnes	Beaufort Operating, LLC
Anderson	2357‐0573	201305665	11/01/2012	Sarah Louder Barnes	Beaufort Operating, LLC
Anderson	2338‐0538	201302055	08/21/2012	Citizen National Bank, Successor	Beaufort Operating, LLC
				Trustee of the Henry Ford Davis Trust,
				U/W/O Kathryn Milner Davis
Anderson	2371‐0429	201308933	11/11/2012	Damon Douglas	Beaufort Operating, LLC
Anderson	2357‐0589	201305671	11/11/2012	Jeanna L. France	Beaufort Operating, LLC
Anderson	2338‐0531	201302051	06/10/2012	John M. Harrison III and Mary S.	Beaufort Operating, LLC
				Harrison Trustees of the Harrison
				Family Trust
Anderson	2357‐0604	201305676	11/11/2012	Brice E. Hedlund	Beaufort Operating, LLC
Anderson	2371‐0422	201308931	08/13/2012	Fayrene Hillhouse	Beaufort Operating, LLC
Anderson	2371‐0420	201308930	11/14/2012	Fayrene Hillhouse	Beaufort Operating, LLC
Anderson	2422‐0513	201407109	11/14/2012	Joleene Kale Hutchens	Beaufort Operating, LLC
Anderson	2357‐0607	201305677	11/01/2012	Linda Louder Huckaby	Beaufort Operating, LLC
Anderson	2357‐0598	201305674	11/01/2012	Elsie Kale	Beaufort Operating, LLC
Anderson	2515‐691	201602907	04/14/2016	Florence L. Kale	O'Brien Resources, LLC
Anderson	2469‐280	0018587	07/06/2004	Debbie Lambright	Eiche, Mapes and Company,
					Inc.
Anderson	2568‐758	0015366	08/16/2005	Debbie Lambright	Eiche, Mapes and Company,
					Inc.
Anderson	2338‐0529	201302050	07/23/2012	Lenell Lambright and Bradley Scott	Beaufort Operating, LLC
				Lambright
Anderson	2469‐283	0018588	06/25/2004	Leslie Lambright	Eiche, Mapes and Company,
					Inc.
Anderson	2357‐0570	201305664	11/01/2012	B.G. Lewis	Beaufort Operating, LLC
Anderson	2357‐0567	201305663	11/01/2012	Richard L. Lewis	Beaufort Operating, LLC
Anderson	2371‐0427	201308932	11/11/2012	Doris Mallory	Beaufort Operating, LLC
Anderson	2371‐0383	201308921	08/13/2012	Wayne Mitchell	Beaufort Operating, LLC
Anderson	2357‐0595	201305673	11/11/2012	James E. Morris	Beaufort Operating, LLC
Anderson	2357‐0585	201305669	11/11/2012	Retha J. Nelson	Beaufort Operating, LLC
Anderson	2357‐0579	201305667	11/11/2012	Sharon K. Olson	Beaufort Operating, LLC
Anderson	2371‐393	201308924	08/07/2012	Robert W. Percival	Beaufort Operating, LLC
Anderson	2338‐0535	201302053	01/31/2012	Charles Lesley Price	Beaufort Operating, LLC

Exhibit A-2
Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Energy LLC, as Buyer

COUNTY	BOOK PAGE OF INSTR	REGISTRY # FOR INSTR	DATE OF INSTR	LESSOR	LESSEE
Anderson	2357‐0588	201305670	12/12/2012	Sloan Shuffler, et vir and Clifton	Beaufort Operating, LLC
				Edward New
Anderson	2469‐286	0018589	06/23/2004	Evelyn Giles Sims	Eiche, Mapes and Company,
					Inc.
Anderson	2338‐0540	201302056	06/11/2012	Jane H. Spence and Perry L. Spence	Beaufort Operating, LLC
				Family Trust
Anderson	2371‐0405	201308927	08/13/2012	Irene Stafford	Beaufort Operating, LLC
Anderson	2371‐0410	201308928	11/14/2012	Irene Stafford	Beaufort Operating, LLC
Anderson	2466‐490	201503876	11/05/2012	Dorothy Kale Terry	Beaufort Operating, LLC
Anderson	2371‐0389	201308923	11/05/2012	Steven Terry, Ind. & as Exec. of the	Beaufort Operating, LLC
				Estate of Shige Kale, Dec'd
Anderson	2371‐0397	201308925	08/03/2012	Kyle S. Turner and wife, Kimberly	Beaufort Operating, LLC
				Turner
Anderson	2371‐0401	201308926	08/13/2012	Jerry Mitchell Wilbanks	Beaufort Operating, LLC
Anderson	2357‐0610	201305678	11/20/2012	Dan R. Murchison	Beaufort Operating, LLC
Anderson	2371‐387	201308922	11/20/2012	James A. Murchison, Sr.	Beaufort Operating, LLC
Anderson		2021‐6319		Elward Worley, et al	Brown, Godwin & Company,
					LLC
Anderson		2021‐6320		Gerard H. Clements and wife, Pamela	Brown, Godwin & Company,
				Clements	LLC
Anderson		2021‐6321		Gardner S. Thornton Exempt Trust	Brown, Godwin & Company,
					LLC
Anderson		2021‐6322		Pete K. Thornton Exempt Trust	Brown, Godwin & Company,
					LLC
Anderson		2021‐6323		Donald W. Langston	Brown, Godwin & Company,
					LLC

EXHIBIT A-3

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Rights of Way

See attached

Exhibit A-3

EXHIBIT A-4

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Real Property

Liberty County, Texas

Description:

34.4354 acres of land, more or less in the Liberty Town South League, Abstract # 358 in Liberty County, Texas and being further described in that certain Warranty Deed dated July 27, 1993 from the Estate of A.D. Smart et al to Samson Resources Company as recorded in Volume 1481, Page 6 of the Deed Records of Liberty County, Texas.

Description:

10.9345 acres of land, more or less in the Liberty Town South League, Abstract # 358 in Liberty County, Texas and being further described in that certain Warranty Deed dated July 27, 1993 from the Estate of A.D. Smart to Samson Resources Company as recorded in Volume 1481, Page 1 of the Deed Records of Liberty County, Texas.

Henderson County, Texas (Surface Interests)

Description:

All that certain 10.02 acres, more or less in the J.A. Newland Survey, Abstract No. 576. General Warranty Deed dated March 20, 2015, between Roger Dean Teselle (Grantor) and O’Brien Resources, LLC (Grantee). Instrument number 2015-00003862, Henderson County, Texas, more fully described in the Warranty Deed to the Veterans Land Board dated May 4, 2000 recorded in Volume 1993, Page 865 of the Real Property Records of Henderson County, Texas; and further described in the Contract of Sale and Purchase dated May 5, 2000, recorded in Volume 1993, Page 869 of the Real Property Records of Henderson County, Texas.

Description:

All that certain 6.159 acres, more or less in the Francis F. Williams Survey, Abstract No. A-793. General Warranty Deed dated October 6, 2015, between The Mackie Family Trust (Grantor) and O’Brien Resources, LLC (Grantee). Instrument number 2015-00015148, Henderson County, Texas, being a part of that certain called 63 acre tract, designated “Second Tract” and a part of that certain 1.88 acre tract, designated as “Fourth Tract”, described in deed from Paul W. Mackie, et ux, to The Mackie Family Trust, dated February 19, 2003, and recorded in Volume 2269, Page 866 of the Henderson County Real Property Records.

Exhibit A-4

EXHIBIT A-5

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Personal Property

See attached

Exhibit A-5

EXHIBIT A-6

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Permits

Permit	Permit Number	Authority	Recipient	Name	Effective Date	County	Active Location(Y/N)

Exhibit A-6

EXHIBIT A-7

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Operating Contracts

1.	[________].

Exhibit A-7

EXHIBIT B

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Special Warranty Deed

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

SPECIAL WARRANTY DEED

STATE OF TEXAS COUNTY OF LIBERTY	§ § §	KNOW ALL MEN BY THESE PRESENTS:

By these presents that New Horizon Resources LLC, a North Dakota limited liability company and wholly owned subsidiary of U.S. Energy Corporation, and U.S. Energy Corporation, a Delaware corporation, each having an address of 1616 S. Voss, Houston, Texas 77057 (together, the “Grantor”), for TEN AND NO/DOLLARS ($10.00) and other good and valuable consideration paid by 84 Resources Holdings, LLC, a Texas limited liability company, having an address of 2000 Bering, Suite 703, Houston, Texas 77057 (“Grantee”), the receipt and sufficiency of which consideration are hereby acknowledged and confessed by Grantor, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does GRANT, BARGAIN, SELL and CONVEY, unto Grantee, the following real property (the “Real Property”), more particularly described on Exhibit A attached hereto.

TO HAVE AND TO HOLD the Real Property, as aforesaid, subject to the Permitted Encumbrances, unto Grantee, its successors and assigns, forever, and Grantor does hereby bind itself and its successors and assigns, to WARRANT AND FOREVER DEFEND, subject only to the Permitted Encumbrances, all and singular the Real Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise for eighteen (18) months following the Effective Date.

This Special Warranty Deed shall be effective as of 12:01 A.M., Central Time, on November 1, 2024 (the “Effective Date”) and shall be subject to the terms and conditions of that certain Purchase and Sale Agreement executed on December 12, 2024, by and between Grantor and Grantee (the “PSA”), which terms and conditions are incorporated herein by reference. If there is any conflict between the terms of this Special Warranty Deed and the terms of the PSA, the PSA shall control in all respects and shall not merge into the terms of this Special Warranty Deed; provided, however, this Special Warranty Deed may be relied upon for all purposes without further recourse or reference to the PSA with respect to the conveyance and transfer of title to the Real Property.

Exhibit B

Capitalized terms used in this Special Warranty Deed that are not otherwise defined herein shall have the respective meanings given to them in the PSA.

Signature Pages Follow

Exhibit B

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor as of the date of the acknowledgments below to be effective as of the Effective Date.

GRANTOR:

New Horizon Resources LLC, a wholly owned

subsidiary of U.S. Energy Corporation

By: ___________________________

Name: Ryan Smith

Title: President and CEO

U.S. Energy Corporation

By: ___________________________

Name: Ryan Smith

Title: President and CEO

STATE OF TEXAS COUNTY OF HARRIS	§ § §

The foregoing instrument was acknowledged before me on ___________, 2024, by Ryan Smith, as President and CEO of U.S. Energy Corporation, a Delaware corporation, and New Horizon Resources LLC, a North Dakota limited liability company, on behalf of such corporation and limited liability company.

WITNESS my hand and official seal.

_________________________________ Sign Name __________________________________ Print Name Notary Public, _________ My commission expires: ________________________________

Exhibit B

GRANTEE: 84 Resources Holdings, LLC

By:
Name:
Title:

STATE OF TEXAS COUNTY OF [________]	§ § §

The foregoing instrument was acknowledged before me on __________, 2024, by [________], as [________], 84 Resources Holdings, LLC, a Texas limited liability company, on behalf of such limited liability company.

WITNESS my hand and official seal.

_________________________________ Sign Name __________________________________ Print Name Notary Public, _________ My commission expires: ________________________________

Exhibit B

EXHIBIT A

Special Warranty Deed between U.S. Energy Corporation and New Horizon Resources LLC, as Grantor, and 84 Resources Holdings, LLC, as Grantee

LEGAL DESCRIPTION OF REAL PROPERTY

Liberty County, Texas

Description:

34.4354 acres of land, more or less in the Liberty Town South League, Abstract # 358 in Liberty County, Texas and being further described in that certain Warranty Deed dated July 27, 1993 from the Estate of A.D. Smart et al to Samson Resources Company as recorded in Volume 1481, Page 6 of the Deed Records of Liberty County, Texas.

Description:

10.9345 acres of land, more or less in the Liberty Town South League, Abstract # 358 in Liberty County, Texas and being further described in that certain Warranty Deed dated July 27, 1993 from the Estate of A.D. Smart to Samson Resources Company as recorded in Volume 1481, Page 1 of the Deed Records of Liberty County, Texas.

Henderson County, Texas (Surface Interests)

Description:

All that certain 10.02 acres, more or less in the J.A. Newland Survey, Abstract No. 576. General Warranty Deed dated March 20, 2015, between Roger Dean Teselle (Grantor) and O’Brien Resources, LLC (Grantee). Instrument number 2015-00003862, Henderson County, Texas, more fully described in the Warranty Deed to the Veterans Land Board dated May 4, 2000 recorded in Volume 1993, Page 865 of the Real Property Records of Henderson County, Texas; and further described in the Contract of Sale and Purchase dated May 5, 2000, recorded in Volume 1993, Page 869 of the Real Property Records of Henderson County, Texas.

Description:

All that certain 6.159 acres, more or less in the Francis F. Williams Survey, Abstract No. A-793. General Warranty Deed dated October 6, 2015, between The Mackie Family Trust (Grantor) and O’Brien Resources, LLC (Grantee). Instrument number 2015-00015148, Henderson County, Texas, being a part of that certain called 63 acre tract, designated “Second Tract” and a part of that certain 1.88 acre tract, designated as “Fourth Tract”, described in deed from Paul W. Mackie, et ux, to The Mackie Family Trust, dated February 19, 2003, and recorded in Volume 2269, Page 866 of the Henderson County Real Property Records.

Exhibit B

EXHIBIT C

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Assignment, Conveyance and Bill of Sale

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF TEXAS COUNTIES OF [________]	§ § §	KNOW ALL MEN BY THESE PRESENTS:

THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (this “Assignment”) executed by U.S. Energy Corporation, a Delaware corporation, and New Horizon Resources LLC, a North Dakota limited liability company and wholly owned subsidiary of U.S. Energy Corporation, each having an address of 1616 S. Voss, Houston, Texas 77057 (together, the “Assignor”), to 84 Resources Holdings, LLC, a Texas limited liability company, whose address is 2000 Bering, Suite 703, Houston, Texas 77057 (“Assignee”) is effective as of 12:01 A.M., Central Time, on November 1, 2024 (the “Effective Date”). Assignor and Assignee are collectively referred to herein as the “Parties” and each individually referred to herein as a “Party”.

NOW THEREFORE, Assignor, for and in consideration of the sum of TEN and NO/100 Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, by these presents does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER AND DELIVER, subject to the terms and provisions and exceptions and reservations hereinafter set forth, unto Assignee, its successors and assigns, all of Assignor’s undivided interest in and to the following assets, less and except for the Excluded Assets, in each case to the extent assignable and/or transferable by Assignor, as applicable, as of the Effective Date, hereinafter referred to as the “Assets”, to wit:

(i)

All of Assignor’s rights, title and interest in and to the oil and gas leases described on Exhibit A-2 attached hereto, all related leasehold interests, carried interests, reversionary interests and operating rights associated therewith and leasehold estate created thereby (the “Leases”), together with any and all other rights, titles and interests in and to the lands covered by the Leases, including the lands pooled, unitized or communitized therewith (the “Lands”);

Exhibit C

(ii)

All oil, gas, water, disposal and injection wells located on the Lands covered by the Leases or included in pooled acreage or units with which any Leases may have been pooled or unitized, including, without limitation, the wells described on Exhibit A-1 attached hereto (the “Wells”), together with all well equipment, pipelines, gathering systems, field offices located on the Lands or units in which the Leases or Lands are pooled or unitized, processing facilities, storage facilities, drill site pads, pits, containment facilities, or other personal property appurtenant to the operation of the Wells;

(iii)

All of Assignor’s rights, title and interest in and to the surface leases appurtenant to the ownership or operation of the Wells, including, without limitation, those described on Exhibit A-2 attached hereto (the “Surface Rights”) and any surface facilities and yards, shops, and offices located on or associated with the Surface Rights, together with all fixtures, buildings, structures or other improvements thereon;

(iv)	All fee surface interests used or held for use in connection with the ownership or operation of the Assets, and any field offices related to the operation of the Assets (the “Fee Surface Interests”);

(v)

All of the easements, rights-of-way, servitudes, licenses, surface use agreements and other rights held by Assignor and existing as of the Effective Date to the extent used or held for use primarily in connection with the ownership or operation of the Assets or to the extent which are required for access to the Assets, that are described on Exhibit A-3 attached hereto, together with all rights, hereditaments, and appurtenances thereto (collectively, the “Rights of Way”);

(vi)

All equipment, machinery, fixtures, furniture, buildings, structures, improvements and other real, personal property, located on the Lands or Fee Surface Interests, including without limitation, that are described on Exhibit A-4, provided that such equipment and machinery is located on the Lands or Fee Surface Interests (Assignor’s interest in such properties, collectively, the “Personal Property”);

(vii)

To the extent legally assignable, any permit, license, registration, consent, order, approval, variance, exemption, waiver, franchise, right or other authorization (in each case) of any governmental authority (the “Permits”) relating to the ownership and operation of any of the Assets which is set forth on Exhibit A-5; and

(viii)

All contracts necessary or appurtenant to the operation of the Assets as set forth on Exhibit A-6 and all existing and effective sales, purchase, exchange, gathering, transportation, processing and gas contracts, operating agreements, unit agreements, balancing agreements, farmout agreements, farmin agreements, exploration agreements and any and all other contracts and agreements insofar as they relate to the Assets (“Operating Contracts”).

Exhibit C

Notwithstanding the foregoing, the Assets shall not include, and therefore is excepted, reserved and excluded from the purchase and sale contemplated herein, all other assets that do not constitute the Assets including, without limitation, the following (the “Excluded Assets”):

(i)

All of Assignor’s corporate minute books, financial records, income tax records, and other business records that relate to Assignor’s business generally (including the ownership and operation of the Assets);

(ii)

All trade credits, all accounts, all receivables of Assignor (or its affiliates) and all other proceeds, income, or revenues of Assignor (or its affiliates) attributable to the Assets and attributable to any period of time prior to the Effective Date;

(iii)	All funds held in suspense by Assignor in respect of the Assets for any period of time prior to the Effective Date;

(iv)	All claims and causes of action of Assignor or its affiliates that are attributable to periods of time prior to the Effective Date (including claims for adjustments or refunds);

(v)

All rights and interests of Assignor (a) under any policy or agreement of insurance or indemnity, (b) under any bond, or (c) to any insurance or condemnation proceeds or awards arising, in each case, from acts, omissions, or events or damage to or destruction of property attributable to any period of time prior to the Effective Date;

(vi)	Assignor’s rights with respect to all proceeds attributable to the Assets with respect to all periods prior to the Effective Date and related proceeds;

(vii)

Any and all claims of Assignor or any of its affiliates for refunds of, rights to receive funds from any governmental authority, credits attributable to, loss carryforwards with respect to, or similar tax assets relating to (a) Asset taxes attributable to any period (or portion thereof) ending prior to the Effective Date; (b) any taxes attributable to the Excluded Assets; and (c) any other taxes relating to the ownership or operation of the Assets or the receipt of proceeds therefrom that are attributable to any period (or portion thereof) ending prior to the Effective Date;

(viii)	All rights, benefits, claims, and releases of Assignor or its affiliates under or with respect to any contract that are attributable to periods of time prior to Closing;

(ix)	All of Assignor’s proprietary computer software, patents, trade secrets, copyrights, names, trademarks, logos, and other intellectual property;

(x)	All documents and instruments of Assignor that may be protected by legal privilege, including attorney-client privilege or any attorney work product doctrine;

(xi)	All data that cannot be disclosed by Assignor as a result of confidentiality arrangements under existing written agreements;

Exhibit C

(xii)	All audit rights arising under any of the contracts or otherwise with respect to any period prior to the Effective Date or to any of the Excluded Assets;

(xiii)

Documents prepared or received by Assignor or its affiliates with respect to (a) lists of prospective purchasers for such transactions compiled by Assignor; (b) bids submitted by other prospective purchasers of the Assets; (c) analyses by Assignor or its affiliates of any bids submitted by any prospective purchaser; (d) correspondence between or among Assignor, its representatives, and any prospective purchaser other than Assignee; and (e) correspondence between Assignor or any of its representatives with respect to any of the bids, the prospective purchasers, or the transactions contemplated hereby;

(xiv)	A copy of all Records transferred to Assignee hereunder;

(xv)	Vehicles and rolling stock;

(xvi)	Any contracts that constitute master services agreements or similar contracts other than the Operating Contracts; and

(xvii)	Any of Assignor’s assets other than the Assets conveyed herein.

TO HAVE AND TO HOLD the Assets unto Assignee and its successors and assigns forever, subject to the following:

THE ASSETS ARE BEING CONVEYED AND ASSIGNED AND ACCEPTED BY ASSIGNEE ON AN “AS IS, WHERE IS” BASIS, WITH ALL FAULTS AND DEFECTS, WHETHER KNOWN, UNKNOWN OR LATENT, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR, AND WITH NO REPRESENTATION, WARRANTY (OTHER THAN THE LIMITED SPECIAL WARRANTY OF TITLE BELOW) OR COVENANT OF ANY KIND OR NATURE, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANABILITY OR FITNESS FOR A PARTICULAR PURPOSE, PROVIDED, HOWEVER, NOTWITHSTANDING ANYTHING TO THE CONTRARY, ASSIGNOR DOES HEREBY BIND ITSELF AND ITS SUCCESSORS AND ASSIGNS, TO WARRANT AND FOREVER DEFEND, ALL AND SINGULAR THE ASSETS UNTO ASSIGNEE, ITS SUCCESSORS AND ASSIGNS, AGAINST EVERY PERSON WHOMSOEVER LAWFULLY CLAIMING OR TO CLAIM THE SAME, OR ANY PART THEREOF, BY, THROUGH OR UNDER ASSIGNOR, BUT NOT OTHERWISE FOR A PERIOD OF EIGHTEEN (18) MONTHS FOLLOWING THE EFFECTIVE DATE. This Assignment is not intended, and shall not be construed, as a mere quitclaim, reference being made to the public records in the County in which the Assets are located and to the PSA (defined below) for a complete description of Assignor’s interest in the Assets.

The Parties agree to execute and deliver to each other, from time to time, all such other and additional documents, and to do all such other and further acts and things as may be reasonably necessary to more fully and effectively effectuate the transaction contemplated by this Assignment.

Exhibit C

This Assignment shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws that would direct the application of the law of another jurisdiction.

This Assignment shall be a covenant that runs with the Lands and all provisions hereof shall be binding on and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

If any provision of this Assignment is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof such provision shall be fully severable; this Assignment shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Assignment.

This Assignment shall be effective as of the Effective Date and shall be subject to the terms and conditions of that certain Purchase and Sale Agreement executed on December 12, 2024, by and between Assignor and Assignee (the “PSA”), which terms and conditions are incorporated herein by reference. If there is any conflict between the terms of this Assignment and the terms of the PSA, the PSA shall control in all respects and shall not merge into the terms of this Assignment; provided, however, this Assignment may be relied upon for all purposes without further recourse or reference to the PSA with respect to the conveyance and transfer of title to the assigned Assets. Capitalized terms used in this Assignment that are not otherwise defined herein shall have the respective meanings given to them in the PSA.

Signature Pages Follow

Exhibit C

IN WITNESS WHEREOF, this Assignment, Conveyance and Bill of Sale is executed as of the date of acknowledgment by the Parties below, but effective for all purposes as of the Effective Date.

ASSIGNOR:

U.S. Energy Corporation

By: ___________________________

Name: Ryan Smith

Title: President and CEO

New Horizon Resources LLC

By: ___________________________

Name: Ryan Smith

Title: President and CEO

STATE OF TEXAS COUNTY OF HARRIS	§ § §

The foregoing instrument was acknowledged before me on ___________, 2024, by Ryan Smith, as President and CEO of U.S. Energy Corporation, a Delaware corporation, and New Horizon Resources LLC, a North Dakota limited liability company, on behalf of such corporation and limited liability company.

WITNESS my hand and official seal.

_________________________________ Sign Name __________________________________ Print Name Notary Public, _________ My commission expires: ________________________________

Exhibit C

ASSIGNEE: 84 Resources Holdings, LLC By: _________________________ Name: Title:

STATE OF TEXAS COUNTY OF [________]	§ § §

The foregoing instrument was acknowledged before me on __________, 2024, by [________], as [________], 84 Resources Holdings, LLC, a Texas limited liability company, on behalf of such limited liability company.

WITNESS my hand and official seal.

_________________________________ Sign Name __________________________________ Print Name Notary Public, _________ My commission expires: ________________________________

Exhibit C

EXHIBIT A-1

Assignment, Conveyance and Bill of Sale between U.S. Energy Corporation and New Horizon Resources LLC, as Assignor, and 84 Resources Holdings, LLC, as Assignee

Wells

Exhibit C

EXHIBIT A-2

Assignment, Conveyance and Bill of Sale between U.S. Energy Corporation and New Horizon Resources LLC, as Assignor, and 84 Resources Holdings, LLC, as Assignee

Leases

Exhibit C

EXHIBIT A-3

Assignment, Conveyance and Bill of Sale between U.S. Energy Corporation and New Horizon Resources LLC, as Assignor, and 84 Resources Holdings, LLC, as Assignee

Rights of Way

Exhibit C

EXHIBIT A-4

Assignment, Conveyance and Bill of Sale between U.S. Energy Corporation and New Horizon Resources LLC, as Assignor, and 84 Resources Holdings, LLC, as Assignee

Personal Property

Exhibit C

EXHIBIT A-5

Assignment, Conveyance and Bill of Sale between U.S. Energy Corporation and New Horizon Resources LLC, as Assignor, and 84 Resources Holdings, LLC, as Assignee

Permits

Exhibit C

EXHIBIT A-6

Assignment, Conveyance and Bill of Sale between U.S. Energy Corporation and New Horizon Resources LLC, as Assignor, and 84 Resources Holdings, LLC, as Assignee

Operating Contracts

Exhibit C

EXHIBIT D

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources, LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Excluded Assets

Exhibit D

EXHIBIT E

Purchase and Sale Agreement between U.S. Energy Corporation and New Horizon Resources, LLC, as Seller, and 84 Resources Holdings, LLC, as Buyer

Affidavit of Non-Foreign Status